Exhibit 10.3
Attorney Work Product Privileged and Confidential
Execution Version

MEMBERSHIP INTEREST PURCHASE AGREEMENT

BY AND AMONG
EFR WHITE CANYON CORP.,
a DELAWARE CORPORATION,

ENCORE ENERGY CORP.,
a BRITISH COLUMBIA CORPORATION,

&

ENCORE ENERGY US CORP.,
a NEVADA CORPORATION

____________________________________
DATED AS OF NOVEMBER 13, 2022
_____________________________________

Exhibit 10.3

Page
ARTICLE I. DEFINITIONS AND INTERPRETATION    1
Section 1.01    Defined Terms    1
Section 1.02    References and Rules of Construction    2
ARTICLE II. PURCHASE AND SALE OF MEMBERSHIP INTERESTS    2
Section 2.01    Agreement to Purchase and Sell Membership Interests    2
Section 2.02    Purchase Consideration    2
Section 2.03    Compensation for Cash Collateral    3
Section 2.04    Transfer of Project Employees.    3
Section 2.05    Withholding    3
ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE SELLER    4
Section 3.01    Organization and Qualification of the Seller    4
Section 3.02    Organization and Qualification of Acquired Companies    4
Section 3.03    Authorization and Enforceability    4
Section 3.04    Powers of Attorney    4
Section 3.05    No Conflict    4
Section 3.06    Capitalization    5
Section 3.07    Books and Records.    5
Section 3.08    Financial Information; Accounts Receivable    5
Section 3.09    Absence of Certain Changes    6
Section 3.10    Absence of Undisclosed Liabilities    7
Section 3.11    Litigation.    7
Section 3.12    Compliance with Laws; Permits    7
Section 3.13    Alta Mesa Contracts    8
Section 3.14    Alta Mesa Real Property    9
Section 3.15    Alta Mesa Personal Property    9
Section 3.16    Bank Accounts.    9
Section 3.17    Taxes and Assessments    10
Section 3.18    Environmental Matters    11
Section 3.19    Bankruptcy; Solvency    12
Section 3.20    Consents, Approvals or Waivers    12
Section 3.21    Governmental Authorization.    12
Section 3.22    Royalty Obligations.    13
Section 3.23    Employment and Benefit Matters.    13
Section 3.24    Expropriation    15
Section 3.25    Insurance.    15
Section 3.26    Intellectual Property.    15
Section 3.27    COVID-19; CARES Act    16
Section 3.28    Brokers    16
Section 3.29    Technical Report    16
ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE ENCORE PARTIES    16
Section 4.01    Existence and Qualification    16
Section 4.02    Power    16
Section 4.03    Authorization and Enforceability    16

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Exhibit 10.3

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Section 4.04    No Conflicts    17
Section 4.05    Litigation    17
Section 4.06    Consents, Approvals or Waivers    17
Section 4.07    Knowledge of Breach    17
ARTICLE V. COVENANTS OF THE PARTIES    17
Section 5.01    Access to Records    17
Section 5.02    Government Reviews    17
Section 5.03    Public Announcements; Confidentiality    18
Section 5.04    Operation of Business; Pre-Closing Holding Costs; Insurance Premium Loans    18
Section 5.05    Bonds, Letters of Credit and Guaranties    20
Section 5.06    Non-Solicitation and Acquisition Proposals    20
Section 5.07    Further Assurances    22
Section 5.08    The EFR Name    22
Section 5.09    Payment of Slurry Payment Obligation    22
Section 5.10    CFIUS Submission    22
Section 5.11    Prepaid Expenses and Accrued Rental Liabilities    22
Section 5.12    Casualty Loss and Condemnation    23
Section 5.13    Efforts to Obtain Financing; Cooperation.    23
Section 5.14    Financial Records    23
Section 5.15    Audit Cooperation.    24
Section 5.16    Financing Deposit    24
Section 5.17    Cooperation with Transfer of Assets    24
Section 5.18    TSX Venture Exchange Approval    24
Section 5.19    Recording    24
ARTICLE VI. CONDITIONS TO CLOSING    24
Section 6.01    enCore Parties’ Conditions to Closing    24
Section 6.02    Seller’s Conditions to Closing    25
Section 6.03    Frustration of Closing Conditions    26
ARTICLE VII. CLOSING    27
Section 7.01    Time and Place of the Closing    27
Section 7.02    Obligations of the enCore Parties at the Closing    27
Section 7.03    Obligations of the Seller at the Closing    27
ARTICLE VIII. TERMINATION    28
Section 8.01    Termination    28
Section 8.02    Effect of Termination    29
Section 8.03    Reverse Termination Fee    29
ARTICLE IX. INDEMNIFICATION    30
Section 9.01    Indemnification by the Seller    30
Section 9.02    Indemnification by the enCore Parties    31
Section 9.03    Indemnification Actions    31

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Exhibit 10.3

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Exhibit 10.3

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Section 9.04    Survivability; Limitation on Actions    33
ARTICLE X. TAX MATTERS    35
Section 10.01    Tax Filings    35
Section 10.02    Current Tax Period Taxes    35
Section 10.03    Purchase Consideration Allocation    36
ARTICLE XI. MISCELLANEOUS    37
Section 11.01    Counterparts    37
Section 11.02    Notice    37
Section 11.03    Tax, Recording Fees, Similar Taxes & Fees    38
Section 11.04    Governing Law; Jurisdiction    38
Section 11.05    Waivers    39
Section 11.06    Assignment    39
Section 11.07    Entire Agreement    39
Section 11.08    Amendment    39
Section 11.09    No Third-Party Beneficiaries    39
Section 11.10    Construction    39
Section 11.11    Conspicuous    39
Section 11.12    Severability    39

APPENDIX A EXHIBIT 1
EXHIBIT 2
EXHIBIT 3

EXHIBIT 4

EXHIBIT 5
EXHIBIT 6

EXHIBIT 7

EXHIBIT 8
EXHIBIT 9

DISCLOSURE SCHEDULES

4872-6122-7569\18

Exhibit 10.3
MEMBERSHIP INTEREST PURCHASE AGREEMENT
This Membership Interest Purchase Agreement (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of November 13¸ 2022 (the “Execution Date”), by and among:
EFR WHITE CANYON CORP., a Delaware corporation (the “Seller”), and
ENCORE ENERGY CORP., a British Columbia corporation (“enCore”), and ENCORE ENERGY US CORP., a Nevada corporation (the “Purchaser”).
The Purchaser and enCore may be referred to herein collectively as the “enCore Parties” and individually as an “enCore Party.” The Seller, the Purchaser, and enCore may be referred to herein collectively as the “Parties” and individually as a “Party.”

RECITALS
WHEREAS, the Seller owns all of the limited liability company membership interests (“Membership Interests”) in each of three Texas limited liability companies: EFR Alta Mesa LLC (formerly known as Mesteña Uranium, L.L.C.), Leoncito Plant, L.L.C., and Leoncito Project, L.L.C., (each a “Purchased Company” and together the “Purchased Companies”);
WHEREAS, Leoncito Project, L.L.C. owns all of the limited liability company membership interests (“LR Membership Interests”) in Leoncito Restoration, L.L.C., a Texas limited liability company (“Leoncito Restoration” and together with the Purchased Companies, the “Acquired Companies,” and each an “Acquired Company”);
WHEREAS, the Acquired Companies together own and control the Alta Mesa Assets, as defined and described more particularly in Appendix A of this Agreement, which are used in the mining and production and recovery of uranium (the “Business”); and
WHEREAS, on the terms and conditions set forth herein, Purchaser wishes to purchase the Membership Interests from the Seller, and the Seller wishes to sell the Membership Interests to the Purchaser.
NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, conditions, agreements and promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I. DEFINITIONS AND INTERPRETATION
Section 1.01 Defined Terms. In addition to the terms defined throughout this Agreement, the capitalized terms used herein that are not otherwise defined shall have the meanings set forth in Appendix A.

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Section 1.02    References and Rules of Construction.
(a)All references in this Agreement to Exhibits, Schedules, Appendices, Articles, Sections, subsections and clauses refer to the corresponding Exhibits, Schedules, Appendices, Articles, Sections, subsections and clauses of or to this Agreement unless expressly provided otherwise. The Exhibits, Schedules and Appendices referred to herein are attached to and by this reference incorporated herein for all purposes.
(b)Titles appearing at the beginning of any Exhibits, Schedules, Appendices, Articles, Sections, subsections and clauses of this Agreement are for convenience only, do not constitute any part of this Agreement and shall be disregarded in construing the language hereof.
(c)The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause unless expressly so limited. The words “this Article,” “this Section,” “this subsection,” “this clause,” and words of similar import, refer only to the Article, Section, subsection and clause hereof in which such words occur. The word “including” (in its various forms) shall be deemed to include the terms “including, without limitation,” and “including, but not limited to.” Unless expressly provided to the contrary, the word “or” is not exclusive. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.
(d)Any representation or warranty qualified to the “knowledge of the Seller” or “the Seller’s knowledge” or with any similar knowledge qualification is limited to matters actually known by the respective managers and officers of each of the Seller, Seller Parent, and the Acquired Companies. Any representation or warranty qualified to the “knowledge of the enCore Parties” or “the enCore Parties’ knowledge” or with any similar language qualification is limited to matters actually known by the respective managers and officers of the enCore Parties, and expressly including Paul Goranson and Peter Luthiger.
(e)All references to “$” shall be deemed references to U.S. Dollars.
(f)If any payment is required to be made or other action (including the giving of notice) is required to be taken pursuant to this Agreement on a day which is not a Business Day, then such payment or action shall be considered to have been made or taken in compliance with this Agreement if made or taken on the next succeeding Business Day.
ARTICLE II.
PURCHASE AND SALE OF MEMBERSHIP INTERESTS
Section 2.01 Agreement to Purchase and Sell Membership Interests. Subject to the terms and conditions set forth herein, at the Closing, the Seller shall sell, and Purchaser shall purchase, the Membership Interests in each of the Purchased Companies for the consideration specified in Section 2.02. The Seller shall transfer the Membership Interests in each of the Purchased Companies to the Purchaser through the execution and delivery of assignments in the form attached hereto as Exhibit 1.
Section 2.02 Purchase Consideration. At the Closing, and subject to the terms and conditions set forth herein, the Purchaser shall pay, cause to be paid or delivered to the Seller (and enCore shall cause

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Exhibit 10.3
Purchaser to pay, deliver, and assume the amounts set forth below in this Section 2.02 and Section 2.03) the following

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Exhibit 10.3

consideration (the “Purchase Consideration”) in exchange for the Seller’s sale and transfer of the Membership Interests to the Purchaser under Section 2.01:
(a)The Purchaser shall pay to the Seller $60,000,000.00 by wire transfer of immediately available funds (the “Cash Consideration”), reduced by the amount of the Financing Deposit, if the Financing Deposit has been paid pursuant to Section 5.16; and
(b)The Purchaser shall deliver to the Seller (i) a secured promissory note to be issued by the Purchased Companies in the original principal amount of $60,000,000.00, substantially in the form of Exhibit 2 (the “Note”), (ii) a pledge agreement as provided under Section 9(i) of the Note, substantially in the form of Exhibit 3 (the “Pledge”), (iii) a security agreement as provided under Section 9(ii) of the Note, substantially in the form of Exhibit 4 (the “Security Agreement”),
(iv) a deed of trust, security agreement, financing statement, fixture filing, and as-extracted collateral filing as provided under Section 9(iv) of the Note, substantially in the form of Exhibit 5 (the “Fee Deed of Trust”), (v) a leasehold deed of trust, assignment of leases and rents, security agreement, financing statement, and fixture filing, and as-extracted collateral filing as provided under Section 9(iv) of the Note, substantially in the form of Exhibit 6 (the “Leasehold Deed of Trust”), and (vi) an unsecured guaranty agreement issued by enCore, substantially in the form of Exhibit 7 (the “Guaranty”) guaranteeing the full repayment and performance of the obligations evidenced by the Note; and
(c)The Purchaser shall assume any and all Reclamation Obligations.
Section 2.03 Compensation for Cash Collateral. At the Closing, the Purchaser shall pay to the Seller by wire transfer of immediately available funds an amount equal to the aggregate amount of any cash collateral deposits supporting the Acquired Companies’ reclamation bonds that are set forth on Schedule 3.18(b) with respect to the Project (the “Cash Collateral Amount”). As of the Execution Date, the amount of the Cash Collateral Amount is $3,589,865.00. The Seller shall confirm the amount of the Cash Collateral Amount in writing to Purchaser within five (5) Business Days prior to the Closing.
Section 2.04 Transfer of Project Employees. Prior to the Closing, Purchaser (or an Affiliate thereof) shall make offers of employment to all Persons currently employed with respect to the Project (the “Project Employees”), which offers shall provide for employment by Purchaser (or an Affiliate thereof) at their current pay rates and positions, which Project Employees, pay rates, and positions are set forth on Schedule 3.23(d). Also at Closing Purchaser shall cause enCore to grant to each of the Project Employees who have so accepted employment by Purchaser (or an Affiliate thereof) the equity specified in Schedule 3.23(d) (the “Replacement Equity”), which shall have the terms set forth in Schedule 3.23(d). The Project Employees shall be eligible to participate in benefits plans offered to other similarly situated employees of the Purchaser. This Section 2.04 is solely for the benefit of the Parties. No provision of this Section 2.04 shall or shall be construed to create any third-party beneficiary or other right to any Project Employee or any other Person or guarantee to any Person continued employment or any other continued service relationship with Purchaser or any of its Affiliates (including, after the Closing, the Acquired Companies).
Section 2.05 Withholding. Purchaser shall be entitled to deduct or withhold any amount for or on account of any Taxes from the payments otherwise due hereunder that are required by Law. If so required, Purchaser shall make such deductions or withholdings and pay the amount so deducted or withheld to the appropriate Governmental Authority. Upon making such payments to the appropriate Governmental Authority, Purchaser shall be treated as having paid to the Seller the amounts deducted or withheld as otherwise required hereunder. The Parties shall cooperate in good faith to minimize, to the extent

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permissible under applicable Law, the amount of any such deduction or withholding, including by providing

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any certificates or forms that are reasonably requested to establish an exemption from (or reduction in) any deduction or withholding.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE SELLER
The Seller represents and warrants the following to the enCore Parties, acknowledging that the enCore Parties are relying upon such representations and warranties in connection with their execution, delivery and performance of this Agreement:
Section 3.01 Organization and Qualification of the Seller. The Seller is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Seller has all necessary corporate power and authority to carry on its business as it is now being conducted and is qualified to do business under the Laws of each jurisdiction in which it carries on its business. True and correct copies of the organizational documents of, Seller as in effect as of the Execution Date have been provided to Purchaser prior to the Execution Date and such organizational documents have not been amended or otherwise modified.
Section 3.02 Organization and Qualification of Acquired Companies. Each of the Acquired Companies is a limited liability company, duly organized, validly existing and in good standing under the Laws of the State of Texas and has all necessary organizational power and authority to carry on its business as it is now being conducted and is qualified to do business under the Laws of each jurisdiction in which it carries on its business. True and correct copies of the organizational documents of each of the Acquired Companies as in effect as of the Execution Date have been provided to Purchaser prior to the Execution Date and such organizational documents have not been amended or otherwise modified.
Section 3.03 Authorization and Enforceability. The Seller has the requisite power and authority to execute and deliver this Agreement and the contracts, agreements, documents and instruments executed and delivered in connection with this Agreement (the “Ancillary Documents”) and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of the Seller or any of the Seller’s indirectly controlled Affiliates. This Agreement has been duly executed and delivered, and all Ancillary Documents will be duly executed and delivered as required hereunder. This Agreement constitutes, and each of the Ancillary Documents will constitute, a valid and binding obligation of the Seller, enforceable in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (the “Equity Exception”).
Section 3.04 Powers of Attorney. No Person has any power of attorney to act on behalf of any Acquired Company in connection with its business or any of the Alta Mesa Assets that it holds other than such powers to so act as normally pertain to the managers or officers of such Acquired Company.
Section 3.05 No Conflict. The execution, delivery and performance of this Agreement and the Ancillary Documents by the Seller will not (a) violate any provision of the organizational documents of the Seller or any Acquired Company; (b) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent

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under, or give to others any rights of termination, acceleration or cancellation of, any note, bond, mortgage or

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indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Seller or any Acquired Company or any Affiliate of Seller is a party or which affects in any material respect any of the Alta Mesa Assets; or (c) conflict with or violate in any material respect any Law or Governmental Order applicable to the Seller or any Affiliate of Seller or any Acquired Company or any of the Alta Mesa Assets.
Section 3.06 Capitalization. The Membership Interests in each Purchased Company constitute all of the issued and outstanding equity interests of such Purchased Company and are owned of record and beneficially by the Seller, free and clear of all Encumbrances. Other than the Membership Interests, no other classes, groups or categories of limited liability company ownership interests have been established or exist for any Purchased Company. All of the LR Membership Interests are owned of record and beneficially by Leoncito Project, L.L.C., free and clear of all Encumbrances. There are no options, warrants, conversion privileges or other rights, member rights plans, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character requiring or which may require the sale or transfer of any membership interest, or any other equity interest in, any Acquired Company. All Membership Interests and LR Membership interests have been duly authorized and validly issued and are fully paid and non-assessable. All Membership Interests and LR Membership Interests have been issued in compliance with all applicable Laws. There are no outstanding contractual or other obligations of any Acquired Company to repurchase, redeem or otherwise acquire all or any portion of the Membership Interests or LR Membership Interests. Other than the Company Agreements, there are no limited liability company, operating, ownership, voting or similar agreements with respect to any of the Acquired Companies. Other than Leoncito Project, L.L.C.’s 100% ownership of Leoncito Restoration, none of the Acquired Companies has any subsidiaries. No Acquired Company has granted, and there are no outstanding or authorized compensatory or service-linked equity awards or other equity -based awards or interests with respect to any equity or voting interests in any Acquired Company, including any profits interests, appreciation or participation rights or similar arrangements.
Section 3.07 Books and Records. The books of account and other records of the Acquired Companies are complete and correct and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. True and complete copies of all such books and records have been made available to the enCore Parties and, at the Closing, the originals of all such books and records will be in the possession of the Acquired Companies.
Section 3.08 Financial Information; Accounts Receivable.
(a)True and complete copies of (i) the unaudited financial statements of the Acquired Companies as of December 31, 2020 and 2021, and (ii) the unaudited financial statements of the Acquired Companies as of June 30, 2021 and 2022 (collectively, the “Financial Statements”) have been delivered to the enCore Parties. The balance sheet of each of the Acquired Companies and their Affiliates as of June 30, 2022 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date”.
(b)The Financial Statements (i) were prepared in accordance with the books of account and other records of the Acquired Companies (except as may be indicated in the notes thereto), (ii) present fairly in all material respects the financial condition and results of operations of the Acquired Companies as of the dates thereof or for the periods covered thereby, (iii) were prepared in a manner and on a basis consistent with the past practices of the Acquired Companies and its affiliate parent company except as expressly disclosed therein, and (iv) were prepared

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using policies, procedures and conventions in accordance with generally accepted accounting principles (“GAAP”).

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(c)Seller Parent has established and maintains a system of internal controls with respect to the Acquired Companies. Such internal controls are designed to provide reasonable assurance that (i) transactions are executed in all material respects in accordance with management’s authorization and (ii) transactions are recorded as necessary to permit preparation of financial statements of Seller Parent in conformity with GAAP and to maintain accountability for each Acquired Company’s assets.
(d)Neither Seller nor Seller Parent has identified in writing or has received written notice from an independent auditor of (x) any significant deficiency or material weakness in the system of internal controls utilized by Seller Parent with respect to the Acquired Companies, (y) any material fraud that involves any Seller Parent’s management or other employees who have a significant role in the preparation of financial statements or the internal controls over financial reporting utilized by Seller Parent with respect to the Acquired Companies or (z) any claim or allegation regarding any of the foregoing.
(e)All accounts receivable of the Acquired Companies arose only from bona fide transactions in the ordinary course of business.
Section 3.09 Absence of Certain Changes. Since the date of the Acquired Companies’ most recent balance sheets, the Acquired Companies have conducted their operations in the ordinary course of business in all material respects, and except as otherwise contemplated by this Agreement, there has not been:
(a)any change in any method of accounting or accounting practice by any of the Acquired Companies;
(b)any (i) employment, deferred compensation, severance, retirement or other similar agreement entered into, modified or terminated between any of the Acquired Companies on the one hand, and any manager, officer or employee of any of the Acquired Companies (or any amendment to any such existing agreement) on the other, (ii) grant of any severance or termination pay to any manager, officer or employee of any of the Acquired Companies for which any of the Acquired Companies is liable after the Closing Date, (iii) change (other than in connection with hiring or firing managers, officers or employees) in compensation or other benefits payable by any of the Acquired Companies to any manager, officer or employee of any of the Acquired Companies other than any changes in the ordinary course of business, or (iv) hiring or firing any employee other than in the ordinary course of business, except in each case for changes made with respect to all employees under any employee Benefit Plan;
(c)any sale, assignment, conveyance, license, sublease or other disposition of any Alta Mesa Assets or imposition of any Encumbrance (other than Permitted Encumbrances) on any of the foregoing except in the ordinary course of business or as contemplated in this Agreement;
(d)any delay or postponement of the payment of accounts payable and other liabilities outside the ordinary course of business;
(e)any cancellation, compromise, waiver or release of any right or claim (or series of related rights and claims) either involving more than $10,000 or outside the ordinary course of business;
(f)any write-down or write-off of the value of any material asset, except for write- downs or write-offs of accounts receivable or inventories in the ordinary course of business or

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otherwise that would be required for the preparation of audited balance sheets or obsolete or surplus property not needed for operation of the Project;
(g)any other transaction or commitment made, or any contracts entered into, by any of the Acquired Companies relating to their assets or business or the Project, other than transactions, commitments and contracts in the ordinary course of business and those contemplated by this Agreement;
(h)any action taken by the Seller, any of its Affiliates or any of the Acquired Companies or, to the knowledge of the Seller, by another Person on behalf of the Seller, any of its Affiliates or any of the Acquired Companies that will or may reasonably be expected to cause or constitute a breach of any provision of this Agreement in any material respect;
(i)any action (or omission) by the Seller, any of its affiliates or any of the Acquired Companies that, if taken or omitted after the Execution Date, would require the consent of the Purchaser pursuant to Section 5.04(b); or
(j)any agreement, whether or not in writing, to do any of the foregoing by the Seller, any of its Affiliates or any of the Acquired Companies.
Section 3.10 Absence of Undisclosed Liabilities. The Acquired Companies have no outstanding Liabilities (whether absolute, accrued, contingent or otherwise) and are not party to or bound by any suretyship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar commitment with respect to the Liabilities of any Person (whether absolute, accrued, contingent or otherwise) other than Liabilities (a) reflected or reserved against on the Balance Sheet included in the Financial Statement; (b) disclosed in Schedule 3.10; (c) incurred since the date of the Financial Statement in the ordinary course of business of the Acquired Companies and not material to any of the Acquired Companies; (d) incurred pursuant to this Agreement; (e) which are executory performance obligations arising under Contracts entered into in the ordinary course of business consistent with past practice to which the Acquired Companies are a party or otherwise bound and which do not involve any financial obligations or expenditures by the Acquired Companies; (f) constituting Reclamation Obligations; (g) that, in the aggregate, do not exceed $250,000.00; or (h) the subject matter of which is expressly addressed by another representation and warranty in this Article III. None of the Liabilities described in clauses (a) - (g) above relates to or has arisen out of a breach of contract, breach of warranty, tort, infringement, violation of Law by or against any of the Acquired Companies or an Affiliate or any action or judgment involving the Acquired Companies or an Affiliate.
Section 3.11 Litigation. There are not any actions, suits, claims, investigations or other legal proceedings pending or, to the Seller’s knowledge, threatened against any of the Seller or its Affiliates or the Acquired Companies which, if determined adversely, may be adverse to the Acquired Companies or the Business in any material respects.
Section 3.12 Compliance with Laws; Permits.
(a)Each Acquired Company has complied and continues to comply in all material respects with all applicable Laws, including but not limited to United States federal and state laws relating to the prevention of bribery, corruption, money laundering, fraud and other similar laws and regulations, and, to the Seller’s knowledge, there are no existing, pending or threatened conditions or circumstances that might constitute or cause any violation of any applicable Laws by any Acquired Company.

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(b)Each Acquired Company possesses all material Permits necessary to enable them to conduct their business, own the Alta Mesa Assets and operate the Project in the manner in which the Project is being operated currently. All such material Permits are disclosed on Schedule 3.12. All such material Permits are in full force and effect, and no action, claim or proceeding exists or is pending or, to the knowledge of the Seller, threatened to suspend, revoke, terminate or prevent the exercise of rights under, or renewal of, any such material Permit or to declare any such material Permit invalid. Each Acquired Company is in compliance in all material respects with all such material Permits, and, to the Seller’s knowledge, there are no violations of any such material Permit that would (or could with notice or lapse of time) result in the termination of such material Permit. The transactions contemplated by this Agreement and the Ancillary Documents will not materially adversely affect the validity of any such material Permit or cause a cancellation of or otherwise materially adversely affect such material Permit, and, to the Seller’s knowledge, no other material Permits are required in order to conduct the Acquired Companies’ business, own the Alta Mesa Assets or operate the Project, in each case, in the manner in which the Project is currently being operated. There are no material Permits held by the Seller or (other than the Acquired Companies) any of its Affiliates relating to any of the Alta Mesa Assets or the Project.
Section 3.13    Alta Mesa Contracts.
(a)Schedule 3.13 lists all material contracts, leases, mortgages, deeds, licenses, instruments, notes, commitments, undertakings, indentures and other agreements to which any of the Acquired Companies is a party or that materially affect or involve any of the Acquired Companies, the Alta Mesa Assets or the operation of the Project (the “Alta Mesa Contracts”), including the following agreements:
•Amended and Restated Uranium Solution Mining Lease, dated May 1, 2016, by and between Mesteña Unproven, Ltd., Jones Ranch Minerals Unproven, Ltd., Mesteña Proven, Ltd. and Jones Ranch Minerals Proven, Ltd. (as Lessors) and Leoncito Project, L.L.C. (as Lessee) (referred to herein as the “Uranium Lease”);
•Amended and Restated Uranium Testing Permit and Lease Option Agreement, dated May 1, 2016 (the “Amendment Date”) and made effective as of August 1, 2006, by and between Mesteña Unproven, Ltd., Jones Ranch Minerals Unproven, Ltd., and Mesteña Proven Ltd. (together as Grantor) and Leoncito Project, L.L.C. (as Grantee), having a term of up to 15 years from the Amendment Date, which grants to Grantee the sole and exclusive right (including ingress and egress) to conduct any and all geological, geophysical, seismic and electrical surveys, chemical and physical analyses and to drill all necessary test holes, or to conduct any and all other exploration or testing operations desirable or necessary, in an attempt to determine the existence of commercial quantities of Subject Materials, as therein defined, save and except oil, gas and associated liquid hydrocarbons, and to further secure at Grantee’s option a Uranium Lease (referred to herein as the “Uranium Option”);
•Byproduct Disposal Agreement, dated June 27, 2022, by and between EFR Alta Mesa LLC and Energy Fuels Resources (USA) Inc.;
•Electricity Supply Agreement – Fixed Price Solutions, dated August 23, 2022, by and between Constellation NewEnergy, Inc. and EFR Alta Mesa LLC;

14

Exhibit 10.3
•the Prior Acquisition Agreement; and

15

Exhibit 10.3

•Nine separate Amended and Restated Surface Use Agreements by and between the Purchased Companies (as Operator) and certain surface estate owners concerning lands subject to mineral exploration and development activities under the Uranium Lease and the Uranium Option, listed more particularly on Schedule 3.13 (collectively, “Surface Use Agreements”).
(b)The Seller has made available to the enCore Parties true and complete copies of each Alta Mesa Contract and all amendments or modifications thereto.
(c)All of the Alta Mesa Contracts are in full force and effect and will remain in full force and effect at Closing. No action, claim or proceeding exists or is pending or, to the knowledge of the Seller, threatened to terminate or prevent the enjoyment or exercise of the Acquired Companies’ rights under any Alta Mesa Contract or to declare any Alta Mesa Contract invalid or unenforceable. Each Acquired Company is in compliance in all material respects with all Alta Mesa Contracts, and, to the Seller’s knowledge, there are no circumstances or events which, with notice or lapse of time or both, would result in or constitute a breach or default under any Alta Mesa Contract. The transactions contemplated by this Agreement and the Ancillary Documents will not materially adversely affect the validity of any Alta Mesa Contracts or cause a breach or default under or otherwise materially adversely affect any Alta Mesa Contracts.
(d)Except for the Slurry Payment Obligation and except as expressly disclosed on Schedule 3.13, none of the Alta Mesa Assets or Acquired Companies is subject to or burdened by any contract that can be reasonably expected to result in payments to or receipts of revenue by the Seller or any of the Seller’s Affiliates (other than the Acquired Companies) or any Third Party during the current or any subsequent calendar year, including (i) any operating agreement, transportation agreement, exploration agreement, joint development agreement, participation agreement and processing or similar contract or sales, purchase or exchange contract or call on production or (ii) any indenture, mortgage, loan, deed of trust, note purchase agreement, credit or sale-leaseback, guaranty, bond, letter of credit or similar contract that will not be terminated with respect to the Alta Mesa Assets on or before Closing.
Section 3.14 Alta Mesa Real Property. Schedule 3.14 sets forth a complete list of all real property included among the Alta Mesa Assets (the “Alta Mesa Real Property”) and the ownership thereof, which real property will remain the real property of the Acquired Companies through Closing. Each Acquired Company owns Defensible Title to the Alta Mesa Real Property that such Acquired Company is listed as owning on Schedule 3.14, free and clear of all Encumbrances, except for the Permitted Encumbrances.
Section 3.15 Alta Mesa Personal Property. Schedule 3.15 sets forth a complete list of all personal property included among the Alta Mesa Assets (the “Alta Mesa Personal Property”) and the ownership thereof, which personal property will remain the personal property of the Acquired Companies through Closing. Each Acquired Company owns Defensible Title to the Alta Mesa Personal Property that such Acquired Company is listed as owning on Schedule 3.15, free and clear of all Encumbrances, except for the Permitted Encumbrances.
Section 3.16 Bank Accounts. Schedule 3.16 sets forth a true, correct and complete list and description of all bank accounts owned and/or used by the Acquired Companies (including the name of each Person with signing authority or access thereunder).

16

Exhibit 10.3

Section 3.17    Taxes and Assessments.
(a)All Taxes related to the Acquired Companies and the Alta Mesa Assets that have become due and payable have been properly paid.
(b)All Tax Returns with respect to Taxes that are required to be filed by any of the Acquired Companies in respect of the Acquired Companies, Alta Mesa Assets, or otherwise have been timely filed, and all such Tax Returns are true, correct and complete in all material respects.
(c)All Taxes that an Acquired Company is obligated to withhold from amounts owing to any Person have been properly withheld and timely remitted to the appropriate taxing authority.
(d)No action, suit, Governmental Authority proceeding or audit is now in progress or pending with respect to any of the Acquired Companies or the Alta Mesa Assets, and none of the Seller or the Acquired Companies has received notice of any pending claim against it from any applicable Governmental Authority for assessment of Taxes and no such claim has been threatened.
(e)No audit, litigation or other proceeding with respect to Taxes related to any of the Acquired Companies or the Alta Mesa Assets has been commenced or is presently pending. None of the Seller or the Acquired Companies has granted an extension or waiver of the statute of limitations applicable to any Tax related to any of the Acquired Companies or the Alta Mesa Assets, which extension or waiver has not yet expired.
(f)No claim has been made by any taxing authority in a jurisdiction where any Acquired Company does not file Tax Returns or pay Taxes that such Acquired Company may be required to file Tax Returns or be subject to Tax by that jurisdiction.
(g)No Acquired Company is subject to Tax in any country, other than the country in which it is organized, by virtue of having, or being deemed to have, employees, a permanent establishment, fixed place of business or similar presence.
(h)None of the Seller or the Acquired Companies is a party to or bound by any Tax allocation or Tax sharing or indemnification agreement with respect to any of the Acquired Companies or the Alta Mesa Assets.
(i)During the period that the Seller has owned the Acquired Companies, each of the Acquired Companies has been classified as a disregarded entity for U.S. federal income and applicable state and local tax purposes and none of the Alta Mesa Assets is subject to any Tax partnership agreement or is otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed for federal or state income tax purposes.
(j)None of the Alta Mesa Assets is “tax-exempt use property” within the meaning of Section 168(h) of the Code or “tax-exempt bond financed property” within the meaning of Section 168(g)(5) of the Code.

17

Exhibit 10.3
(k)All of the Alta Mesa Assets that are subject to property Taxes have been properly listed and described on the property tax rolls of the appropriate Governmental Authority for all assessment dates prior to Closing.

18

Exhibit 10.3

(l)The Seller and the Acquired Companies, as applicable, have complied with all escheat or unclaimed property Laws with respect to funds or property received in connection with owning or operating the Alta Mesa Assets.
(m)There are no Encumbrances for Taxes upon the Membership Interests, the LR Membership Interests or the Alta Mesa Assets other than Permitted Encumbrances.
(n)None of the Acquired Companies will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any of the following that occurred or exists on or prior to the Closing Date (in each case where there is a reference to the Code or Treasury Regulations, including any corresponding or similar provision of state, or local or non U.S. income tax Law):
(A) a “closing agreement” as described in Section 7121 of the Code; (B) an installment sale or open transaction; (C) a prepaid amount or deferred revenue recognized; (D) a change in the accounting method of any Acquired Company pursuant to Section 481 of the Code; or (E) otherwise as a result of a transaction or accounting method that accelerated an item of deduction into periods ending on or before the Closing Date or a transaction or accounting method that deferred an item of income into periods beginning after the Closing Date.
(o)None of the Acquired Companies has elected, through action or inaction, to benefit from any payroll Tax relief, including Tax credits and Tax deferrals, under or any legislation or related authority promulgated under United States federal or state Laws that addresses the financial impact of COVID-19 on employers.
Section 3.18    Environmental Matters.
(a)Except as set forth on Schedule 3.18:
(i)with respect to the Alta Mesa Assets, the Acquired Companies are, and, to the knowledge of the Seller, the Acquired Companies have been, operating in full compliance with all Environmental Laws;
(ii)the Acquired Companies hold, and at the Closing will hold, all Permits (as set forth on Schedule 3.12) necessary to conduct the Project in the manner in which the Project is being operated currently, and all such Permits are, and at the Closing will be, valid and in full force and effect;
(iii)none of the Seller or the Acquired Companies or their Affiliates has entered into, nor is any of the Seller or the Acquired Companies or their Affiliates subject to any Governmental Order that relates to the present or future use of any of the Alta Mesa Assets or requires any material change in the present Environmental Condition of any of the Alta Mesa Assets;
(iv)no Governmental Order or other action is pending, and, to the Seller’s knowledge, no Governmental Order or other action has been threatened, by any Governmental Authority or Third Party concerning any alleged violation of or Environmental Liability under any Environmental Law;

19

Exhibit 10.3
(v)none of the Seller or the Acquired Companies or their Affiliates has received written notice from any Governmental Authority or Third Party

20

Exhibit 10.3

alleging any current or past violation or potential violation of any Environmental Law in respect of any of the Alta Mesa Assets;
(vi)no Hazardous Substance has been used, generated, manufactured, refined, treated, transported, stored, handled, disposed of, transferred, produced or processed at, on, under or from any of the Alta Mesa Assets except in compliance with all Environmental Laws; and
(vii)no Hazardous Substance has been discharged, dumped, pumped, deposited, spilled, leaked, emitted or released by any Person (or, to the knowledge of the Seller, is otherwise present) at, on, under or from any of the Alta Mesa Assets in such manner or quantity that exceeds applicable limitations, criteria or standards under any Environmental Law or that would require investigation and/or remediation under any Environmental Law.
(b)The Acquired Companies currently satisfy all financial assurance obligations relating to the Project through reclamation bonds totaling approximately $10.3 million.
Section 3.19 Bankruptcy; Solvency. There are no bankruptcy, insolvency, reorganization, receivership or similar proceedings pending against, being contemplated by, or, to the knowledge of the Seller, threatened against the Seller, any Acquired Company or any Affiliate thereof. The Seller is not entering into this Agreement with actual intent to hinder, delay or defraud any creditor. Each of the Seller and the Acquired Companies and their Affiliates is currently solvent and will be solvent immediately after the Closing after giving effect to (i) the transactions contemplated in this Agreement and the Ancillary Documents and (ii) any other transactions contemplated by the Seller or any of its Representatives on or after the Closing, which would be taken into account in determining whether any of the transactions contemplated hereby were invalid or illegal under, in violation of, or can be set aside or give rise to, any award or damages, sanctions or other Liability against the enCore Parties or any of their respective Affiliates or Representatives under applicable bankruptcy, fraudulent conveyance, fraudulent transfer or other similar Laws.
Section 3.20 Consents, Approvals or Waivers. Schedule 3.20 sets forth any and all consents, approvals and waivers of any nature that any of the Seller or the Acquired Companies or any of their respective Affiliates or Representatives must obtain from any Person, including any Governmental Authority, in order to consummate the transactions contemplated under this Agreement (and under any Ancillary Document required to be executed and delivered by the Seller hereunder) (collectively, “Required Consents”). Except as set forth on Schedule 3.20, the Seller’s execution, delivery and performance of this Agreement (and any Ancillary Document required to be executed and delivered by the Seller hereunder) is not and will not be subject to any Required Consents. Schedule 3.20 describes, for each Required Consent, (i) the Governmental Authority or other Person from which each Required Consent must be obtained, and (ii) the agency contact information for the Governmental Authority from which each Required Consent must be obtained.
Section 3.21 Governmental Authorization. Provided that each of the Required Consents set forth on Schedule Section 3.20 is obtained at or before the Closing, the execution, delivery and performance by the Seller of this Agreement and the Ancillary Documents to which the Seller will become a party, including the sale, transfer and conveyance of the Acquired Companies and any related or resulting changes in control of any of the Alta Mesa Assets, will not (i) violate or conflict with any Law, including any Environmental Law, or any Governmental Order, or (ii) require the approval of any Governmental

21

Exhibit 10.3
Authority, except where the violation, conflict or failure to obtain the approval would not have a Material Adverse Effect.

22

Exhibit 10.3

Section 3.22 Royalty Obligations. Except as set forth in the Uranium Lease, no Person is currently entitled to any royalty, net profits interest, carried interest or any other interests based on the production and/or sale of Minerals from the Alta Mesa Assets, including any advance royalties. Except for such items that are being held in suspense as permitted by Law, all amounts due and payable under the Burdens with respect to the Assets have been paid in full.
Section 3.23 Employment and Benefit Matters.
(a)Other than as disclosed in Schedule 3.23(d) and except as required by Laws, the Acquired Companies are not party to or bound by any oral or written contract or commitment providing for (i) severance, notice of termination or pay in lieu of notice of termination or termination, severance, retention or similar payments or (ii) cash or other compensation or benefits to any employees (which, for purposes of this Section, includes managers and officers), consultants or agents of the Acquired Companies upon or as a result of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement.
(b)The Acquired Companies have not made any agreement with, or commitment to, nor is any such agreement or contract being negotiated by or on behalf of any of the Acquired Companies, any labor union, employee association or other similar entity or made commitments to or conducted negotiations with any labor union or employee association or similar entity with respect to any future agreements. No trade union, employee association or other similar entity has any bargaining rights acquired by either certification or voluntary recognition with respect to the employees of the Acquired Companies. To the Seller’s Knowledge, there are no labor unions organizing activities or labor union demands for recognition or certification, in each case, with respect to any employee and there has been no such event during the past three (3) years.
(c)There has been no, and, to the knowledge of the Seller, there is no threat of any (i) strike, lock-out, work stoppage, work slowdown or labor dispute in the past three (3) years, or
(ii) pending, threatened, or outstanding labor or employment proceedings or processes of any kind (including unfair labor practice complaints or charges, grievances, arbitrations, worker’s compensation claims or applications for declaration of related or successor employer, charge of discrimination, harassment, or other charges) before the National Labor Relations Board, the Equal Employment Opportunity Commission, or any other Governmental Entity in respect of any current or former employees of the Acquired Companies.
(d)Schedule 3.23(d) sets forth the name, job title, hourly rate or annual base salary (as applicable), hire date, employment status as active or on Leave (including type of Leave), work location, classification as exempt or non-exempt under the Fair Labor Standards Act, annual incentive compensation opportunity for 2022 (whether payable in cash or equity) as of the date shown Schedule 3.23(d) of each employee, which schedule will be updated prior to Closing to reflect any newly hired employee.
(e)The Acquired Companies are, and for the past three (3) years has been, in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, including all Laws respecting terms and conditions of employment, recruitment and hiring, termination of employment, health and safety, wages and hours (including the classification of independent contractors and exempt and non-exempt employees and payment of overtime), meal and rest periods, privacy, immigration (including the completion of Forms I-9 for all employees working in the United States and the proper confirmation of employee visas), employment harassment, discrimination or retaliation, whistleblowing, disability rights or

23

Exhibit 10.3
benefits, equal opportunity and equal pay, plant closures and layoffs (including the WARN Act), employee

24

Exhibit 10.3

trainings and notices, labor relations, employee leave issues, sick pay, COVID-19, affirmative action, workers’ compensation, and unemployment insurance. The Acquired Companies are and for the past three (3) years has been in compliance with Laws respecting the proper classification and treatment of each individual who has provided services to the Acquired Companies and is or was classified and treated as an independent contractor, consultant, leased employee, or other non- employee service provider.
(f)The Acquired Companies do not have (i) any liability for any arrears of wages, penalties or other sums for failure to comply with any applicable Laws relating to the employment of labor, or (ii) any liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security, social insurances or other benefits or obligations for any employees (other than routine payments to be made in the ordinary course of business and consistent with past practice). The Acquired Companies have paid in full to all its employees or adequately accrued in accordance with GAAP for all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees.
(g)The Acquired Companies are not a party to, or otherwise bound by, any consent decree with, or citation by, and, to the Seller’s Knowledge, is not the subject of any investigation by any Governmental Entity relating to employees or employment practices.
(h)The consummation of the transactions contemplated by this Agreement will not, either alone or together with any other event, (i) entitle any current or former employee, manager, director or service provider of any of the Acquired Companies to any payment, (ii) increase the amount of compensation or benefits due to any such employee, manager, director or service provider, (iii) accelerate the time of vesting or payment of any compensation, equity incentive or other benefit, (iv) constitute a “change in control” or similar event under any Benefit Plan, or (v) result in any “parachute payment” under Section 280G of the Code whether or not such payment is considered to be reasonable compensation for services rendered.
(i)Schedule 3.23(j) contains a complete and accurate list of all Benefit Plans. To the extent required, all of the Benefit Plans have been approved by the appropriate authorities. All obligations of the Acquired Companies required to be performed in connection with the Benefit Plans and funding media established therefor, including the making or payment of contributions or premiums, have been performed, and there are no outstanding defaults or violations by the Acquired Companies. There are no outstanding liabilities under any Tax Laws with respect to the Benefit Plans. Other than as disclosed in Schedule 3.23(j), no Benefit Plan provides benefits to retirees or to employees of the Acquired Companies after termination of employment or provides for retroactive charges or premium increases.
(j)As of the Execution Date, the Project Employees are employees of EFR USA. EFR USA is in compliance in all material respects with all applicable Laws with respect to the Project Employees, including, salaries, wages, bonuses, dividends, profit distribution, pay increases, payment of sales commissions, and the corresponding payment of any labor charges and social security and other payments under any applicable Laws. As of the Closing Date, any and all employee compensation (e.g., salaries, wages, bonuses, dividends, profit distribution or sharing, pay increases, payment of sales commissions, Benefit Plans and the corresponding payment of any labor charges and social security and other payments under any applicable Laws) that is owed

25

Exhibit 10.3
to any Project Employees in respect of any period of time prior to the Closing Date will have been fully paid to such Project Employees.

26

Exhibit 10.3

(k)The Acquired Companies do not have any labor-related liability (whether absolute, accrued, contingent or otherwise) to former or retired employees (being only those no longer employed on the date hereof), including without limitation, liabilities for accrued bonuses, vacations and/or sales commissions, all of which have been paid prior to the date hereof.
(l)The Acquired Companies are not subject to any determination under applicable Laws to the effect that any individuals currently directly or indirectly performing services for the Acquired Companies are entitled to benefits granted to employees under applicable Laws or should otherwise be treated as employees for tax purposes or otherwise. The Acquired Companies have not any accrued liabilities with regard to their consultants or other service providers or outsourced contractors or subcontractors other than in the ordinary course of business.
Section 3.24 Expropriation. No part of the Alta Mesa Assets has been taken, condemned or expropriated by any Governmental Authority nor has any written notice or proceeding in respect thereof been given or commenced nor do the Seller or the Acquired Companies know of any intent or proposal to give such notice or commence any such proceedings.
Section 3.25 Insurance. Schedule 3.25 sets forth a complete and accurate list of each insurance policy under which the Acquired Companies have been an insured, a named insured or otherwise the principal beneficiary of coverage at any time or relating to any of the Alta Mesa Assets as of the Effective Date. The Seller has made available or will make available prior to the Closing Date to the enCore Parties a true and complete copy of each such policy that is in effect as of the Execution Date. With respect to each such policy, none of the Acquired Companies, nor, to the Seller’s Knowledge, any other party to the policy is in material breach or default thereunder (including with respect to the payment of premiums or the giving of notices), and the Seller does not know of any occurrence or any event which (with notice or the lapse of time or both) would constitute such a breach or default or allow termination, modification or acceleration under the policy. All appropriate insurers under such insurance policies have been notified of all potentially insurable losses and pending litigation and legal matters, and no such insurer has informed any of the Acquired Companies or the Seller of any denial of coverage or reservation of rights thereto. Schedule 3.25 also describes any self-insurance arrangements affecting any of the Acquired Companies or Alta Mesa Assets. Effective as of Closing, the insurance policies on Schedule 3.25 will be terminated.
Section 3.26    Intellectual Property.
(a)Schedule 3.26 lists all Acquired Company IP Registrations.
(b)An Acquired Company is the sole legal and beneficial, and with respect to the Acquired Company IP Registrations, record, owner of all right, title and interest in and to all Acquired Company Intellectual Property free and clear of all Encumbrances other than Permitted Encumbrances. The Acquired Company Intellectual Property is, and the Acquired Companies’ rights in the Acquired Company Intellectual Property are subsisting and, to the Seller’s Knowledge, valid and enforceable.
(c)The Acquired Companies own or have the right to use all Intellectual Property used in the conduct of the Business as conducted on the Closing Date. The consummation of the transactions contemplated hereunder will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other Person (except for the consents set forth in Schedule 3.20) in respect of, the Acquired Companies’ right to own, use or hold for use any Intellectual Property as owned, used or held for use in the conduct of the Business as conducted on the Closing Date.

27

Exhibit 10.3

28

Exhibit 10.3

(d)To the Seller’s Knowledge, the Acquired Companies have not infringed or misappropriated the Intellectual Property of any Person and, to the Seller’s Knowledge, the conduct of the Business as conducted on the Closing Date does not infringe the Intellectual Property rights of any Person. To the Seller’s Knowledge, no Person has infringed or misappropriated any Acquired Company Intellectual Property.
(e)To the Seller’s Knowledge, the Acquired Companies are not subject to any outstanding or prospective Governmental Order (but not including any motion or petition therefor) that restricts or impairs the use of any Acquired Company Intellectual Property.
(f)The Acquired Companies have taken commercially reasonable efforts to protect and preserve the confidentiality of trade secrets included in the Acquired Company Intellectual Property.
Section 3.27 COVID-19; CARES Act. None of the Acquired Companies received any loans under the CARES Act.
Section 3.28 Brokers. Except as set forth on Schedule 3.28, no broker, finder, investment banker or other agent is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Seller or the Acquired Companies. The Seller shall be solely responsible for payment of any such fee or commission, and the enCore Parties shall have no direct or indirect responsibility or liability for any such fee or commission.
Section 3.29 Technical Report. To Seller’s knowledge, since the date of preparation of the technical report on the Alta Mesa Assets entitled “Technical Report Summary for the Alta Mesa Uranium Project, Brooks and Jim Hogg Counties, Texas, USA” prepared by Travis Boam, PG, Energy Fuels, Casper, WY, USA and Douglas Beahm, PE, PG, BRS Engineering Inc. Riverton, Wyoming with an effective date of December 31, 2021 (the “Technical Report”) there has been no material change to the Alta Mesa Assets that would change any aspect of the Technical Report in any material respect.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF THE ENCORE PARTIES
Except to the extent one or more of the following representations and warranties are expressly limited to one of the enCore Parties, the enCore Parties, jointly and severally, represent and warrant to the Seller the following:
Section 4.01 Existence and Qualification. enCore is a corporation, validly existing and in good standing under the laws of the Province of British Columbia, Canada. The Purchaser is a corporation, validly existing and in good standing under the Laws of the State of Nevada and is duly qualified to do business in the State of Texas.
Section 4.02 Power. Each enCore Party has the requisite power and authority to execute and deliver this Agreement and the Ancillary Documents and to consummate the transactions contemplated hereby and thereby, and the execution and delivery of this Agreement and the Ancillary Documents by each enCore Party and the consummation of the transactions contemplated hereby and thereby have been duly authorized.

29

Exhibit 10.3
Section 4.03 Authorization and Enforceability. The execution, delivery and performance of this Agreement and each Ancillary Document required to be executed and delivered by each enCore Party at

30

Exhibit 10.3

Closing, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of each enCore Party. This Agreement has been duly executed and delivered by each enCore Party (and all Ancillary Documents required hereunder to be executed and delivered by each applicable enCore Party at Closing will be duly executed and delivered by each applicable enCore Party) and this Agreement constitutes, and at the Closing such Ancillary Documents will constitute, the valid and binding obligations of each enCore Party, enforceable in accordance with their terms.
Section 4.04 No Conflicts. The execution, delivery and performance of this Agreement and each Ancillary Document required to be executed and delivered by each enCore Party at Closing, and the performance of the transactions contemplated hereby and thereby, will not (a) violate any provision of the organizational documents of either enCore Party, (b) result in default (with due notice or lapse of time or both) or the creation of any Encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license or agreement to which either enCore Party is a party, or (c) violate any judgment, order, ruling or regulation applicable to any enCore Party as a party in interest.
Section 4.05 Litigation. There are no actions, claims, suits, demands or proceedings pending, or, to the knowledge of the enCore Parties, being contemplated or threatened in writing by a Person, before any Governmental Authority, arbitrator or mediator to which either enCore Party is a party which would impair the enCore Parties’ ability to perform their obligations under this Agreement or any Ancillary Document required to be executed and delivered by one or more of the enCore Parties at Closing.
Section 4.06 Consents, Approvals or Waivers. Except as set forth on Schedule 4.06, each enCore Party’s execution, delivery and performance of this Agreement (and any Ancillary Document required to be executed and delivered by the enCore Parties at Closing) is not and will not be subject to any consent, approval or waiver from any Governmental Authority or Person.
Section 4.07 Knowledge of Breach. Neither Paul Goranson nor Peter Luthiger has actual knowledge that any representation or warranty of the Seller in this Agreement, as modified or qualified by any corresponding Schedule, is untrue or incorrect.
ARTICLE V. COVENANTS OF THE PARTIES
Section 5.01 Access to Records. Between the Execution Date and the Closing Date, the Seller and its Affiliates shall give the enCore Parties and their Representatives reasonable access to the Records pertaining to the Acquired Companies and the Alta Mesa Assets and the right to copy, at the enCore Parties’ sole cost and expense, such Records, for the purpose of conducting a confirmatory review of the Acquired Companies and the Alta Mesa Assets. The Seller and its Affiliates shall cooperate with the enCore Parties and their Representatives in their efforts to obtain such additional information relating to the Acquired Companies and the Alta Mesa Assets as the enCore Parties or their Representatives may reasonably request.
Section 5.02 Government Reviews. In a timely manner, the Seller, the Acquired Companies and the enCore Parties shall (a) make all required filings, prepare all required applications and conduct negotiations with each Governmental Authority and stock exchange as to which such filings, applications or negotiations are necessary or appropriate for the consummation of the transactions contemplated hereby and (b) provide such information (including financial information) as each Party may reasonably request to make such filings, prepare such applications and conduct such negotiations. To the extent

31

Exhibit 10.3
necessary, each Party shall reasonably cooperate with and assist the other Parties in pursuing such filings, applications and negotiations. Each Party shall be responsible for and shall make any governmental and stock exchange

32

Exhibit 10.3

filings required to be made by such Party to consummate the transactions contemplated by this Agreement and the Ancillary Documents. All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals (collectively, “Submissions”) made by or on behalf of any Party before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereby (but, for the avoidance of doubt, not including (i) any interactions between Purchaser or Seller with a Governmental Authority in the ordinary course of business and unrelated to such transactions; (ii) any interactions between Purchaser or Seller with a Governmental Authority with respect to operational matters encountered in the ordinary course of business; (iii) any disclosure which is not permitted by any Laws, treaty, common law, judgment, decree, other requirement of any Governmental Authority; or (iv) any disclosure containing confidential information) shall be disclosed to the other Parties as promptly as reasonably practicable in advance of any furnishing, filing, or submission, it being the intent that the Parties shall consult and cooperate with one another, and consider in good faith the comments and views of one another, in connection with any Submissions. Each Party shall provide reasonably frequent updates to the other Party with respect to any meetings, discussions, appearances or other forms of contact with any Governmental Authority or the staff or regulators of any Governmental Authority related to the transactions contemplated hereby and provide notice to the other Party reasonably in advance of any meeting, teleconference, appearance or other discussion, with any Governmental Authority or the staff or regulators of any Governmental Authority, so as to provide the other Party with the opportunity to attend and participate therein.
Section 5.03 Public Announcements; Confidentiality.
(a)Each party will make its own public announcement concerning the execution of this Agreement and the transactions contemplated hereunder immediately following the Execution Date, and each party shall reasonably consider the comments of the other party with respect to the contents of such public announcements. Otherwise, no Party shall make any public announcement regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Party, except that the foregoing shall not restrict disclosures to the extent (i) necessary for a Party to perform this Agreement (including disclosures to Governmental Authorities or Third Parties holding preferential rights to purchase, rights of consent or other rights that may be applicable to the transactions contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents) or (ii) required by applicable securities or other Laws or regulations or the applicable rules of any stock exchange having jurisdiction over any of the Parties or their respective Affiliates; provided, that, in each case, each Party shall consult with the other Party regarding the contents of any disclosure regarding the execution of this Agreement or the Closing of the transactions contemplated hereby prior to making such disclosure, and that each Party shall use its reasonable efforts to consult with the other Parties regarding the contents of any other disclosure.
(b)Except as required by Law or the applicable rules of any stock exchange having jurisdiction over any of the Parties or their respective Affiliates, the Parties shall be bound by the terms, conditions and obligations set forth in the Confidentiality Agreement, the terms of which shall be deemed to be incorporated by reference into this Agreement. Each Party hereto hereby agrees to be bound by the terms and provisions of the Confidentiality Agreement as though it were a “Party” to the Confidentiality Agreement.
Section 5.04    Operation of Business; Pre-Closing Holding Costs; Insurance Premium Loans.

33

Exhibit 10.3
(a)From the Execution Date until the Closing Date, the Seller and the Acquired Companies shall conduct any business related to the Acquired Companies and the Alta Mesa Assets

34

Exhibit 10.3

in the ordinary course consistent with their recent activities and prudent industry practice and in compliance with all Laws and shall use commercially reasonable efforts to preserve intact the Acquired Companies’ business organizations and goodwill, including, keeping available the services of the Acquired Companies’ officers, employees and consultants and maintaining reasonably satisfactory relationships with vendors, customers and others having business relationships with the Acquired Companies, subject to the terms of this Agreement.
(b)Except (x) with the prior written consent of the Purchaser (such consent not to be unreasonably withheld, delayed or conditioned), (y) as required by Law, or (z) in the event of an emergency (in which circumstance the Seller and the Acquired Companies may take such action as a reasonably prudent Person would take and shall notify the enCore Parties of such action promptly thereafter); provided, however, that the exception in this clause (z) shall only apply to clauses (i), (viii)(4), and (xii) below (and clause (xiv) to the extent related to clauses (i), (viii)(4) and (xii)), the Seller and the Acquired Companies shall:
(i)not commit to any new operation on or involving the Alta Mesa Assets, or incur any contractual obligation or Liability in respect of the Acquired Companies or the Alta Mesa Assets, requiring future capital expenditures in excess of $10,000;
(ii)maintain insurance coverage for the Acquired Companies and on the Alta Mesa Assets in the amounts and of the types presently in force;
(iii)maintain all Permits, approvals, bonds and guaranties affecting the Alta Mesa Assets, and make all filings that the Acquired Companies or their Affiliates are required to make under applicable Law with respect to such Alta Mesa Assets;
(iv)not transfer, sell, hypothecate, encumber or otherwise dispose of any interest in the Acquired Companies or portion of the Alta Mesa Assets;
(v)not create any lien, security interest or other Encumbrance with respect to the Acquired Companies or the Alta Mesa Assets, nor (i) enter into any agreement for the sale, disposition or encumbrance of any interest in the Acquired Companies or portion of the Alta Mesa Assets, nor (ii) dedicate, sell, encumber or dispose of any Minerals produced from the Alta Mesa Assets, if any;
(vi)not issue any equity or equity-like securities of any of the Acquired Companies, or securities convertible into or exchangeable or exercisable for equity or equity-like securities of any of the Acquired Companies, or grant any preferential right or other right to purchase or agree to require the consent of any Person not otherwise required to consent to the transfer and conveyance of the Acquired Companies to the enCore Parties;
(vii)not voluntarily abandon any of the Alta Mesa Assets other than as required pursuant to applicable Law;
(viii)not (1) incur or assume any Indebtedness except Indebtedness incurred in the ordinary course of business and consistent with past practice and in no event exceeding
$10,000 in the aggregate, (2) modify the terms of any Indebtedness, (3) assume, guarantee, endorse or otherwise become liable or responsible (whether directly,

35

Exhibit 10.3
contingently or otherwise) for the obligations of any other Person, except in the ordinary course of business and consistent with past practice and in no event exceeding $10,000 in the aggregate, or

36

Exhibit 10.3

(4) make any loans, advances or capital contributions to, or investments in, any other Person (other than short-term investments of cash in the ordinary course of business);
(ix)not increase the compensation payable or to become payable or the benefits provided to the Acquired Companies’ directors, managers, officers or employees;
(x)not grant, or change, any severance or termination pay;
(xi)not hire any employees or consultants or terminate any Project Employee (other than for cause).
(xii)not take any action that would result in the breach of any representation and warranty of the Seller hereunder (except for representations and warranties made as of a specific date) such that the enCore Parties would have the right to terminate this Agreement;
(xiii)amend the organizational documents of any of the Acquired Companies (except to the extent any such amendment is necessary in connection with the transactions contemplated by this Agreement); and
(xiv)not authorize or enter into any agreement with respect to any of the foregoing.
Any requests for approval of any action restricted by Section 5.04 shall be delivered to the enCore Parties in accordance with the notice provisions of Section 11.02.
Section 5.05 Bonds, Letters of Credit and Guaranties. The Acquired Companies currently satisfy all financial assurance obligations relating to the Project through reclamation bonds totaling approximately
$10.3 million. At the Closing, the Acquired Companies shall retain the reclamation bonds, but the Purchaser shall pay to the Seller an amount equal to the Cash Collateral Amount pursuant to Section 2.03. Prior to the Closing, enCore Parties shall use commercially reasonable efforts to obtain consent from Philadelphia Insurance Company and Philadelphia Indemnity Insurance Company for the replacement of Energy Fuels Inc. by enCore under the General Indemnity Agreement (Commercial Surety) and Collateral Receipt and Agreements for the Acquired Companies’ reclamation bonds or provide a replacement General Indemnity Agreement (Commercial Surety) and Collateral Receipt and Agreements acceptable to Philadelphia Insurance Company and Philadelphia Indemnity Insurance Company.
Section 5.06 Non-Solicitation and Acquisition Proposals.
(a)Prior to the Closing, the Seller agrees that neither it nor any of the Acquired Companies nor any of the Seller’s or the Acquired Companies’ respective Affiliates or Representatives shall, and the Seller shall cause the Acquired Companies and the Seller’s and the Acquired Companies’ respective Affiliates and Representatives not to:
(i)solicit, assist, initiate, knowingly encourage or facilitate (including by way of discussion (other than to state they are not permitted to have discussions)), negotiate, furnish information, permit any visit to any facilities or properties of the Acquired Companies, or enter into any form of written or oral agreement, arrangement or understanding with respect to any inquiries, proposals or offers regarding, or that may reasonably be expected to lead to, any Acquisition Proposal;

37

Exhibit 10.3

38

Exhibit 10.3

(ii)engage or participate in any discussions (other than to state they are not permitted to have discussions) or negotiations regarding, or provide any information with respect to or otherwise cooperate in any way with any person (other than the enCore Parties and their Representatives) regarding any Acquisition Proposal or Potential Acquisition Proposal (defined below);
(iii)accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking related to any Acquisition Proposal; or
(iv)release any person from or waive or otherwise forebear in the enforcement of any confidentiality or standstill agreement or any other agreement with such person that would facilitate the making or implementation of any Acquisition Proposal.
(b)The Seller shall, and shall cause the Acquired Companies and the Seller’s and the Acquired Companies’ respective Affiliates and Representatives to, immediately cease and cause to be terminated any existing solicitation, discussion, negotiation, encouragement or activity with any Person (other than the enCore Parties or any of their Representatives) by Seller, the Acquired Companies or any of their respective Affiliates or Representatives with respect to any Acquisition Proposal or any Potential Acquisition Proposal. The Seller and the Acquired Companies and their respective Affiliates and Seller Representatives shall immediately cease providing any Person (other than the enCore Parties or any of their Representatives) with access to information concerning the Acquired Companies or the Alta Mesa Assets in respect of any Acquisition Proposal or any Potential Acquisition Proposal, and request the return or destruction of all confidential information provided to any Person (other than the enCore Parties or any of their Representatives) that has entered into a confidentiality agreement with any of the Seller or Acquired Companies relating to any Acquisition Proposal or Potential Acquisition Proposal to the extent provided for in such confidentiality agreement and shall use all commercially reasonable efforts to ensure that such requests are honored.
(c)The Seller shall ensure that the Acquired Companies and the Seller’s and the Acquired Companies’ respective Affiliates and Representatives are aware of the prohibitions in this Section 5.06 and shall be responsible for any breach of this Section 5.06 by any such Persons.
(d)The Seller shall, and shall cause the Acquired Companies to, promptly (and in any event within 24 hours) notify the enCore Parties, at first orally and then in writing, of any proposal, inquiry, offer or request received by any of the Seller or the Acquired Companies or their respective Affiliates or Representatives: (i) relating to an Acquisition Proposal or a potential Acquisition Proposal or inquiry that could reasonably lead or be expected to lead to an Acquisition Proposal (a “Potential Acquisition Proposal”); (ii) for discussions or negotiations in respect of an Acquisition Proposal or Potential Acquisition Proposal; or (iii) for non-public information relating to the Acquired Companies or any of their respective Affiliates or the Alta Mesa Assets, or access to properties, books and records or a list of shareholders or members of any of the Acquired Companies. Such notice shall include the identity of the person making such proposal, inquiry, offer or request and a description of the terms and conditions thereof, and the Seller and the Acquired Companies shall provide a copy of any Acquisition Proposal and all written communications with such person and such details of the proposal, inquiry, offer or request that the enCore Parties may reasonably request. The Seller and the Acquired Companies

39

Exhibit 10.3
shall keep the enCore Parties promptly and fully informed of the status, including any change to the material terms, of such proposal, inquiry, offer or request and shall respond promptly to all inquiries by the enCore Parties with respect thereto.

40

Exhibit 10.3

Section 5.07 Further Assurances. After the Closing, the Parties agree to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other Party for carrying out the purposes of this Agreement or of any Ancillary Document delivered pursuant to this Agreement.
Section 5.08 The EFR Name. The enCore Parties agree that all rights to the “Energy Fuels” and “EFR” company names shall be retained by the Seller. To that end, the enCore Parties shall cause EFR Alta Mesa LLC to change its name promptly within thirty (30) Business Days after the Closing. The Seller agrees that the enCore Parties may use or include the name “Alta Mesa” or “Leoncito” in any new name selected for EFR Alta Mesa LLC or any other Affiliate of EFR Alta Mesa LLC after the Closing.
Section 5.09 Payment of Slurry Payment Obligation. The Alta Mesa Assets include an inventory of yellowcake slurry stored at the Leoncito Plant processing facility. Under Section 5.11 of that certain Membership Interest Purchase Agreement between Mesteña, LLC, Jones Ranch Minerals Unproven, Ltd., Mesteña Unproven, Ltd. (collectively the “Mesteña Parties”), Energy Fuels Inc. and Energy Fuels Holdings Corp., on the basis that the slurry contains at least 6,500 dry pounds of uranium oxide (U3O8), Energy Fuels Inc. and Energy Fuels Holdings Corp. agreed to pay to or at the direction of the Mesteña Parties $177,000.00 for the slurry inventory (“Slurry Payment Obligation”). At Closing, the enCore Parties shall pay the Mesteña Parties an amount equal to the Slurry Payment Obligation, and the Parties shall use commercially reasonable efforts to obtain from the Mesteña Parties a release in a form reasonably acceptable to the enCore Parties with respect to the Slurry Payment Obligation (the “Mesteña Release”). Seller shall cooperate with the enCore Parties’ efforts to pay the Slurry Payment Obligation and obtain the Mesteña Release.
Section 5.10 CFIUS Submission. The Parties in cooperation with each other, have jointly determined that the transaction provided for under this Agreement shall be submitted to CFIUS as follows: (a) as soon as practicable after the Execution Date (and no later than November 18, 2022), the Parties will prepare and provide, or cause their respective affiliates to prepare and provide, to CFIUS a CFIUS Declaration pursuant to 31 CFR § 800.402; and (b) if CFIUS does not conclude action with respect to the CFIUS Declaration pursuant to 31 CFR § 800.407(a)(4) and if CFIUS requests that the Parties file a CFIUS Notice under 31 CFR § 800.407(a)(1) or unilaterally initiates a review of the transaction under 31 CFR § 800.407(a)(3), then the Parties will (i) prepare and provide, or cause their respective affiliates to prepare and provide to CFIUS a CFIUS Notice in draft form as promptly as possible and (ii) formally submit, or cause their respective affiliates to formally submit, to CFIUS a CFIUS Notice as contemplated by 31 C.F.R. § 800.501(a) as promptly as practicable after receipt of CFIUS comments (if any) to the draft CFIUS Notice. The Parties will provide CFIUS with any additional or supplemental information requested by CFIUS or its member agencies during the assessment (and, if applicable, the review and/or investigation) process within two Business Days (or within three Business Days during any review and/or investigation) of receiving such request or within such longer period as permitted by CFIUS.
Section 5.11 Prepaid Expenses and Accrued Rental Liabilities.
(a)To the extent the Seller or the Acquired Companies have paid prior to Closing any Prepaid Expenses, the enCore Parties shall reimburse the Seller at Closing for the prorated portion of Prepaid Expenses relating to any time period from and after the Closing. Prior to Closing the Seller shall provide the enCore Parties with an itemized invoice of costs eligible for reimbursement under this Section 5.11 (“Prepaid Expenses Reimbursement Amount”), together with supporting documentation of such itemized costs.

41

Exhibit 10.3
(b)To the extent the enCore Parties or the Acquired Companies are obligated to pay after Closing any Accrued Rental Liabilities, the Seller shall reimburse the enCore Parties at Closing for the prorated portion of Accrued Rental Liabilities relating to any time period before the

42

Exhibit 10.3

Closing. Prior to Closing the Seller shall provide to the enCore Parties a schedule of all Accrued Rental Liabilities and their respective balances as of the Closing certified by an officer of Seller (“Accrued Rental Liabilities Payout Amount”).
(c)At the Closing, (i) if the Prepaid Expenses Reimbursement Amount exceeds the Accrued Rental Liabilities Payout Amount, then the enCore Parties shall pay to the Seller an amount equal to the difference of the Prepaid Expenses Reimbursement Amount minus the Accrued Rental Liabilities Payout Amount; or (ii) if the Accrued Rental Liabilities Payout Amount exceeds the Prepaid Expenses Reimbursement Amount, then the Seller shall pay to the enCore Parties an amount equal to the difference of the Accrued Rental Liabilities Payout Amount minus the Prepaid Expenses Reimbursement Amount. Any payments pursuant to this Section 5.11(c) shall be paid by wire transfer of immediately available funds.
Section 5.12 Casualty Loss and Condemnation. If, after the Execution Date but prior to the Closing Date, any material portion of the Alta Mesa Assets is destroyed by fire or other casualty or is expropriated or taken in condemnation or under right of eminent domain (a “Casualty Loss”), this Agreement shall remain in full force and effect, and Purchaser and the Seller shall nevertheless be required to close the transactions contemplated under this Agreement if the conditions to Closing in Section 6.01 are satisfied and the amount of costs and expenses associated with repairing or restoring the Alta Mesa Assets affected by such Casualty Loss to their condition as of the date of the Casualty Loss does not exceed Five Million Dollars ($5,000,000). In such event, Seller must elect by written notice to Purchaser prior to Closing either to (a) cause the assets affected by such Casualty Loss to be repaired or restored, at Seller’s sole cost up to a maximum amount of Five Million Dollars ($5,000,000), as promptly as reasonably practicable (which work must be completed prior to the Closing Date), (b) indemnify Purchaser under an indemnification agreement mutually acceptable to the Parties against any and all costs or expenses that Purchaser reasonably incurs to repair or restore the Alta Mesa Assets subject to such Casualty Loss up to a maximum amount of Five Million Dollars ($5,000,000) or (c) reduce the Cash Consideration by the cost to repair or restore such Casualty Loss up to a maximum amount of Five Million Dollars ($5,000,000). In each case, Seller shall retain all rights to insurance and other claims against Third Parties with respect to the applicable Casualty Loss except to the extent the Parties otherwise agree in writing. In the event the costs and expenses associated with repairing or restoring the Alta Mesa Assets affected by such Casualty Loss exceeds Five Million Dollars ($5,000,000), each of Seller and Purchaser shall have the right to terminate this Agreement.
Section 5.13 Efforts to Obtain Financing; Cooperation.
(a)The enCore Parties shall use commercially reasonable efforts to obtain financing on commercially reasonable terms reasonably acceptable to the enCore Parties, in order to satisfy the Financing Condition.

(b)In connection with the foregoing, Seller shall, and shall cause its Affiliates to, use commercially reasonable efforts to provide such cooperation in connection with obtaining such financing as may be reasonably requested by the enCore Parties, including: (i) supporting the enCore Parties in a reasonable number of meetings, presentations and sessions with prospective financing sources, and
(ii)furnishing such documentation and information (including, subject to Section 5.14, financial information) that is reasonably requested in writing by the enCore Parties to facilitate any financings.

43

Exhibit 10.3
Section 5.14 Financial Records. To the extent the Purchaser requests, for a valid business purpose, audited financial statements of the Acquired Companies, the Seller agrees to use commercially reasonable efforts to prepare and provide to the enCore Parties prior to the Closing audited financial statements of the Acquired Companies for the periods ended December 31, 2020 and 2021 (the “Audited Financial

44

Exhibit 10.3

Statements”), and unaudited financial statements of the Acquired Companies as of September 30, 2021 and 2022 prior to the Closing, prepared in accordance with applicable GAAP, and, if applicable, generally accepted auditing standards. Seller agrees to provide, both before and after Closing, access to financial records and supporting documents of the Acquired Companies, to the extent such records and documents were not previously provided to enCore, as may be reasonably requested by enCore in connection with the preparation, review and/or audit of financial statements of the Acquired Companies relating to periods ending on or prior to the Closing. The enCore Parties shall reimburse Seller for any documented out-of- pocket costs and expenses (including audit fees) reasonably incurred by the Seller or its Affiliates in connection with the preparation of the Audited Financial Statements. Notwithstanding the foregoing, the Seller’s timely provision of the Audited Financial Statements shall neither be a condition to Closing nor be deemed to have affected any other condition to closing.
Section 5.15 Audit Cooperation. From and after the Closing, Seller and its Affiliates shall provide reasonable assistance and cooperation to the enCore Parties and their representatives in connection with the enCore Parties auditing of the Acquired Companies. The enCore Parties shall reimburse Seller for any documented out-of-pocket costs and expenses reasonable incurred by the Seller or its Affiliates with such assistance and cooperation.
Section 5.16 Financing Deposit. If the Financing Condition has not been satisfied on or before December 31, 2022, then the enCore Parties shall have the right (the “Financing Extension”) to extend the Completion Date to February 15, 2023 by delivering written notice to the Seller and paying to Seller, no later than December 31, 2022, $6,000,000.00 (the “Financing Deposit”) by wire transfer of immediately available funds to an account designated by the Seller in writing; provided, however, that the enCore Parties shall not have the right to exercise the Financing Extension if they are in breach of their obligations under Section 5.13. The Financing Deposit, if paid pursuant to this Section 5.16, shall be nonrefundable except as expressly provided in Section 8.03(c).
Section 5.17 Cooperation with Transfer of Assets. During the period between the Execution Date and through and after the Closing, Seller shall (and shall cause its Affiliates to) use commercially reasonable efforts to ensure that any of the vehicles or equipment included in the Alta Mesa Personal Property are appropriately titled with an Acquired Entity, including, if necessary by executing and delivering such additional documents, instruments and conveyances to vest title of such Alta Mesa Personal Property in one of the Acquired Entities; provided, however, that Seller’s inability to retitle any such vehicles or equipment shall not be a condition to Closing.
Section 5.18 TSX Venture Exchange Approval. The enCore Parties shall use commercially reasonable efforts to obtain the approval of the TSX Venture Exchange to the acquisition of the Acquired Companies and related transactions, as necessary to permit enCore to complete such transactions in accordance with the rules of such stock exchange (the “TSXV Approval”).
Section 5.19 Recording. No later than fifteen (15) Business Days following the Execution Date, Seller, at its own cost and expense, shall file of record, or cause to be filed of record, in the official public records of each applicable county, instruments placing third parties on notice of the Uranium Lease, Uranium Option and Surface Use Agreements, in a form that is acceptable to Buyer, in its reasonable discretion.
ARTICLE VI. CONDITIONS TO CLOSING
Section 6.01 enCore Parties’ Conditions to Closing. The obligations of the enCore Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or, to the

45

Exhibit 10.3

46

Exhibit 10.3

extent permitted by Law, waiver by the enCore Parties) of each of the following conditions precedent on or before the Closing:
(a)Representations and Warranties. The representations and warranties of the Seller set forth in Article III that are qualified as to materiality or words of similar import shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, in each case, as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date, except for those representations and warranties that are made only as of a specific date, which representations and warranties shall have been true and correct in all material respects or true and correct in all respects, as the case may be, as of such specified date;
(b)Performance. The Seller shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under this Agreement on or before the Closing Date;
(c)No Action. No injunction, order or award restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or any Ancillary Document, or awarding damages in connection therewith, shall have been issued and remain in force, and no suit, action or other proceeding by any Person seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement or any Ancillary Document, or seeking damages in connection therewith, shall be pending before any Governmental Authority or arbitrator;
(d)Governmental Consents. All consents and approvals of any Governmental Authority required for the transfer of the Acquired Companies from the Seller to the enCore Parties and any related or resulting changes of control of any of the Alta Mesa Assets as contemplated by this Agreement, including the consents and approvals listed on Schedule 3.20, except consents and approvals by Governmental Authorities that are customarily obtained after closing, shall have been granted, or the necessary waiting period shall have expired, or early termination of the waiting period shall have been granted by the applicable Governmental Authority;
(e)Third-Party Consents. The Seller shall have obtained all Required Consents and shall have delivered or caused to be delivered to the enCore Parties satisfactory documentation or other evidence thereof;
(f)Seller’s Closing Deliveries. The Seller shall have delivered, or caused to be delivered, to the enCore Parties the documents listed in Section 7.03;
(g)Stock Exchange Approval. enCore shall have received the TSXV Approval.
(h)CFIUS Approval. CFIUS Approval shall have been obtained.
(i)Financing. enCore shall have completed one or more debt, equity, and/or other financings for proceeds in an amount equal to or greater than the Cash Consideration (the “Financing Condition”).
Section 6.02 Seller’s Conditions to Closing. The obligations of the Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or, to the extent permitted by Law, waiver by the Seller) of each of the following conditions precedent on or before the Closing:

47

Exhibit 10.3

48

Exhibit 10.3

(a)Representations and Warranties. The representations and warranties of each enCore Party set forth in Article IV that are qualified as to materiality or words of similar import shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, in each case, as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date, except for those representations and warranties that are made only as of a specific date, which representations and warranties shall have been true and correct in all material respects or true and correct in all respects, as the case may be, as of such specified date;
(b)Performance. Each enCore Party shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under this Agreement on or before the Closing Date;
(c)No Action. No injunction, order or award restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or any Ancillary Document, or awarding damages in connection therewith, shall have been issued and remain in force, and no suit, action or other proceeding by any Person seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement or any Ancillary Document, or seeking damages in connection therewith, shall be pending before any Governmental Authority or arbitrator;
(d)Third Party Consents. The enCore Parties shall have obtained the approval of any Person whose consent is required in order to complete the transactions contemplated hereby, which such consents are set forth on Schedule 6.02(d), and the enCore Parties shall have delivered or caused to be delivered to the Seller satisfactory documentation or other evidence of the approvals required under this paragraph;
(e)enCore Parties’ Closing Deliveries. The enCore Parties shall have delivered, or caused to be delivered, to the Seller the documents listed in Section 7.02 hereof; and
(f)Transfer of Project Employees. The enCore Parties shall have made offers of employment to the Project Employees, pursuant to Section 2.04, including an offer from enCore to grant the Replacement Equity in accordance with Section 2.04.
Section 6.03 Frustration of Closing Conditions. No Party may rely, either as a basis for not consummating the transactions contemplated by this Agreement or for terminating this Agreement and abandoning the transactions contemplated hereby, on the failure of any condition set forth in Section 6.01 or Section 6.02, as the case may be, to be satisfied if such failure was caused by such Party’s breach of any provision of this Agreement. During the period from the Execution Date until the Closing, each Party shall:
(i) take all such reasonable actions as are within its power and otherwise use all commercially reasonable efforts so as to: (A) ensure compliance with the conditions set forth in Article VI; (B) cause the Closing to occur as promptly as commercially reasonable following the date hereof; and (ii) not take or agree to take any action that would reasonably be expected to prevent the consummation of the transaction contemplated hereunder. Notwithstanding this Section 6.03 or any other provision of this Agreement, the Purchaser’s obligation hereunder in connection with obtaining CFIUS Approval does not include (a) agreeing to any Material Mitigation Measure or (b) contesting by initiation or maintenance of litigation with respect to any action relating to the transactions contemplated by the Agreement taken under Section 721 of the DPA.

49

Exhibit 10.3

ARTICLE VII. CLOSING
Section 7.01 Time and Place of the Closing. Consummation of the purchase and sale transaction as contemplated by this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by the Parties, take place by conference call and electronic transfer of signature pages and deliverables on the date that is five (5) Business Days after the date all conditions in Article VI have been satisfied or waived (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), subject, in each case, to the rights of the Parties under Article VIII. As used herein, the “Closing Date” shall mean the date on which the Closing actually occurs. For Tax and accounting purposes (to the extent permitted by Law and generally accepted accounting principles), the Closing will be deemed to be effective as of 11:59 p.m. local time on the Closing Date.
Section 7.02 Obligations of the enCore Parties at the Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by the Seller of their obligations pursuant to Section 7.03, the enCore Parties shall deliver or cause to be delivered to the Seller the following:
(a)the Cash Consideration (less the amount of the Financing Deposit, if the Financing Deposit has been paid pursuant to Section 5.16);
(b)the executed Note and the Loan Documents (as defined in Section 8 of the Note), including the Note, the Pledge, the Security Agreement, the Fee Deed of Trust, the Leasehold Deed of Trust, and the Guaranty;
(c)the Cash Collateral Amount;
(d)the Prepaid Expenses Reimbursement Amount;
(e)certificates executed by an authorized officer of each enCore Party, dated as of the Closing Date, certifying on behalf of each enCore Party that the conditions set forth in Section 6.02(a), Section 6.02(b) and Section 6.02(c) have been fulfilled;
(f)where consents or approvals are received by the enCore Parties pursuant to Section 6.02(d), copies of those approvals or releases;
(g)a completed and signed IRS Form W-9 by Purchaser;
(h)evidence of the grant of the Replacement Equities as contemplated under Section
2.04;
(i)a Letter Agreement in substantially the form attached hereto as Exhibit 8 between Seller Parent and enCore (the “Side Letter”), duly executed by enCore, setting forth certain terms and conditions under the Note; and
(j)all other instruments, documents and other items necessary to effectuate the terms of this Agreement.
Section 7.03    Obligations of the Seller at the Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by the enCore Parties of their

50

Exhibit 10.3

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Exhibit 10.3

obligations pursuant to Section 7.02, the Seller shall deliver or cause to be delivered to the enCore Parties the following:
(a)a duly executed assignment of the Membership Interests in each of the Acquired Companies in the form attached hereto as Exhibit 1;
(b)the written resignation or other evidence of termination of each manager, director and officer of the Acquired Companies (except as otherwise designated in writing by the enCore Parties) and a release of all claims against the Acquired Companies by each such manager, director and officer, each in form and substance satisfactory to the enCore Parties, acting reasonably;
(c)certificates executed by an authorized officer of the Seller, dated as of the Closing Date, certifying on behalf of the Seller that the conditions set forth in Section 6.01(a), Section 6.01(b) and Section 6.01(c) have been fulfilled and certifying as to the Accrued Rental Liabilities as required by Section 5.11(b);
(d)where consents, approvals or releases are received by the Seller pursuant to Section 6.01(d), Section 6.01(e), or Section 6.01(h), copies of those approvals or releases;
(e)a completed and signed IRS Form W-9 by Seller;
(f)copies of any books and records, minute books, Alta Mesa Contracts, Permits, Records and other documents and files of the Acquired Companies that were not previously provided to the enCore Parties;
(g)a duly executed Guaranty Agreement in substantially the form attached hereto as Exhibit 9 made by Energy Fuels Holdings Corp., in its capacity as the parent company of Seller, in favor of Purchaser, guarantying the Seller’s indemnification obligations under this Agreement;
(h)a counterpart of the Side Letter, duly executed by Seller Parent in its capacity as the parent company of Seller; and
(i)all other instruments, documents and other items necessary to effectuate the terms of this Agreement.
ARTICLE VIII. TERMINATION
Section 8.01    Termination.    This Agreement, and the transactions contemplated hereby, may be terminated at any time prior to the Closing by:
(a)the mutual written consent of the Parties;
(b)either the enCore Parties or the Seller, by written notice delivered to the other if the Closing shall not have occurred by the later of (i) 5:00 pm prevailing central time on December 31, 2022, or (ii) if the enCore Parties have exercised the Financing Extension, 5:00 pm prevailing central time on February 15, 2023 (such date and time, the “Completion Date”); provided, that the right to terminate under this Section 8.01(b) shall not be available to a Party

52

Exhibit 10.3
whose failure to comply with this Agreement has been the primary cause of, or resulted in the failure of the Closing to occur on or before the Completion Date; provided, further, that, if the CFIUS Approval has not been obtained by 5:00 pm prevailing central time on December 30, 2022, either Party may extend the

53

Exhibit 10.3

Completion Date to 5:00 pm prevailing central time on March 1, 2022 by delivering written notice to the other Party; provided, further that, the right to extend the Completion Date pursuant to the preceding proviso shall not be available (A) to either Party if a CFIUS Declaration has not been submitted to CFIUS on or before November 18, 2022, or (B) to any party whose failure to comply with this Agreement has been the primary cause of, or resulted in the failure of the CFIUS Approval to be obtained by December 30, 2022;
(c)either the enCore Parties or the Seller, by written notice delivered to the other, if any Governmental Authority shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement, and such order or other action shall have become final and non-appealable; provided, however, the Party seeking to terminate this Agreement pursuant to this Section 8.01(b) shall not have initiated such proceeding or taken any action in support of such proceeding;
(d)the enCore Parties, by written notice to the Seller, if, (i) there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement by the Seller, that would, individually or in the aggregate, result in a failure of a condition set forth in Section 6.01(a) or Section 6.01(b) to be satisfied on any date prior to the Closing Date (it being understood that, for purposes of this Section 8.01(d), such date prior to the Closing Date shall be substituted for the Closing Date in determining whether the conditions contained in Section 6.01(a) or Section 6.01(b) have been satisfied) and (ii) such breach has not been cured within fifteen (15) days after written notice is provided to the Seller of such breach; provided, however, that no such cure period shall be available or applicable to any such breach which by its nature cannot be cured;
(e)the Seller, by written notice to the enCore Parties, if (i) there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement by an enCore Party that would, individually or in the aggregate, result in a failure of a condition set forth in Section 6.02(a) or Section 6.02(b) to be satisfied on any date prior to the Closing Date (it being understood that, for purposes of this Section 8.01(e), such date prior to the Closing Date shall be substituted for the Closing Date in determining whether the conditions contained in Section 6.02(a) or Section 6.02(b) have been satisfied) and (ii) such breach has not been cured within fifteen (15) days after written notice is provided to the enCore Parties of such breach; provided, however, that no such cure period shall be available or applicable to any such breach which by its nature cannot be cured; or
(f)the enCore Parties or the Seller pursuant to Section 5.12.
Section 8.02 Effect of Termination. If this Agreement is terminated pursuant to Section 8.01, this Agreement shall become void and of no further force or effect, except for the provisions of Section 1.02, Section 5.03, Article VIII, Article XI (other than Section 11.01 and Section 11.03), and Appendix A, which shall survive the termination of this Agreement and continue in full force and effect; provided, however, that termination of this Agreement shall not relieve any Party from any liability for any intentional breach of this Agreement arising prior to such termination.
Section 8.03 Reverse Termination Fee.
(a)In the event that this Agreement is terminated before Purchaser has exercised the Financing Extension (i) by the enCore Parties or the Seller pursuant to Section 8.01(b)(i) and

54

Exhibit 10.3
the Financing Condition is the only condition to Closing in Section 6.01 that has not been satisfied, or
(ii) by Seller pursuant to Section 8.01(e) (with respect to the enCore Parties’ breach of their obligations under Section 5.13 or Section 5.18), then the enCore Parties shall promptly (and in any

55

Exhibit 10.3

event, within three Business Days after termination of this Agreement) pay to the Seller a termination fee in an amount equal to $6,000,000.00 (such payment or the retention of the Financing Deposit provided for in Section 8.03(b) or Section 8.03(c), as applicable, the “Purchaser Termination Fee”).
(b)In the event that this Agreement is terminated after Purchaser has exercised the Financing Extension (i) by the enCore Parties or the Seller pursuant to Section 8.01(b)(ii) or Section 8.01(c) or (ii) by Seller pursuant to Section 8.01(e) the Seller may retain the Financing Deposit and such retention shall be deemed to constitute payment of the Purchaser Termination Fee.
(c)In the event that this Agreement is terminated by Purchaser after Purchaser has exercised the Financing Extension (other than in the circumstances provided for in Section 8.03(b)) Seller may retain the Financing Deposit unless six Business Days prior to such termination (i) Purchaser delivers written notice to Seller confirming that its conditions to Closing in Section 6.01 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing) or is willing to waive any unsatisfied condition in Section 6.01 and (ii) the Closing shall not have been consummated within five Business Days (other than as a result of Purchaser failing to consummate the Closing or Seller’s conditions to Closing not having been satisfied). For the avoidance of doubt, nothing in this Agreement shall limit the enCore Parties from asserting an action for any liability of the Seller for breach of this Agreement that expressly survives the termination of this Agreement that the retention of the Financing Deposit by the Seller constitutes, in whole or in part, damages incurred by the enCore Parties.
(d)For the avoidance of doubt, any payment of the Purchaser Termination Fee pursuant to this Section 8.03 shall be payable only once and not in duplication, even though such payment may be payable under one or more provisions hereof. In the event that (i) the enCore Parties have complied with Section 5.13 and (ii) Seller has received full payment of the Purchaser Termination Fee pursuant to this Section 8.03 (including as a result of the Financing Deposit being deemed to have satisfied Purchaser’s obligation to pay the Purchaser Termination Fee), the receipt of the Purchaser Termination Fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by the Seller, any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof) and the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and the enCore Parties and their Affiliates shall have no further liability, whether pursuant to a claim at Law or in equity, to the Seller or any of its Affiliates in connection with this Agreement (and the termination hereof) or the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and none of the Seller, any of its Affiliates or any other Person shall be entitled to bring or maintain any action against the enCore Parties or their Affiliates for damages or any equitable relief arising out of or in connection with this Agreement. Notwithstanding the foregoing, in the event this Agreement is terminated for any reason other than the failure of the enCore Parties to satisfy the Financing Condition after satisfying their covenant to use commercially reasonable efforts to obtain financing as set forth in Section 5.13, then the Parties shall have all rights and remedies that expressly survive termination of this Agreement pursuant to Section 8.02.
ARTICLE IX. INDEMNIFICATION

56

Exhibit 10.3
Section 9.01 Indemnification by the Seller. The Seller covenants and agrees to indemnify, defend, and hold harmless the enCore Parties and their Affiliates and their respective shareholders, partners, directors, officers, employees, agents, representatives, successors and assigns (the “Purchaser Indemnified Parties”)

57

Exhibit 10.3

from and against any Damages which any of the Purchaser Indemnified Parties may suffer or incur as a result of, or arising out of, or in respect of, without duplication:
(a)any Taxes payable, including for greater certainty any amount required to be paid, withheld or remitted, by the Acquired Companies in respect of taxable periods (or portions of taxable periods) ending on or before the Closing Date;
(b)any non-performance or breach of any covenant or agreement on the part of the Seller contained in this Agreement;
(c)any Indebtedness of the Acquired Companies as of the Closing Date;
(d)any Transaction Expenses incurred by the Acquired Companies on or before the Closing Date; or
(e)any inaccuracy in or breach of any representation or warranty of the Seller contained in this Agreement (or in any certificate delivered pursuant to this Agreement).
Section 9.02 Indemnification by the enCore Parties. The enCore Parties covenant and agree to indemnify, defend, and hold harmless the Seller and its members, directors, officers, employees, agents, representatives, successors and assigns (the “Seller Indemnified Parties”) from and against any Damages which any of the Seller Indemnified Parties may suffer or incur as a result of, or arising out of, or in respect of: any non-performance or breach of any covenant or agreement on the part of the enCore Parties contained in this Agreement;
(b)any inaccuracy in or breach of any representation or warranty of the enCore Parties contained in this Agreement (or in any certificate delivered pursuant to this Agreement); or
(c)any Taxes payable, including for greater certainty any amount required to be paid, withheld or remitted, by the Acquired Companies in respect of taxable periods (or portions of taxable periods) commencing after the Closing Date.
Section 9.03 Indemnification Actions.
. All claims for indemnification under this Article IX shall be asserted and resolved as follows:
(a)Third Party Claims.
(i)Promptly after receipt by a Person entitled to indemnity under Section 9.01 or Section 9.02 (an “Indemnified Party”) of notice of the assertion or commencement of an action, suit, claim or other legal proceeding made or brought against it by a Third Party (a “Third Party Claim”), such Indemnified Party shall promptly give written notice to the Person obligated to indemnify against such Third Party Claim (an “Indemnifying Party”) of the assertion or commencement of such Third Party Claim; provided, that the failure to timely notify the Indemnifying Party will not relieve the Indemnifying Party of any Liability that it may have to any Indemnified Party, except to the extent of actual prejudice arising from such failure.

58

Exhibit 10.3

59

Exhibit 10.3

(ii)If an Indemnified Party gives notice to the Indemnifying Party pursuant to Section 9.02(c)(a)(i) of the assertion of a Third Party Claim, then the Indemnifying Party shall be entitled to assume the defense of such Third Party Claim with counsel of its choosing that is reasonably acceptable to the Indemnified Party (it being agreed that the Indemnifying Party’s counsel as of the date hereof shall be reasonably acceptable to the Indemnified Party); provided, however, (i) the Indemnifying Party shall not be entitled to assume defense of a Third Party Claim if the Indemnified Party has one (1) or more defenses that cannot be asserted by the Indemnifying Party and such inability would actually prejudice the Indemnified Party, (ii) the Indemnifying Party shall not be entitled to assume defense of a Third Party Claim if such claim is being brought by a Governmental Authority or seeks an injunction or provisional relief, and
(iii)as a condition to assuming the defense of such Third Party Claim, the Indemnifying Party must acknowledge and agree in writing that each Indemnified Party will be indemnified and held harmless hereunder with respect to the full amount of any and all Damages the Indemnified Party may suffer or incur arising out of or relating to the Third Party Claim. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party under this Article IX for any fees of other counsel or any other expenses with respect to the defense of such Third Party Claim. If the Indemnifying Party assumes the defense of a Third Party Claim, then no compromise or settlement of such Third Party Claims may be effected by the Indemnifying Party without the Indemnified Party’s express written consent unless (i) there is no finding or admission of any wrongdoing by the Indemnified Party, (ii) the sole relief provided is monetary Damages that is paid in full by the Indemnifying Party, and (iii) the claim does not relate to Taxes. If notice is given to an Indemnifying Party of the assertion of any Third Party Claim and the Indemnifying Party does not, within fifteen (15) Business Days after the Indemnified Party’s notice is given, give notice to the Indemnified Party of the Indemnifying Party’s election to assume the defense of such Third Party Claim, then the Indemnifying Party shall be bound by any determination made in such Third Party Claim or any compromise or settlement reasonably effected by the Indemnified Party.
(iii)With respect to any Third Party Claim subject to indemnification under this Article IX: (i) both the Indemnified Party and the Indemnifying Party, as the case may be, shall keep the other fully informed of the status of such Third Party Claim and any related legal actions at all stages thereof where such other person is not represented by its own counsel, and (ii) each Party agrees (at its own expense) to render to each other such assistance as a Party may reasonably require of another and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any Third Party Claim.

60

Exhibit 10.3
(iv)With respect to any Third Party Claim subject to indemnification under this Article IX, the Parties agree to cooperate in such a manner as to preserve in full (to the extent possible) the confidentiality of all

61

Exhibit 10.3

Confidential Information and the attorney-client and work-product privileges of the other Party. In connection therewith, each Party agrees that: (i) it will use its reasonable efforts, in respect of any Third Party Claim in which it has assumed or participated in the defense, to avoid production of Confidential Information (consistent with applicable Law and rules of procedure); and (ii) all communications between any Party and counsel responsible for or participating in the defense of any Third Party Claim shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.
(b)Direct Claims. In order for an Indemnified Party to be entitled to indemnification under this Article IX for a claim which has not arisen in respect of a Third Party Claim (a “Direct Claim”), the Indemnified Party shall give the Indemnifying Party prompt written notice thereof; provided, however, the failure to give such prompt written notice shall not relieve the Indemnifying Party of its indemnification obligations hereunder, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure or is otherwise materially prejudiced as a result of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of Damages that have been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 60 days after its receipt of such notice to respond in writing to such Direct Claim. During such 60-day period, the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim and whether and to what extent any amount is payable in respect of the Direct Claim, and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 60-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.
Section 9.04    Survivability; Limitation on Actions.
(a)The representations and warranties of the enCore Parties contained in this Agreement shall survive the Closing for the benefit of the Seller as follows:
(i)as to the representations and warranties contained in Section 4.01, Section 4.02, Section 4.03, and Section 4.04, for the maximum period permitted by Law; and
(ii)as to all other representations and warranties not listed in Section 9.04(a)(i), until (A) if the Closing occurs on or prior to December 31, 2022, 12 months following the Closing Date or (B) if the Closing occurs after December 31, 2022, April 1, 2024, in each case unless a notice of a bona fide Third Party Claim shall have been given in writing before the expiry of that period, in which case the representation and warranty to which such notice applies shall survive in respect of that Third Party Claim until the final determination or settlement of that Third Party Claim.

62

Exhibit 10.3
(b)The covenants and agreements of the enCore Parties contained in this Agreement shall survive the Closing for the benefit of the Seller until the last date on which any such covenants and agreements are performed or satisfied.

63

Exhibit 10.3

(c)The representations and warranties of the Seller contained in this Agreement shall survive the Closing for the benefit of the enCore Parties as follows:
(i)as to the representations and warranties contained in Section 3.01, Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 3.06, Section 3.28 (the “Fundamental Representations”), for the maximum period permitted by Law;
(ii)as to the representations and warranties contained in Section 3.17, until the expiration of the applicable statute of limitations under applicable tax Law plus sixty (60) days;
(iii)as to all other representations and warranties not listed in Section 9.04(c)(i) or Section 9.04(c)(ii), until (A) if the Closing occurs on or prior to December 31, 2022, 12 months following the Closing Date or (B) if the Closing occurs after December 31, 2022, April 1, 2024, in each case unless a notice of a bona fide Third Party Claim shall have been given in writing before the expiry of that period, in which case the representation and warranty to which such notice applies shall survive in respect of that Third Party Claim until the final determination or settlement of that Third Party Claim.
(d)The covenants and agreements of the Seller contained in this Agreement shall survive the Closing for the benefit of the enCore Parties until the last date on which any such covenants and agreements are performed or satisfied.
(e)The limitations on survivability of representations and warranties under Section 9.04(a) and Section 9.04(c) and of covenants and agreements under Section 9.04(b) and Section 9.04(d) shall not be applicable to the extent that a Party to which the limitation applies has committed fraud or made an intentional misrepresentation or omission in connection with this Agreement or the transactions contemplated herein.
(f)In no event shall any Indemnified Party be entitled to duplicate compensation with respect to the same Damage or Liability under more than one provision of this Agreement and the Ancillary Documents.
(g)The Indemnified Party shall take, and cause its Affiliates and Representatives to make, all commercially reasonable efforts to mitigate any Damages for which the Indemnifying Party may be liable under this Article IX upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto.
(h)Payments by the Indemnifying Party in respect of any Damages shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment received by the Indemnified Party in respect of any such Damages. Further, Payments by the Indemnifying Party in respect of any Damages shall be reduced by an amount equal to any Tax benefit actually realized as a result of such Damages by the Indemnified Party.

64

Exhibit 10.3
(i)The Seller shall not be required to indemnify the Purchaser Indemnified Parties under Section 9.01(e) until the aggregate amount of all Damages in respect of indemnification under Section 9.01(e) exceeds $250,000 (the “Deductible”); provided, however, that any claims for

65

Exhibit 10.3

indemnification by the Purchaser for a breach of any Fundamental Representation or breach of the representations in Section 3.17 shall not be subject to the Deductible. The aggregate amount of all Damages for which the Seller shall be liable to the Purchaser Indemnified Parties pursuant to Section 9.01(e) shall not exceed $24,000,000 (the “Cap”); provided, however, that any indemnification by Seller pursuant to Section 9.01(e) for breach of the representation in Section
3.17 or for any Fundamental Representation shall not be subject to, or otherwise considered in determining the Cap. In the event the Seller is liable to the Purchaser Indemnified Parties for any amount under this Article IX, in lieu of paying such amount, the principal amount of the Note may be reduced.
(j)Notwithstanding any other provision of this Agreement to the contrary, the aggregate amount of the Damages for which the Seller shall be liable to the Purchaser Indemnified Parties shall not exceed $120,000,000.
ARTICLE X. TAX MATTERS
Section 10.01 Tax Filings. The Seller shall be responsible for filing with the appropriate Governmental Authority the applicable Tax Returns for Taxes which are required to be filed on or before the Closing Date and paying the Taxes reflected on such Tax Returns as due and owing. The enCore Parties shall be responsible for filing with the appropriate taxing authorities the applicable Tax Returns for all Taxes that are required to be filed after the Closing Date and paying the Taxes reflected on such Tax Returns as due and owing; provided, however, that in the event that the Seller is required by applicable Law to file a Tax Return with respect to such Taxes after the Closing Date which includes all or a portion of a tax period for which the enCore Parties are liable for such Taxes, following the Seller’s request, the enCore Parties shall promptly pay to the Seller all such Taxes allocable to the period or portion thereof beginning at or after the Closing Date (but only to the extent that such amounts have not already been accounted for under Section 10.02), whether such Taxes arise out of the filing of an original return or a subsequent audit or assessment of Taxes. The Seller shall be entitled to all Tax credits and Tax refunds which relate to any such Taxes allocable to any tax period, or portion thereof, ending before the Closing Date. The enCore Parties shall be entitled to all Tax Credits and Tax refunds which related to any such Taxes allocable to any tax period, or portion thereof, beginning on or after the Closing Date.
Section 10.02 Current Tax Period Taxes. Taxes assessed with respect to the Tax period in which the Closing occurs (the “Current Tax Period”) that are ad valorem, property or other Taxes imposed on a periodic basis, but excluding Taxes that are based upon or related to sales or receipts, imposed on a transactional basis or which are based on quantity of or the value of production of Minerals, shall be apportioned between the enCore Parties and the Seller as of the Closing Date with (a) the Seller being obligated to pay a proportionate share of the actual amount of such Taxes for the Current Tax Period determined by multiplying such actual Taxes by a fraction, the numerator of which is the number of days in the Current Tax Period prior to the Closing Date and the denominator of which is the total number of days in the Current Tax Period and (b) the enCore Parties being obligated to pay a proportionate share of the actual amount of such Taxes for the Current Tax Period determined by multiplying such actual Taxes by a fraction, the numerator of which is the number of days in the Current Tax Period on and after the Closing Date and the denominator of which is the total number of days in the Current Tax Period. Any Taxes which are based upon or related to sales or receipts, imposed on a transactional basis or on quantity of or the value of production of Minerals shall be apportioned between the Seller and the enCore Parties based on the period in which the transaction or the number of units or value of production actually produced and sold, as applicable, giving rise to such Taxes occurred. In the event that the Seller or the

66

Exhibit 10.3
enCore Parties shall have made any payment for which it is entitled to reimbursement under this Article X, the applicable Party shall make such reimbursement promptly but in no event later than thirty (30) days after the

67

Exhibit 10.3

presentation of a statement setting forth the amount of reimbursement to which the presenting Party is entitled along with such supporting evidence as is reasonably necessary to calculate the amount of the reimbursement.
Section 10.03 Purchase Consideration Allocation
(a)The Parties agree that the transactions contemplated by this Agreement shall be treated as a purchase and sale of the Alta Mesa Assets for U.S. federal income (and applicable state and local) Tax purposes.
(b)The enCore Parties shall prepare an allocation schedule allocating the Purchase Consideration (plus any other amounts that are required to be taken into account as consideration for the purchase and sale contemplated under this Agreement for U.S. federal income Tax purposes) based upon the relative fair market values of the Alta Mesa Assets among the categories of assets specified in Part II of IRS Form 8594 (Asset Acquisition Statement under Section 1060) (i.e., “Class V assets”, “Class VI assets”, “Class VII assets”, etc.) in a manner consistent with Section 1060 of the Code and the Treasury Regulations promulgated thereunder (the “Allocation Schedule”), and shall deliver the Allocation Schedule to Seller within 120 days after the Closing Date. Within 30 days after receiving such Allocation Schedule, Seller shall notify the enCore Parties in writing if Seller has any reasonable objections to the allocations on the Allocation Schedule. If Seller does not notify the enCore Parties of any reasonable objection to the Allocation Schedule, then it shall be deemed agreed to by Seller and the enCore Parties, and the Allocation Schedule shall be final and binding (subject to any updates thereto arising in connection with any subsequent adjustment to the Purchase Consideration). If Seller objects to any items on the Allocation Schedule, then Seller and the enCore Parties shall negotiate in good faith to resolve any disagreement regarding the Allocation Schedule as soon as practicable (taking into account the due date of any Tax Returns on which the allocation set forth in the Allocation Schedule is required to be reflected) and shall memorialize the agreed allocation, if any, in a final Allocation Schedule, which shall be final and binding (subject to any updates thereto arising in connection with any subsequent adjustment to the Purchase Consideration). If Seller and the enCore Parties are unable to resolve their disagreement within the 15 days following the delivery of comments by Seller, solely the matters that are the subject of the disagreement shall be submitted to a mutually agreed valuation firm for resolution within 15 days of such submission, which resolution shall be final, binding and non-appealable, and then the Allocation Schedule shall be revised to reflect such resolutions and become final and binding (subject to any updates thereto arising in connection with any subsequent adjustment to the Purchase Consideration). The fees, costs and expenses of the valuation firm retained to resolve any dispute with respect to the Allocation Schedule, if applicable, shall be borne equally by Seller, on the one hand, and the enCore Parties, on the other.
(c)Seller and the enCore Parties shall (and shall cause their respective affiliates to) report and file all information reports and Tax Returns (including IRS Form 8594 (which Seller and the enCore Parties shall respectively timely file with the IRS) and any amended Tax Returns or claims for refund) in all respects consistent with the Allocation Schedule and neither Seller nor the enCore Parties shall take, or permit any of their respective affiliates to take, any position inconsistent with the Allocation Schedule on any Tax Return unless required to do so by applicable Law. If any Governmental Authority disputes the allocation set forth in the Allocation Schedule, the Party receiving notice of the dispute shall promptly notify the other Party of such dispute and the Parties shall cooperate in good faith in responding to such dispute in order to preserve the effectiveness of the allocation set forth in the Allocation Schedule;

68

Exhibit 10.3
provided, however, that no Party shall be unreasonably impeded in its ability and discretion to negotiate, compromise and/or settle any Tax audit, claim or similar proceeding in connection with such allocation. The Parties shall, and shall cause their respective affiliates to, use commercially reasonable efforts to update the Allocation Schedule in a manner consistent with Section 1060 of the Code following any adjustment to the

69

Exhibit 10.3

Purchase Consideration. The Allocation Schedule may be revised, from time to time, by the mutual written consent of Seller and the enCore Parties.
ARTICLE XI. MISCELLANEOUS
Section 11.01 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Each Party’s delivery of an executed counterpart signature page by facsimile (or email) is as effective as executing and delivering this Agreement in the presence of the other Parties. No Party shall be bound by the terms and provisions of this Agreement until such time as all of the Parties have executed counterparts of this Agreement.
Section 11.02 Notice. All notices and other communications which are required or may be given pursuant to this Agreement must be given in writing, and delivered personally, by courier, or by email followed by delivery by courier, as follows:
If to Seller:

Energy Fuels Inc.
225 Union Blvd., Suite 600
Lakewood, Colorado 80228 Attention: David Frydenlund
Email: dfrydenlund@energyfuels.com

With a copy to (which shall not constitute notice):

Dorsey & Whitney LLP TD Canada Trust Tower
Brookfield Place 161 Bay Street, Suite 4310 Toronto, ON M5J 2S1-
Canada
Attention: James Guttman
Email: guttman.james@dorsey.com

If to any enCore Party:

enCore Energy Corp.
101 N. Shoreline Blvd., Suite 450 Corpus Christi, TX 78401 Attention: Paul Goranson
Email: pgoranson@encoreuranium.com

With a copy to (which shall not constitute notice):
Greg Zerzan, General Counsel and Chief Administrative Officer Email: gzerzan@encoreuranium.com

70

Exhibit 10.3
Any Party may change its address for notice by notice to the other Parties in the manner set forth above. All notices shall be deemed to have been duly given at the time of receipt by the Party to which such notice

71

Exhibit 10.3

is addressed if received prior to 5:00 p.m. local time on a Business Day or on the following Business Day if received after 5:00 p.m. local time or on a non-Business Day.
Section 11.03 Tax, Recording Fees, Similar Taxes & Fees. The Seller shall pay and be liable for any sales, use, excise, real property transfer, goods and services, registration, documentary, stamp or transfer Taxes, recording fees and similar Taxes and fees incurred and imposed upon, or with respect to, the sale and transfer of the Acquired Companies hereunder and any other “change of control” payments arising from the transactions hereunder. Except as otherwise provided herein, all costs and expenses (including legal and financial advisory fees and expenses) incurred in connection with, or in anticipation of, this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses. Notwithstanding anything to the contrary in the foregoing, Seller shall bear and pay all Transaction Expenses of the Acquired Companies. Any CFIUS filing fee associated with obtaining CFIUS Approval in the event the Parties file a CFIUS Notice will be borne by the Purchaser.
Section 11.04 Governing Law; Jurisdiction.
(a)THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
(b)THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN HOUSTON, TEXAS (OR, IF REQUIREMENTS FOR FEDERAL JURISDICTION ARE NOT MET, STATE COURTS LOCATED IN HARRIS COUNTY, TEXAS) AND APPROPRIATE APPELLATE COURTS THEREFROM FOR THE RESOLUTION OF ANY DISPUTE, CONTROVERSY, OR CLAIM ARISING OUT OF OR IN RELATION TO THIS AGREEMENT, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH DISPUTE, CONTROVERSY OR CLAIM MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE, CONTROVERSY OR CLAIM BROUGHT IN ANY SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE, CONTROVERSY OR CLAIM. EACH PARTY AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.
(c)TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES THAT THIS SECTION 11.04(c) CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH SUCH PARTY IS RELYING AND WILL RELY IN ENTERING INTO THIS

72

Exhibit 10.3
AGREEMENT, THE ANCILLARY DOCUMENTS, AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY OR THEREBY.

73

Exhibit 10.3

Section 11.05 Waivers. Any failure by a Party to comply with any of its obligations, agreements or conditions herein contained may only be waived by the Party to whom such compliance is owed by a written instrument signed by such Party and expressly identified as a waiver, but not in any other manner. No waiver of, consent to a change in, or any delay in timely exercising any rights arising from, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.
Section 11.06 Assignment. Prior to the Closing Date, no Party shall assign all or any part of this Agreement, nor shall any Party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other Parties (which consent may not be unreasonably withheld) and any assignment or delegation made without such written consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.
Section 11.07 Entire Agreement. This Agreement (including, for purposes of certainty, the Appendix, Exhibits and Schedules attached hereto), the Ancillary Documents to be executed hereunder, and the Confidentiality Agreement, as amended hereby, constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.
Section 11.08 Amendment. This Agreement may be amended or modified only by an agreement in writing executed by all Parties and, in the case of the enCore Parties, approved by the Special Committee of the Board of Directors of enCore, their respective successors or permitted assigns and expressly identified as an amendment or modification hereto.
Section 11.09 No Third-Party Beneficiaries. Nothing in this Agreement shall entitle any Person, other than the Parties, to any claim, cause of action, remedy or right of any kind.
Section 11.10 Construction. The Parties acknowledge that (a) each Party has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby, (b) this Agreement is the result of arm’s-length negotiations from equal bargaining positions, and
(c) the Parties and their respective legal counsel equally participated in the preparation and negotiation of this Agreement. Any rule of construction that a contract be construed against the drafter shall not apply to the interpretation or construction of this Agreement.
Section 11.11 Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS AGREEMENT IN BOLD-TYPE FONT ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.
Section 11.12 Severability. Should any provision of this Agreement be held by a court of law to be illegal, invalid or unenforceable, such provision shall be replaced by such provision as most closely reflects the intent of the invalid provision, and the legality, validity and enforceability of the remaining provisions of this Agreement will not be affected or impaired thereby.

[signature pages follow]

74

Exhibit 10.3
IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed by its authorized representative as of the Execution Date.
SELLER:

EFR WHITE CANYON CORP.

By:     /s/ Mark Chalmers
Name: Mark Chalmers
Title: CEO

ENCORE:

ENCORE ENERGY CORP.

By:     /s/ W. Paul Goranson
Name: W. Paul Goranson
Title: Chief Executive Officer and Director

PURCHASER:

ENCORE ENERGY US CORP.

Exhibit 10.3
By:

/s/ W. Paul Goranson

Name: W. Paul Goranson
Title: President and CEO

Exhibit 10.3
APPENDIX A
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP.
DEFINITIONS
“Accounting Principles” means the principles described in Schedule 1 hereto.
“Accrued Rental Liabilities” means the accrued liabilities of Seller or any of the Acquired Companies, with respect to the Alta Mesa Assets, of the items set forth on Schedule 5.11 for unpaid lease rentals to be paid in arrears after Closing which benefit the Seller or the Acquired Companies before the Closing.
“Acquired Company” and “Acquired Companies” have the meanings set forth in the Recitals to this Agreement.
“Acquired Company IP Agreements” means all Contracts containing licenses, sublicenses, consents to use, settlements, coexistence agreements, covenants not to sue, or the right to receive or obligation to pay royalties or any other consideration, whether oral or written, in which any right in Acquired Company Intellectual Property or any other material Intellectual Property used in the conduct of the Business is granted, transferred, assigned or licensed to or from the Acquired Companies and that involves annual aggregate consideration in excess of $50,000, excluding, in all cases, any Contracts for off- the-shelf, click-wrap or other commercially available software, in each case where the cost of the same is less than $25,000 annually.
“Acquired Company IP Registrations” means all Intellectual Property Registrations owned by the Acquired Companies.
“Acquired Company Intellectual Property” means all Intellectual Property that is owned or purported to be owned by the Acquired Companies.
“Acquisition Proposal” means, with respect to any of the Acquired Companies or Alta Mesa Assets, any proposal or offer, or public announcement of an intention to make a proposal or offer, to any of the Seller or the Acquired Companies or any of their security holders, members, shareholders, partners or Representatives, from any Person or group of Persons “acting jointly or in concert” (within the meaning of Canadian Multilateral Instrument 62-104 – Take-Over Bids and Issuer Bids) which constitutes, or may be reasonably expected to lead to (in either case whether in one transaction or a series of transactions):
(i)any take-over bid, issuer bid, amalgamation, plan of arrangement, business combination, merger, tender offer, exchange offer, consolidation, recapitalization or reorganization resulting in any Person or group of Persons owning any of the issued and outstanding membership, equity or voting interests of any of the Acquired Companies;
(ii)any sale of any Alta Mesa Assets (or any lease, long-term supply arrangement, license or other arrangement having the same economic effect as a sale);
(iii)any sale or issuance of membership interests, shares or other equity interests (or securities convertible into or exercisable for such membership interests, shares or other interests) in any of the Acquired Companies; and

Exhibit 10.3

Exhibit 10.3

(iv)any arrangement whereby effective operating control of an Acquired Company is granted to another party or Person.
“Action” means any claim, action, lawsuit, arbitration, mediation, audit, written notice of violation, proceeding, litigation, summons, subpoena, or, to the Seller’s Knowledge, investigation of any nature by or before any Governmental Authority, whether civil, criminal, administrative, regulatory or otherwise, or whether at law or in equity.
“Affiliate” means, with respect to any Person, any Person that directly or indirectly Controls, is Controlled by, or is under common Control with, such Person.
“Agreement” has the meaning set forth in Preamble of this Agreement. “Allocation Schedule” has the meaning set forth in Section 10.03(b).
“Alta Mesa Assets” means any and all of the Contracts, the Alta Mesa Real Property, the Alta Mesa Personal Property, the Records and any and all other assets and properties of the Acquired Companies.
“Alta Mesa Contracts” has the meaning set forth in Section 3.13.
“Alta Mesa Personal Property” has the meaning set forth in Section 3.15. “Alta Mesa Real Property” has the meaning set forth in Section 3.14. “Amendment Date” has the meaning set forth in Section 3.13(a). “Ancillary Documents” has the meaning set forth in Section 3.03. “Audited Financial Statements” has the meaning set forth in Section 5.14. “Balance Sheet” has the meaning set forth in Section 3.08.
“Balance Sheet Date” has the meaning set forth in Section 3.08.
“Benefit Plan” means any plan, agreement, program or policy, whether funded or unfunded, registered or unregistered, under which any of the Acquired Companies has any liability or contingent liability to any current or former employees relating to retirement savings, pensions or benefits, including any defined benefit pension plan, defined contribution pension plan, group registered retirement savings plan or supplemental pension or retirement plan, or any bonus, deferred profit-sharing, profit-sharing, stock option, share purchase, stock appreciation, deferred compensation, incentive compensation, supplemental unemployment benefits, hospitalization, health, dental, disability, life insurance, death or survivor’s benefit, employment insurance, vacation pay, severance or termination pay or other benefit plan with respect to any current or former employees of any of the Acquired Companies or any eligible dependents of such employees.
“Burden” means any and all royalties (including lessor’s royalties), overriding royalties, production payments, net profits interests and other burdens upon, measured by, or payable out of production from the Alta Mesa Assets, the Business, or the Acquired Companies (excluding, for the avoidance of doubt, any Taxes).
“Business” has the meaning set forth in the Recitals.

Exhibit 10.3

“Business Day” means each calendar day except Saturdays, Sundays, and federal holidays in the United States.
“Cash Collateral Amount” has the meaning set forth in Section 2.03. “Cash Consideration” has the meaning set forth in Section 2.02(a). “Casualty Loss” has the meaning set forth in Section 5.12.
“CFIUS” means the Committee on Foreign Investment in the United States.
“CFIUS Approval” means (a) the Purchaser and Seller have received written notice from CFIUS that (i) it has determined that the acquisition of the Acquired Companies by the Purchaser is not a covered transaction under Section 721 of the DPA; or (ii) it has concluded all action under Section 721 of the DPA with respect to the acquisition of the Acquired Companies by the Purchaser and has determined that there are no unresolved national security concerns; or (b) if CFIUS has sent a report (the “CFIUS Report”) to the President of the United States requesting the President’s decision, then the President has (i) announced a decision not to take any action to suspend or prohibit the acquisition of the Acquired Companies by the Purchaser or (ii) not taken any action to suspend or prohibit such transactions during the 15-day period following the date of receipt of the CFIUS Report.
“CFIUS Declaration” means a declaration prepared jointly by the Purchaser and Seller with respect to the transactions contemplated by this Agreement and submitted to CFIUS in accordance with the DPA.
“CFIUS Notice” means a joint voluntary notice prepared by the Purchaser and Seller with respect to the transactions contemplated by this Agreement and submitted to CFIUS in accordance with the DPA.
“Closing” has the meaning set forth in Section 7.01. “Closing Date” has the meaning set forth in Section 7.01.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company Agreements” means (1) the Amended and Restated Company Agreement of EFR Alta Mesa LLC, dated effective as of October 6, 2021, as amended; (2) the Company Agreement of Leoncito Plant, L.L.C., dated effective October 6, 2021, as amended; (3) the Company Agreement of Leoncito Project, L.L.C., dated effective October 6, 2021, as amended; and (4) the Company Agreement of Leoncito Restoration, L.L.C., dated effective October 6, 2021, as amended.
“Completion Date” has the meaning set forth in Section 8.01(b).
“Confidential Information” has the meaning set forth in the Confidentiality Agreement. “Confidentiality Agreement” means that certain Confidentiality Agreement between enCore and
Energy Fuels Inc. dated January 31, 2022.
“Control” means the ability to direct the management and policies of a Person through ownership of voting shares or other equity rights, pursuant to a written agreement, or otherwise. The terms “Controls” and “Controlled by” and other derivatives shall be construed accordingly.

Exhibit 10.3
“Current Tax Period” has the meaning set forth in Section 10.02.

Exhibit 10.3

“Damages” means the amount of any actual Liability, loss, cost, expense, claim, award or judgment incurred or suffered by any Person (to be indemnified under this Agreement) arising out of or resulting from the indemnified matter, whether attributable to personal injury or death, property damage, contract claims (including contractual indemnity claims), torts, or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants or other agents and experts reasonably incident to matters indemnified against, and the reasonable costs of investigation and/or monitoring of such matters, and the reasonable costs of enforcement of the indemnity; provided, however, that the term “Damages” shall not include (i) loss of profits or other consequential damages suffered by the Party claiming indemnification, or any punitive damages (except as otherwise provided herein), or (ii) any Liability, loss, cost, expense, claim, award or judgment to the extent resulting from or to the extent increased by the actions or omissions of any indemnified Party after the Closing Date.
“Deductible” has the meaning set forth in Section 9.04. “Deed of Trust” has the meaning set forth in Section 2.02(b). “Defensible Title” means title that is:
(i)free from such reasonable doubt that a prudent Person engaged in the business of ownership, development and operation of producing uranium mining properties with knowledge of all of the facts and their legal bearing would be willing to accept the same; and
(ii)free and clear of any and all Encumbrances, obligations, and defects, other than Permitted Encumbrances.
“Direct Claim” has the meaning set forth in Section 9.03(b). “DPA” means the Defense Production Act of 1950 as amended.
“EFR USA” means Energy Fuels Resources (USA) Inc., a Delaware corporation.
“enCore Party” or “enCore Parties” has the meaning set forth in the Preamble of this Agreement.
“Encumbrance” means a mortgage, pledge, hypothecation, lien, easement, right-of-way, encroachment, covenant, condition, right of re-entry, lease, license, assignment, option, claim, royalty or other encumbrance or charge, whether or not registered or registrable, but does not include a Permitted Encumbrance.
“Environmental Condition” means: (i) any event or condition with respect to air, land, soil, surface, subsurface strata, surface water, ground water, or sediment that causes, or could reasonably be expected to cause, any Alta Mesa Asset to become subject to, or its owner or operator to incur any Liability or be potentially liable for, any removal, remediation, or response action under, or not be in compliance with, any Permits or Environmental Law; or (ii) any event or condition described in the preceding clause
(i) that results, or could reasonably be expected to result, in any Liability to any Governmental Authority for any removal, remediation, or response action, or to any other Person for injury to or death of any Person, Persons, or other living thing, or damage, loss, or destruction of property located on such Alta Mesa Asset.
“Environmental Laws” means CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C.

Exhibit 10.3
§ 6901 et-seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et-seq.; the Clean Air Act, 42
U.S.C. § 7401 et-seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1471 et-seq.; the Toxic

Exhibit 10.3

Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et-seq.; the Endangered Species Act, 16 U.S.C. §§ 1531 to 1544; the Emergency Planning and Community Right- to-Know Act, 42 U.S.C. § 11001 et-seq.; the Atomic Energy Act of 1954, as amended, 42 U.S.C. § 2011 et-seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j; and all similar Laws of any Governmental Authority having jurisdiction over the property in question addressing pollution or protection of the environment, human health, natural resources or threatened, endangered or protected species, and all regulations implementing the foregoing that are applicable to the operation and maintenance of the Alta Mesa Assets.
“Equity Exception” has the meaning set forth in Section 3.03. “Excess Amount” has the meaning set forth in Section 9.04(i)
“Execution Date” has the meaning set forth in the Preamble of this Agreement. “Financial Statements” has the meaning set forth in Section 3.08(a). “Financing Condition” has the meaning set forth in Section 6.01(i). “Financing Extension” has the meaning set forth in Section 5.16.
“GAAP” has the meaning set forth in Section 3.08.
“Governmental Authority” means any instrumentality, subdivision, court, administrative agency, commission, official or other authority of the United States or any other country or any state, province, prefect, municipality, locality or other government or political subdivision thereof, or any quasi- governmental or private body exercising any administrative, executive, judicial, legislative, police, regulatory, taxing, importing or other governmental or quasi-governmental authority.
“Governmental Order” means any order, writ, judgment, injunction, decree, consent, stipulation, determination or award entered by or with any Governmental Authority.
“Guaranty” has the meaning set forth in Section 2.02(b).
“Hazardous Substances” means any pollutants, contaminants, toxic, radioactive or hazardous substances, materials, wastes, constituents, compounds or chemicals that are regulated by, or may form the basis of liability under any Environmental Laws, including asbestos-containing materials (but excluding any Minerals).
“Indebtedness” of any Person means and includes, without duplication, (a) indebtedness for borrowed money or indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money; (b) amounts owing as deferred purchase price for property or services, including all seller notes and “earn-out” payments; (c) indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or financial debt security; (d) commitments or obligations by which such Person assures a creditor against loss (including contingent reimbursement obligations with respect to letters of credit); (e) obligations or commitments to repay deposits or other amounts advanced by and owing to third Persons,
(f) obligations under any interest rate, currency or other hedging agreement; (g) obligations or commitments under capitalized leases (capital portion) or finance leases; (h) any change of control payments or prepayment premiums, penalties, charges or equivalents thereof with respect to any indebtedness, obligation, or liability of the type described in clauses (a) through (g) above, (i) any

Exhibit 10.3
indebtedness for borrowed money secured by an encumbrance on the assets of such Person, (j) all liabilities for the deferred

Exhibit 10.3

purchase price of property or services (other than trade payables incurred in the ordinary course of business consistent with past practice) and all deferred purchase price liabilities related to past acquisitions, (k) all deferred rent obligations, (l) any stimulus packages, government assistance or other benefits received (such as, but not limited to, loans, benefits, rights or amounts) pursuant to the CARES Act or any other Law that are subject to a repayment obligation (absolute or contingent), (m) deferred payroll taxes (to the extent not included in Net Working Capital), (n) any related party payables (other than between any of the Acquired Companies or any of their Affiliates) including declared but unpaid dividends or distributions, (o) all liabilities arising out of interest rate, currency or other hedge agreements or other hedging arrangements,
(p) any amounts deposited by a customer with any of the Acquired Companies or pre-paid by a customer to any of the Acquired Companies in respect of goods or services to be provided by any of the Acquired Companies, (q) all credit card balances of any of the Acquired Companies, and (r) all accrued interest, prepayment premiums or the like or penalties related to any of the foregoing; provided, however, that notwithstanding any other provision of this Agreement, Indebtedness shall not include any of the liabilities of such Person included within Transaction Expenses. Notwithstanding the forgoing, Indebtedness shall not include or encompass the Slurry Payment Obligation, any Reclamation Obligations, or any matters addressed pursuant to the adjustment described in Section 5.11.
“Indemnified Party” has the meaning set forth in Section 9.03(a). “Indemnifying Party” has the meaning set forth in Section 9.03(a).
“Intellectual Property” means all of the following, in any jurisdiction throughout the world:
(a) patents and patent applications, including all reissues, divisions, continuations, continuations-in-part, reexaminations and extensions thereof; (b) trademarks, service marks and trade names, together with any registrations and registration applications in connection therewith and all goodwill associated therewith;
(c) copyrights and any registrations and registration applications in connection therewith; (d) trade secrets and other rights in confidential information and know-how, including rights in inventions (whether patentable or not), invention disclosures, and protectable business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals); (e) rights in computer software (including all source code, object code, data and related documentation), and (f) internet addresses, domain names, and other related rights in websites and web pages.
“Intellectual Property Registrations” means all Intellectual Property that is subject to any issuance registration, application or other filing by, to or with any Governmental Authority or authorized private domain registrar in any jurisdiction, including trademark registrations, domain names, copyright registrations, issued and reissued patents, and pending applications for any of the foregoing.
“IT Assets” means all information technology assets, computer systems, devices, mobile devices, equipment, hardware, servers, platforms, software applications, cloud storage services, firmware or middleware, networks, telecommunications systems, printers and related infrastructure and facilities owned, operated, licensed or controlled by the Acquired Companies.
“knowledge of the enCore Parties” or “the enCore Parties’ Knowledge” have the meaning set forth in Section 1.02(d).
“knowledge of the Seller” or “the Seller’s Knowledge” have the meaning set forth in Section
1.02(d).

Exhibit 10.3

“Laws” means all Permits, statutes, rules, regulations, ordinances, orders, and codes of Governmental Authorities.
“Lease(s)” means any lease, sublease, occupancy agreement, license, concession or other similar agreement, in each case whether written or oral, in connection with the lease, occupancy or use of any of the Real Property, together with all amendments, modifications, extensions renewals, notices, guaranties, agreements and other documents with respect thereto.
“Leoncito Restoration” has the meaning set forth in the Recitals to this Agreement.
“Liability” (and with the correlative meaning, “Liabilities”) means any and all claims, demands, complaints, actions, litigation, hearings, lawsuits, proceedings, investigations, charges, damages, fines, penalties, deficiencies, judgments, injunctions, orders, decrees, rulings, losses, costs, liabilities, amounts paid in settlement, obligations, Taxes and Encumbrances, including, in each case, costs and reasonable expenses contesting and defending such matters (including reasonable attorneys’ fees and expenses, interest, court costs and other costs of suit, litigation or other proceedings of any kind or of any claim, default or assessment).
“LR Membership Interests” has the meaning set forth in the Recitals to this Agreement. “Material Adverse Effect” means any event, condition, effect, change, development or circumstance that, individually or when considered together with any other events, conditions, effects, changes, developments or circumstances (a) would reasonably be expected to materially delay or impair the performance of the Seller’s obligations under the Agreement or (b) would reasonably be expected to have a material adverse effect on the Acquired Companies, the Project or the Alta Mesa Assets, taken as a whole; provided, however, “Material Adverse Effect” shall not include any condition, effect, change, development or circumstance arising out of or attributable to: (i) general economic or political conditions;
(ii) conditions generally affecting uranium prices or mining; or (iii) any changes in applicable Laws or accounting rules or the enforcement, implementation or interpretation thereof.
“Material Mitigation Measure” means any mitigation measure proposed by CFIUS that (i) requires the Purchaser to hold its ownership interests in the Acquired Companies indirectly, such as through proxy holders or in a voting trust; (ii) materially interferes with the enCore Parties’ ability to participate in the management of the Acquired Companies; (iii) requires the exclusion of any material asset from the scope of the transaction or the enCore Parties or the Acquired Companies to dispose of any material portion of its businesses, operations, assets or product lines (or any combination thereof); or (iv) otherwise is reasonably likely to result in a Material Adverse Effect on the Acquired Companies or the enCore Parties.
“Membership Interests” has the meaning set forth in the Recitals to this Agreement. “Mesteña Parties” has the meaning set forth in Section 5.09.
“Minerals” means all minerals of any kind or character, other than oil and gas, including, but not limited to, uranium and all other minerals mined or extracted primarily for values derived from their content of minerals, in the form of ores, mine waters, leachates, pregnant liquors, pregnant slurries, concentrated slurries, precipitates, whether in dry or slurry state, concentrates, or products beneficiated, upgraded or refined further than concentrates, and whether occurring in intimate depositional relationship with uranium and recovered as secondary values during the mining, extraction, processing, or treatment of uranium.
“Note” has the meaning set forth in Section 2.02(b).

Exhibit 10.3
“Party” and “Parties” have the meanings set forth in the Preamble of this Agreement.

Exhibit 10.3

“Permits” means any permits, licenses, approvals, certificates of authority, franchises, concessions, registrations, consents, or similar qualifications or authorizations issued, granted or given by or under the authority of, or filings with, any Governmental Authority.
“Permitted Encumbrances” means any or all of the following: (i) this Agreement; (ii) consents to assignment that have been obtained, or will be obtained prior to the Closing, from the appropriate Person(s) and preferential rights to purchase with respect to which written waivers are obtained prior to the Closing from the appropriate Person(s) for the transactions contemplated by this Agreement and the Ancillary Documents; (iii) liens for Taxes or assessments not yet delinquent; (iv) materialmen’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s and other similar liens or charges arising in the ordinary course of business for amounts not yet delinquent (including any amounts being withheld as provided by Law); (v) all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities in connection with the conveyance of the Alta Mesa Assets or rights or interests therein if they are not required prior to, or are customarily obtained subsequent to, a conveyance in the region where the Alta Mesa Assets are located; (vi) easements, rights-of-way, covenants, servitudes, permits, surface leases and other rights in respect of surface operations which do not, individually or in the aggregate, prevent or materially adversely affect the use, ownership, development or operation of any Alta Mesa Assets; (vii) all rights reserved to or vested in any Governmental Authority to control or regulate any of the Alta Mesa Assets in any manner or to assess Tax with respect to the Alta Mesa Assets, the ownership, use or operation thereof, or revenue, income or capital gains with respect thereto, and all obligations and duties under all applicable Laws of any such Governmental Authority or under any franchise, grant, license or permit issued by any Governmental Authority; (viii) the royalties set out in the Uranium Lease; and (ix) any Encumbrance on or affecting the Alta Mesa Assets which is expressly waived in writing, bonded or paid by EF Holding on or before the Closing or which is discharged on or before the Closing.
“Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Authority or any other entity.
“Pledge Agreement” has the meaning set forth in Section 2.02(b).
“Potential Acquisition Proposal” has the meaning set forth in Section 5.06(d).
“Prepaid Expenses” means the prepaid expenses of Seller or any of the Acquired Companies, with respect to the Alta Mesa Assets, of the items set forth on Schedule 5.11 for licensing fees, property taxes, lease rentals, insurance and bond premiums, telephone rentals, utilities and rentals with a continuing benefit to enCore Parties or the Acquired Companies after the Closing.
“Prepaid Expenses Reimbursement Amount” has the meaning set forth in Section 5.11. “Project” means all exploration, development, mining, milling, processing, transportation, marketing and related operations and activities of the Acquired Companies, including all such exploration, development, mining, milling, processing, transportation, marketing and related operations and activities involving the Alta Mesa Assets.
“Project Employees” has the meaning set forth in Section 2.04. “Purchase Consideration” has the meaning set forth in Section 2.02.
“Purchased Company” and “Purchased Companies” have the meanings set forth in the Recitals to this Agreement.

Exhibit 10.3

Exhibit 10.3

“Purchaser” has the meaning set forth in the Recitals.
“Purchaser Indemnified Parties” has the meaning set forth in Section 9.01. “Purchaser Termination Fee” has the meaning set forth in Section 8.03(a).
“Reclamation Obligations” means all reclamation and asset retirement obligations of the Acquired Companies resulting from uranium mineral exploration and extraction operations on the Alta Mesa Real Property.
“Records” means copies of any files, records, maps, information, and data, whether written or electronically stored, relating to the Alta Mesa Assets or the Acquired Companies, including: (i) land and title records (including title documents and warranties, abstracts of title, title opinions and memoranda, title curative documents and prospect files); (ii) contracts, electric logs, core data, pressure data, decline curves, graphical production curves, geological and mineral resource data (including all maps, logs and reports) and a non-exclusive license to all geophysical data owned by an Acquired Company or any of its Affiliates;
(iii)correspondence; (iv) operations, production, accounting, lease and division order records; (v) production, facility and well records and data; and (vi) any other records, books and files relating to any of the Alta Mesa Assets or the Acquired Companies.
“Replacement Equities” has the meaning set forth in Section 2.04.
“Representatives” means (i) partners, employees, personnel, officers, directors, members, equity owners and counsel of a Party or any of its Affiliates; or (ii) any consultant, advisor or agent retained by a Party or the parties listed in subsection (i) above.
“Required Consents” has the meaning set forth in Section 3.20. “Security Agreement” has the meaning set forth in Section 2.02(b). “Seller” has the meaning set forth in the Recitals.
“Seller Indemnified Parties” has the meaning set forth in Section 9.02. “Seller Parent” means Energy Fuels Inc.
“Slurry Payment Obligation” has the meaning set forth in Section 5.09. “Surface Use Agreements” has the meaning set forth in Section 3.13.
“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, election, estimated Tax filing, claim for refund or other document (including any attachments thereto and amendments thereof) filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority with respect to any Tax.
“Taxes” means all federal, state, local, and foreign income, profits, franchise, sales, use, ad valorem, property, severance, production, excise, stamp, documentary, real property transfer or gain, gross receipts, goods and services, registration, capital, transfer, or withholding taxes or other assessments, duties, fees or charges imposed by any Governmental Authority relating to any of the Acquired Companies or the Alta Mesa Assets, including any interest, penalties or additional amounts which may be imposed with respect thereto.

Exhibit 10.3

Exhibit 10.3

“Third Party” means any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement or their respective Representatives.
“Third Party Claim” has the meaning set forth in Section 9.03(a).
“Transaction Expenses” means, without duplication, (a) all fees and expenses incurred by or on behalf of the Acquired Companies at or prior to the Closing in connection with the preparation, negotiation and execution of this Agreement and the performance and consummation of the transactions contemplated hereby (including (i) such fees, costs and expenses that are incurred at or prior to the Closing that are invoiced post-Closing and (ii) fees and disbursements of counsel, investment bankers, accountants, brokers, service providers, representatives and other experts and third parties); provided, however, that notwithstanding any other provision of this Agreement, Transaction Expenses shall exclude (A) any amounts based upon or arising from any arrangements put in place by the Acquired Companies at or prior to the Closing at the written request of Purchaser
“Uranium Lease” has the meaning set forth in Section 3.13. “Uranium Option” has the meaning set forth in Section 3.13.

Exhibit 10.3

EXHIBIT 1
FORM OF MEMBERSHIP INTEREST ASSIGNMENT
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP.

Exhibit 10.3
ASSIGNMENT AND CONVEYANCE AGREEMENT
This ASSIGNMENT AND CONVEYANCE AGREEMENT (this “Agreement”) is entered into as of [ó], 2022, by and between EFR White Canyon Corp., a Delaware corporation (“Assignor”), and enCore Energy US Corp., a Nevada corporation (“Assignee”). All capitalized terms used but not defined herein shall have the meanings set forth in that certain Membership Interest Purchase Agreement, dated as of November [ó], 2022 (the “Purchase Agreement”), by and among Assignor, Assignee, , and enCore Energy Corp., a British Columbia corporation (“enCore”). Each of Assignor and Assignee are referred to individually as a “Party” or collectively as the “Parties.”
WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor all of the issued and outstanding membership interests (the “Purchased Interests”) of each of three Texas limited liability companies: EFR Alta Mesa LLC (formerly known as Mesteña Uranium, L.L.C.), Leoncito Plant, L.L.C., and Leoncito Project, L.L.C. (the “Acquired Companies”), which Purchased Interests are owned by Assignor and which constitute 100% of the issued and outstanding membership interests of the Acquired Companies.

NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
Section 1. Assignment of Purchased Interests. Assignor hereby irrevocably and unconditionally sells, conveys, assigns, transfers and delivers unto Assignee, free and clear of all Encumbrances, all of Assignor’s right, title and interest in and to the Purchased Interests.
Section 2. Acceptance by Assignee. Assignee hereby accepts the sale, conveyance, assignment, transfer and delivery of the Purchased Interests, and assumes and agrees to keep, perform and fulfill all of the terms, covenants, conditions, agreements and obligations required of it as the owner of such Purchased Interests and as a member of the Acquired Companies under their respective organizational documents to the extent incurred or arising on or after the date hereof, including, subject to the terms of the Purchase Agreement, all of the obligations, liabilities and duties of Assignor to the extent incurred or arising on or after the date hereof out of the ownership of the Purchased Interests.
Section 3. Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each person signatory hereto, or in the case of a waiver, by the person against whom the waiver is to be effective. No failure or delay by any person in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by laws.
Section 4. Purchase Agreement Controls. The terms of the Purchase Agreement, including but not limited to the respective representations, warranties, covenants, agreements and indemnities of the Parties relating to the Purchased Interests are incorporated herein by this reference. Assignor and Assignee acknowledge and agree that the representations, warranties, covenants, agreements and indemnities contained in the Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the fullest extent provided therein. Notwithstanding anything herein to the contrary, the provisions of this Agreement shall be subject to the provisions of the Purchase Agreement, and, if and to the extent the provisions of this Agreement are inconsistent in any way with the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall be controlling. Nothing contained herein shall be deemed to alter, modify, expand or diminish the terms and provisions set forth in the Purchase Agreement.

Exhibit 10.3
Furthermore, the applicable provisions of Article XI of the Purchase Agreement (Miscellaneous) shall apply to this Agreement, mutatis mutandis.
[Signature pages follow.]

Exhibit 10.3
IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed effective as of the date and year first written above.

ASSIGNOR:

EFR WHITE CANYON CORP.

By:      Name:      Title:

[Signature Page to Assignment and Conveyance Agreement]

Exhibit 10.3
ASSIGNEE:
ENCORE ENERGY US CORP.

By:      Name:      Title:

[Signature Page to Assignment and Conveyance Agreement]

Exhibit 10.3
125985.0000001 DMS 300216362v3

Exhibit 10.3
EXHIBIT 2
FORM OF NOTE
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP.

Exhibit 10.3
THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

SECURED CONVERTIBLE PROMISSORY NOTE DUE [    ] [ ], [    ]
$60,000,000.00    [    ] [ ], 2022

1.Principal. For value received, enCore Energy US Corp. , a Nevada corporation (“Acquireco”), [EFR Alta Mesa LLC]1, a Texas limited liability company (“Alta Mesa”), Leoncito Plant, L.L.C., a Texas limited liability company (“Plant”), Leoncito Restoration, L.L.C., a Texas limited liability company (“Restoration”), and Leoncito Project, L.L.C., a Texas limited liability company (“Project” and, together with Acquireco, Alta Mesa, Plant, and Restoration, individually and collectively, as the context requires, the “Maker”), hereby jointly and severally, unconditionally promise to pay to the order of EFR White Canyon Corp., a Delaware corporation (together with its successors and permitted assigns, the “Payee”), the principal sum of SIXTY MILLION AND 00/100 DOLLARS ($60,000,000.00) in legal and lawful money of the United States of America, pursuant to this Secured Convertible Promissory Note (this “Note”).
2.Maturity. The unpaid principal balance of this Note, together with all accrued and unpaid interest thereon (such outstanding amounts at any given time, the “Outstanding Balance”), shall become due and payable on [    ] [ ], 20[ ]2 (the “Maturity Date”), if not paid or converted before that date in accordance with the terms hereof. Earlier repayment may be made by the Maker, in whole or in part, pursuant to Section 7 hereof. The principal amount of this Note may be converted by the Payee, in whole or in part, pursuant to Section 4 hereof.
3.Interest. Except as otherwise provided herein, interest shall accrue on the unpaid outstanding principal balance of this Note at a rate of eight percent (8.00%) per annum, and shall be due and payable on (i) June 30 and December 31 of each year, starting on [    ] [ ], 20[ ], (iii) the Maturity Date, and (iv) if earlier than the dates specified in clauses (i) through (iii), payment in full of the Outstanding Balance. Notwithstanding the foregoing, if any provisions of this Note would require the Maker to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Maker shall instead pay interest under this Note at the highest rate permitted by applicable law. Interest payable under this Note shall be computed on the basis of a year of 365 or 366 days, as applicable, and actual days elapsed occurring in the period for which payable.
4.Conversion Rights. The Payee shall have the right to convert the principal due under this Note into Common Shares (“Common Shares”) issued by enCore Energy Corp., a British Columbia corporation (“enCore”), as set forth below.
4.1Conversion into Common Shares.
(a)At the election of the Payee, Payee shall have the right from and after the date of the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion or all the outstanding principal amount of this Note, into fully paid and nonassessable Common Shares, or any shares of capital stock of enCore into which such
1 [NTD: Name to be changed at or after closing.]

Exhibit 10.3
2 [NTD: Insert second anniversary of closing date.]

Exhibit 10.3
Common Stock shall hereafter be changed or reclassified, at the conversion price as specified in Section 4.1(b) hereof (the “Conversion Price”). Upon delivery to enCore of this Note together with a fully completed and duly executed notice of conversion in the form of Exhibit A hereto (a “Notice of Conversion”), enCore shall be obligated to issue and deliver to Payee within five (5) Business Days (as defined below) after the Conversion Date (such fifth day being the “Delivery Date”) that number of Common Shares for the principal amount of this Note so converted in accordance with the foregoing. With respect to each such conversion, the date the Notice of Conversion pertaining thereto is deemed given to enCore in accordance with the terms hereof is referred to herein as the a “Conversion Date.” All accrued and unpaid interest on the converted principal amount of this Note to and including the Delivery Date, shall be paid in cash in the manner provided herein directly to Payee on or before the Delivery Date. The number of Common Shares to be issued upon each conversion of all or any portion of the outstanding principal of this Note shall be determined by dividing the amount of the principal of this Note to be converted, by the Conversion Price. enCore shall not issue any fractional Common Shares upon conversion of this Note and shall instead pay cash in lieu of delivering any fractional Common Shares based on the Conversion Price for the relevant Conversion Date. Notwithstanding the foregoing, if the number Common Shares issuable to the Payee upon any such conversion of all or a portion of the principal amount of this Note would, upon such conversion, result in the Payee beneficially owning or having control or direction, directly or indirectly, over a number of Common Shares (including Common Shares that may be acquired other than pursuant to a conversion hereunder) that is greater than 19.99% of the total number of issued and outstanding Common Shares (the “Conversion Limit”), then the principal amount hereof to be converted upon such conversion shall be reduced to the minimum extent necessary such that the number of Common Shares issued upon such conversion will not result in the Payee beneficially owning or having control or direction, directly or indirectly, over a number of Common Shares that is greater than the Conversion Limit. In determining whether to reduce the principal amount hereof to be converted upon any conversion hereunder (and the extent of any such reduction), enCore shall be entitled to rely on the Payee’s representation in the Notice of Conversion as to the number of Common Shares beneficially owned by Payee or over which Payee, directly or indirectly has control or direction.
(b)Subject to adjustment as provided in Section 4.1(c) hereof, the Conversion Price shall be $[ ].3
(c)The Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 4.1(a) hereof, shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:
(i)Merger, Sale of Assets, etc. If enCore at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other person/entity,
3 [NTD: Conversion Price to be inserted at Closing and shall equal 120% of the volume-weighted average price for Common Stock on the Most Active Market, as reported on Bloomberg calculated to four decimal places and determined without regard to after-hours trading or any other trading outside the regular trading session trading hours, on each of the ten consecutive complete trading days ending on the last trading day prior to the Closing Date. As used in this footnote, the “Most Active Market” shall mean, of the TSX Venture Exchange and the OTCQB market, whichever of the foregoing exchange or market that has highest aggregate trading volume in the Common Stock over the ten consecutive trading days for such exchange of market ending on the trading day prior to the Closing Date. In determining the Conversion Price, any amounts referenced by Canadian dollars shall be converted into United States dollar based on the average of the daily exchange rates published by the Bank of Canada on each of the ten consecutive complete trading days ending on the last trading day prior to the Closing Date.]

Exhibit 10.3
this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to convert into such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, had the Payee been the registered holder of the number of Common Shares to which the Payee was entitled upon the conversion of this Note immediately prior to such consolidation, merger, sale or conveyance, subject to adjustment thereafter in accordance with provisions of this Section 4.1(c). The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor.
(ii)Reclassification, etc. If enCore at any time shall, by recapitalization, reclassification or otherwise, change the Common Shares into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to convert into an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Shares immediately prior to such recapitalization, reclassification or other change.
(iii)Stock Splits, Combinations and Stock Dividends. If the Common Shares are subdivided or combined into a greater or smaller number of Common Shares, or if a dividend is paid on the Common Shares in the form of Common Shares, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of Common Shares outstanding immediately after such event bears to the total number of Common Shares outstanding immediately prior to such event.
(d)Whenever the Conversion Price is adjusted pursuant to Section 4.1(c) above, enCore shall promptly mail to Payee a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.
(e)enCore has reserved and shall continue to reserve out of its authorized but unissued Common Shares or its Common Shares held in treasury enough Common Shares to permit the conversion in full of this Note. All Common Shares that may be issued upon conversion of this Note shall be fully paid and non-assessable. The issuance of this Note shall constitute full authority to enCore’s officers, agents, and transfer agents who are charged with the duty of executing and issuing share certificates to execute and issue the necessary certificates for Common Shares upon the conversion of this Note.
(f)In lieu of delivering physical certificates representing the Common Shares issuable upon conversion of all or any portion of this Note, provided enCore’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of Payee set forth in the Notice of Conversion and its compliance with the provisions contained in this paragraph, enCore shall use its reasonable commercial efforts to cause its transfer agent to electronically transmit the Common Shares issuable upon conversion to Payee by crediting the account of Payee’s prime broker with DTC through its Deposit Withdrawal Agent Commission system.
4.2Partial Conversions. As set forth in Section 4.1(a) hereof, the principal amount of this Note may be converted by Payee in whole or in part. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of Payee, be issued by enCore to Payee for the principal balance of this Note that shall not have been converted or paid.

Exhibit 10.3
5.Manner of Payment. All payments of money hereunder shall be applied to any interest payment or principal as elected by the Maker, in its sole discretion. When and as required hereunder, all payments of money to be made by the Maker under this Note (whether principal, interest or otherwise) shall be made in U.S. Dollars, in immediately available funds, by wire transfer to such account at a commercial bank located in the United States of America that is identified in a notice to the Maker, not later than 4:00 p.m. Eastern Time on the date such payment shall become due (any such payment made after such time on such due date to be deemed to have been made on the next succeeding week day on which commercial banks are not authorized or required to close in the State of Texas (a “Business Day”)).
6.Payments and Performance on Business Days. If the due date of any payment or performance under this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day.
7.Prepayment. The principal amount of this Note and any interest payable hereunder may be prepaid, in whole or in part without premium or penalty, at any time and from time to time prior to the Maturity Date, at the option of the Maker and without the consent of the Payee. All prepayments hereunder shall be applied to any interest payment or principal as elected by the Maker, in its sole discretion.
8.Representations and Warranties. Maker hereby represents and warrants to Payee that
(i) Maker has full power and authority to enter into and deliver this Note and to consummate the transactions contemplated hereby and (ii) the execution, delivery and performance of this Note do not require Maker to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any existing law or regulation applicable to Maker, or any agreement or instrument to which Maker is a party or by which Maker is bound.
9.Security. This Note and the obligations evidenced hereby are secured by certain assets of Maker and Alta Mesa Companies (as defined below) pursuant to the terms and conditions of (i) the Pledge Agreement dated as of the date hereof by and between Acquireco and Payee, (ii) the Security Agreement dated as of the date hereof by and among Alta Mesa, Plant, Restoration, and Project (collectively, the “Alta Mesa Companies”), on the one hand, and Payee on the other hand, (iii) the Guaranty Agreement (the “enCore Guaranty”) dated as of the date hereof by enCore in favor of Payee, (iv) the Deed of Trust, Leasehold Deed of Trust, Security Agreement, Financing Statement, Fixture Filing, and As-Extracted Collateral Filing dated as of the date hereof by and among the Alta Mesa Companies and Payee and (v) any other mortgages and/or deeds of trust executed by any of the Alta Mesa Companies and all other instruments and documents at any time executed by any of enCore, Acquireco or any of the Alta Mesa Companies to, evidencing, or setting out any of the terms of or security for the obligations under each of the foregoing (this Note together with each such agreements, in each case, as the same may be amended or modified from time to time, collectively, the “Loan Documents”).
10.Covenants.
10.1Debt. Maker shall not create, incur, assume, or suffer to exist any indebtedness, for borrowed money on any Alta Mesa Company, (“Debt”) except: (i) Debt contemplated by the Note in favor of Payee; (ii) Debt listed on Schedule A hereto; (iii) other Debt in the form of purchase money indebtedness secured only by the asset acquired with such Debt; (iv) Debt incurred to refinance this Note, and (v) other Debt incurred with the prior written consent of the Payee.
10.2Mergers, Consolidations, Etc. Each of enCore and the Makers (collectively, the “enCore Note Parties,” and each, an “enCore Note Party”) will not liquidate, or dissolve or reorganize, consolidate or amalgamate with or merge with any other Person or convey, transfer, or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, unless (i) in the case of any such consolidation, amalgamation or merger of such enCore Note Party or any such conveyance, transfer or lease by such enCore Note Party, the successor formed by such consolidation or amalgamation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such enCore Note Party as an entirety, as the case may be, shall be a solvent corporation or limited liability company

Exhibit 10.3
or limited partnership organized and existing under the laws of the United States of America, Canada, or any state or province of the United States or Canada (including the District of Columbia), and such corporation or limited liability company or limited partnership shall have executed and delivered to the Payee its assumption of the due and punctual performance and observance of each covenant and condition of this Note and the other Loan Documents or (ii) in the case of any such liquidation or dissolution of such enCore Note Party, such dissolution would otherwise meet the requirements of any transaction listed in clause (i) above.
10.3Liens. Maker shall not create or provide, or suffer to exist any lien, security interest or encumbrance against any of the equity interests issued by any Alta Mesa Company or any assets of any Alta Mesa Company (“Liens”) except: (i) Liens contemplated by the Note in favor of Payee;
(ii) Liens listed on Schedule B hereto; (iii) Liens securing purchase money indebtedness permitted hereby; (iv) Liens existing as of the date hereof, (v) Liens securing Debt as long as all amount owed pursuant to this Note are paid in full substantially concurrently with, or prior to, the incurrence of such Debt; and (vi) other Liens incurred with the prior written consent of the Payee. Maker shall not create or provide, or suffer to exist, any royalty, stream, or other similar revenue arrangement against or in respect of any of the equity interests issued by any Alta Mesa Company or any assets of any Alta Mesa Company other than any royalty, stream or other arrangement in effect as of the date hereof.
10.4Loans; Distributions; Redemptions/Repurchases. No Alta Mesa Company shall make any loans or pay any advances of any nature whatsoever to any person/entity, except advances in the ordinary course of business to vendors, suppliers, and contractors. No Alta Mesa Company shall: (i) declare or pay any cash dividends or distributions on account of equity interests (whether shares, stock, rights, options, warrants, other securities, indebtedness or other property or assets (including cash or any combination thereof)) (“Distributions”), other than distributions for tax purposes, or make any other Distribution by reduction of capital or otherwise in respect of any equity interests, in each case, without the prior written consent of Payee.
11.Event of Default and Remedies. At the election of Payee pursuant to written notice to Maker, the full remaining unpaid Outstanding Balance shall become at once and automatically due and payable in case of any of the following (each an “Event of Default”):
(A)The Maker defaults in the payment of any of its obligations to Payee or any part thereof for a period of five (5) Business Days after such payments are due and payable;
(B)Any enCore Note Party files a petition under any section or chapter of the United States Bankruptcy Code or any similar federal or state law or regulation; any enCore Note Party admits its inability to pay debts as they mature; any enCore Note Party makes an assignment for the benefit of one or more of its creditors; any enCore Note Party makes an application for the appointment of a receiver, trustee or custodian for any of any enCore Note Party’s assets; or any enCore Note Party files any case or proceeding for its reorganization, dissolution or liquidation or for relief from creditors;
(C)The Maker is permanently enjoined, restrained or in any way legally prevented, in each case, by a non-appealable order of a court of competent jurisdiction, from conducting all or substantially all of its business activities;
(D)The issuance of a notice of any lien, levy, assessment, injunction or attachment against all or substantially all the collateral securing this Note, that is not stayed or lifted within sixty (60) days;
(E)A petition under any section or chapter of the United States Bankruptcy Code or any similar federal or state law or regulation is filed against any enCore Note Party; any case or proceeding is filed against or by any enCore Note Party for its reorganization, dissolution or liquidation or for creditor relief; or an application is made by any Person other than any enCore

Exhibit 10.3
Note Party for the appointment of a receiver, trustee, or custodian for any other of any enCore Note Party’s assets, and such injunction, restraint, petition or application is not dismissed or stayed within sixty (60) days after the entry or filing thereof;
(F)Any judgment or judgments are rendered or judgment liens filed against any Maker for an aggregate amount in excess of $500,000, which within sixty (60) days of such rendering or filing is not either appealed, satisfied, stayed, discharged of record or bonded;
(G)The failure of the Common Shares to be listed for trading on a Principal Market, or a valid and binding securities regulatory or judicial stop trade order is issued with respect to the Common Shares or a Principal Market trading suspension occurs, in each case, that lasts for twenty (20) or more consecutive Trading Days.
(H)Failure by enCore to comply with its obligation to convert this Note in accordance with the terms and conditions hereof after due exercise of the Holder’s conversion right in accordance with the terms and conditions hereof and such failure continues for a period of three (3) Business Days;
(I)The enCore Guaranty ceases to be in full force and effect or is declared null and void in a final and non-appealable judicial proceeding or enCore denies or disaffirms its obligations under this Note or the enCore Guaranty; or
(J)Default in the performance or observance by Maker or enCore of any term, covenant or agreement contained in this Note, the enCore Guaranty or any other Loan Document and such default remains continuing and uncured for a period of 30 days after the earlier of (i) a senior officer of enCore obtaining actual knowledge of such default and (ii) the enCore Note Parties receiving written notice of such default from the Payee.
Upon an Event of Default, the outstanding principal amount of the Note shall accrue interest at a rate equal to fifteen percent (15.00%) (the “Default Rate”) due and payable on demand. The Maker shall immediately notify the Payee of the occurrence of any Event of Default.
12.Waiver. No failure on the part of the Payee to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any other remedy given hereunder or any remedy existing at law or in equity or by statute or otherwise.
13.Notices. All notices and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the other party, (b) the next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed as set forth below, as applicable; provided that the sending party receives confirmation of delivery from such delivery service or (c) three (3) Business Days after deposit with the United States Post Office, postage prepaid, addressed to enCore and the Maker at enCore Energy U.S. Corp., 101 N. Shoreline Blvd., Suite 450, Corpus Christi, Texas 78401, attention: Paul Goranson; or to the Payee at Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado 80228, attention: David Frydenlund, or at such other address as such party may designate by three (3) days’ advance written notice to the other party.
14.Amendments. This Note may not be amended, modified or supplemented except by an instrument in writing signed by the Maker and the Payee.
15.Successors; Assignments. This Note shall be binding upon and inure to the benefit of the Maker and the Payee and their respective successors and permitted assigns. Unless the Payee has consented in writing (which consent may be granted or denied in Payee’s sole discretion), the Maker shall not assign, transfer or delegate all or any portion of its rights or obligations under this Note. Unless enCore has

Exhibit 10.3
consented in writing (which consent shall not be withheld unreasonably), Payee shall not (i) assign, transfer or delegate all or a portion of its rights or obligations under this Note or (ii) cease to be wholly-owned by Energy Fuels Inc; provided, however, that in no event shall enCore’s consent be required to the extent an Event of Default has occurred and is then continuing. Without limiting the application of the immediately preceding sentence, and to the extent an Event of Default has not occurred and is not then continuing, Payee shall not assign, transfer or delegate all or a portion of its rights or obligations under this Note, unless prior to such assignment, transfer or delegation, such assignee, transferee or delegee has delivered a written instrument to the enCore Note Parties agreeing to be bound as a party to that certain letter agreement, dated the date hereof, between Maker and Payee. Any purported assignment, transfer or delegation in violation of this Section 15 will be null and void ab initio.
16.Governing Law; Submission to Jurisdiction; Venue. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE MAKER AND PAYEE HEREBY IRREVOCABLY SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN HOUSTON, TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS NOTE BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW.
17.Severability. If any provision of this Note shall be held by any court of competent jurisdiction to be illegal, invalid, or unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be illegal, invalid, or unenforceable, and such illegality, invalidity, or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Note.
18.Replacement of Note. Promptly following receipt by the Maker of (a) an affidavit of an authorized representative of the Payee stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), and (b) if reasonably required by the Maker, an indemnity bond sufficient in the reasonable judgment of the Maker to protect the Maker from any loss that it may suffer if this Note is replaced, then the Maker, at the Payee’s expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor.
19.Obligations Joint and Several. All obligations of each Maker pursuant to this Note and the other Loan Documents shall be joint and several obligations of each Maker. Each reference to Maker or Makers herein and in the other Loan Documents shall be deemed to refer to each Maker individually and collectively and each obligation to be performed by Maker or Makers herein and in the other Loan Documents shall be performed by each Maker. Each Maker hereby irrevocably appoints each other Maker, individually, as its agent and attorney-in-fact for all purposes of the Loan Documents, including, without limitation, the giving and receiving of notices and other communications, the making of requests for advances, the making of all certifications and reports required pursuant to the Loan Documents. The action of any Maker and the requests, notices, reports and other materials submitted by any Maker shall bind each Maker. The establishment of the obligations evidenced hereby with Makers described herein as joint obligors is solely as an accommodation to the Makers, and Payee shall incur no liability to any Maker as a result thereof. Notwithstanding anything to the contrary herein, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Maker under this Note or any other Loan Document, such obligations shall be limited to a maximum aggregate amount equal to the largest amount that would not render such Maker’s, as the case may be, obligations under this Note subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Maker, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Maker in respect of intercompany indebtedness, if any, to another Maker to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such

Exhibit 10.3
Maker under this Note pursuant to which the liability of such Maker under this Note is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification, or contribution of such Maker pursuant to applicable law or pursuant to the terms of any agreement.
20.enCore Obligations. Except as provided in this Note with respect to conversion of all or any portion of the principal amount hereof into Common Shares, and except as provided in the enCore Guaranty, enCore shall have no obligations or liability hereunder, in respect of payment or otherwise.
21.Rights and Remedies. All rights and remedies hereunder are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.
22.Non-Recourse. No individual director, manager, member, general partner, affiliate, officer or employee of the Maker or enCore will have any personal liability for any obligations of the Maker or enCore under this Note.
23.Certain Defined Terms. As used herein, “Principal Market” means any national securities exchange or trading market (including, without limitation, the TSX Venture Exchange and the OTCQB market) that is the principal trading market where Common Shares are traded. “Trading Day” means a day on which the Principal Market is open for the transaction of business.
24.Waiver of Jury Trial; Other Waivers. EACH OF THE MAKER AND THE PAYEE, BY ITS ACCEPTANCE OF THE BENEFITS OF THIS NOTE, KNOWINGLY AND VOLUNTARILY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. EACH OF THE MAKER AND THE PAYEE AGREES THAT NO CLAIM MAY BE MADE AGAINST THE OTHER PARTY FOR ANY LOST PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (OTHER THAN WILLFUL MISCONDUCT CONSTITUTING ACTUAL FRAUD) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE NOTE; AND EACH OF THE MAKER AND THE PAYEE HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES. THE MAKER AND THE PAYEE AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND ACKNOWLEDGE THAT THE PAYEE WOULD NOT MAKE THE LOAN IN RESPECT OF WHICH THIS NOTE WAS INITIALLY ISSUED IF THIS SECTION WERE NOT PART OF THIS NOTE.
25.U.S. Securities Laws. If this Note is held by or for the account or benefit of a U.S. Person (as defined in Regulation S of the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”)), the Common Shares issuable upon conversion of this Note may be offered, sold, pledged or otherwise transferred only: (a) to an enCore Note Party, (b) pursuant to an effective registration statement under the
U.S. Securities Act, (c) in accordance with Rule 144 or Rule 144A under the U.S. Securities Act, if available, and in each case in compliance with applicable state securities laws, (d) in accordance with the provisions of Rule 904 of Regulation S under the U.S. Securities Act or (e) in a transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws; provided, that if the Common Shares are being sold in accordance with Rule 904 of Regulation S under the U.S. Securities Act, the legend may be removed by providing a declaration to the registrar and transfer agent for the Common Shares, to the effect that the legend is no longer required under applicable requirements of the
U.S. Securities Act; provided further, that if the Common Shares are being sold pursuant to Rule 144 of the
U.S. Securities Act, if available, the legend may be removed by delivering to enCore and enCore’s transfer agent for the Common Shares an opinion of counsel in form and substance reasonably acceptable to enCore, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act.

Exhibit 10.3
(Signature Pages to follow)

Exhibit 10.3
Maker:
ENCORE ENERGY U.S. CORP.
By:         Name: [●]
Title:    [●]

[EFR ALTA MESA LLC]4
By:         Name: [●]
Title:    [●]

LEONCITO PLANT, L.L.C.
By:         Name: [●]
Title:    [●]

LEONCITO RESTORATION, L.L.C.
By:         Name: [●]
Title:    [●]

LEONCITO PROJECT, L.L.C.
By:         Name: [●]
Title:    [●]

enCore:
ENCORE ENERGY CORP.
By:         Name: [●]
Title:    [●]

4 [NTD: Name to change at closing.]

Exhibit 10.3

Payee:
EFR WHITE CANYON CORP.
By:         Name: [●]
Title:    [●]

Exhibit 10.3

Exhibit A
Notice of Conversion
(To be executed by the Payee in order to convert principal of the Note)

[Date]

enCore Energy U.S. Corp.
101 N. Shoreline Blvd., Suite 450 Corpus Christi, TX 78401
Attention: Paul Goranson

Re:    Secured Convertible Promissory Note due [    ] [ ], [    ], jointly issued and made by enCore Energy US Corp., a Nevada corporation, [EFR Alta Mesa LLC], a Texas limited liability company, Leoncito Plant, L.L.C., a Texas limited liability company, Leoncito
Restoration, L.L.C., a Texas limited liability company, and Leoncito Project, L.L.C., a Texas limited liability company.
Please find enclosed the above referenced Secured Convertible Promissory Note (the “Note”). The undersigned hereby elects to convert [all / $[    ]] of the outstanding principal of the Note into Common Shares in accordance with the terms and conditions set forth in the Note. Please deliver such Common shares in accordance with the delivery instructions set forth below.
The undersigned hereby represents and warrants to enCore that as at the date hereof, the undersigned beneficially owns or has control or direction over, directly or indirectly, [    ] Common Shares, and agrees and acknowledges that that pursuant to the terms of the Note, the principal amount of the Note to be so converted may be reduced to the minimum extent necessary to avoid exceeding the Conversion Limit.
Capitalized terms used but not defined in this notice have the respective meanings given to such terms in the Note.
Delivery Instructions:
[select physical or electronic delivery as set forth below]
[The undersigned hereby requests that physical certificates representing such Common Shares be delivered to:
[insert name and address]]
[The undersigned hereby requests that such Common Shares be delivered by electronic transmission to its prime broker as follows:
[insert brokerage account information]]

[NAME]
By:      Name:      Title:

Exhibit 10.3
Schedule A
Permitted Debt
[to come]

Exhibit 10.3
Schedule B
Permitted Liens
[to come from enCore: other necessary permitted liens]
(a)Liens imposed by law for taxes and assessments or governmental charges or levies that are not yet due or are being contested in good faith;
(b)carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s and other like Liens imposed by law, arising in the ordinary course of business and security obligations that are not overdue by more than thirty (30) days or are being contested in good faith;
(c)pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
(d)deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
(e)easements, zoning restrictions, use restrictions, rights of way and similar encumbrances or title defects, survey exceptions and similar Liens on real property imposed by law or arising in the ordinary course of business that do not secure any past due monetary obligations and that do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the enCore or any of its subsidiaries;
(f)rights reserved to or vested in any municipality or public authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of law, to terminate such right, power, franchise, grant, license or permit or to purchase or recapture or to designate a purchaser of any of the property of such Person;
(g)any landlords’ Lien on fixtures or movable property located on premises leased by such Person in the ordinary course of business so long as the rent secured thereby is not in default, together with all proceeds thereof, including insurance proceeds;
(h)(i) Liens created by or resulting from any litigation or legal proceeding that is currently being contested in good faith by appropriate proceedings and (ii) Liens arising in connection with judgments, only to the extent, in each case, under clauses (i) and (ii) for an amount and for a period not resulting in an Event of Default with respect thereto;
(i)any interest or title of a lessor under any operating lease entered into by enCore or any of its subsidiaries in the ordinary course of business;
(j)Liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts, commodity trading accounts or other brokerage accounts held at such banks or financial institutions, as the case may be, in the ordinary course of business;
(k)Liens securing obligations under this Note or any of the other Loan Documents;

Exhibit 10.3
EXHIBIT 3
PLEDGE AGREEMENT
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP.

4872-6122-7569\18

Exhibit 10.3
FORM PLEDGE AGREEMENT
This PLEDGE AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made and entered into as of [ ] , 2022 by ENCORE ENERGY US CORP., a Nevada corporation (the “Pledgor”), in favor of EFR WHITE CANYON CORP., a Delaware corporation (together with its successors and permitted assigns, “Secured Party” or “Lender”).
Recitals
A Pledgor, [EFR Alta Mesa LLC], a Texas limited liability company (“Alta Mesa”), Leoncito Plant, L.L.C., a Texas limited liability company (“Plant”), Leoncito Restoration, L.L.C., a Texas limited liability company (“Restoration”), and Leoncito Project, L.L.C., a Texas limited liability company (“Project” and, together with Pledgor, Alta Mesa, Plant, and Restoration, individually and collectively, as the context requires, the “Maker”), has delivered to Lender a Secured Promissory Note dated as of the date hereof (as the same may hereafter be amended, restated, or otherwise modified from time to time, the “Note”) pursuant to which Lender has agreed to extend to Maker certain credit accommodations consisting of a loan or loans in the stated principal amount of $60,000,000 (collectively, the “Loan”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note.
B.Lender is willing to provide the Loan, but only upon the execution and delivery by Pledgor of this Agreement and the other Loan Documents.
C.This Agreement is given by the Pledgor in favor of Secured Party to secure the payment and performance of all of the Secured Obligations (as defined herein).
D.It is a condition to the obligations of Secured Party to make the Loan under the Note that the Pledgor execute and deliver this Agreement.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions.
(a)Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.
(b)Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.
(c)For purposes of this Agreement, the following terms shall have the following meanings: “Collateral” has the meaning set forth in Section 2.
“Event of Default” means (i) any “Event of Default” as defined under the Note, or (ii) any breach by Pledgor of any warranty, representation, or covenant set forth herein.

Exhibit 10.3
“Pledged Equity” means 100% or all capital stock, shares, membership interests, units, voting interests, management rights and other beneficial interests or other equity ownership interests in Alt Mesa and owned by Pledgor from time to time, including any options or other rights entitling Pledgor to purchase or acquire any such equity interest.
“Proceeds” means “proceeds” as such term is defined in Section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Equity, collections thereon or distributions with respect thereto.
“Secured Obligations” has the meaning set forth in Section 3.
“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of [Texas] (and each reference in this Agreement to an Article thereof shall refer to that Article as from time to time in effect, which shall include and refer to Article 9 of the UCC); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of [Texas], the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
2.Pledge. The Pledgor hereby pledges, assigns and grants to Secured Party, and hereby creates a continuing first priority lien and security interest in favor of Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):
(a)the Pledged Equity;
(b)all right, title and interest of Pledgor in, to and under the organizational documents of the issuer of the Pledged Equity or any other agreement or instrument relating to the Pledged Equity, including, without limitation, (i) all rights of the Pledgor to receive moneys or distributions with respect to the Pledged Equity due and to become due under or pursuant to such organizational documents, any other constituent document or otherwise, whether as contractual obligations or otherwise, (ii) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Equity, (iii) all claims of Pledgor for damages arising out of or for breach of or default under the such organizational documents, (iv) any right of Pledgor to perform under such organizational documents and to compel performance and otherwise exercise all rights and remedies thereunder, and (v) all of the right, title and interest of Pledgor as a member to participate in the operation or management of the issuer of the Pledged Equity and all of Pledgor’s ownership interests under such organizational documents;
(c)all of Pledgor’s interest in any “securities,” “accounts,” “general intangibles,” “instruments” and “investment property” (in each case as defined in the UCC) constituting or relating to the foregoing; and
(d)all Proceeds and products of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to any of the foregoing.
3.Secured Obligations. The Collateral secures the payment and performance of the obligations of the Maker from time to time under the Note, the obligations of the Pledgor from time to time

Exhibit 10.3
arising under this Agreement and the other Loan Documents to which Pledgor is a party, the obligations of any other party (other than Secured Party) from time to time arising under the Loan Documents, all other agreements, duties, indebtedness, obligations and liabilities of any kind of Maker and any other party (other than Secured Party) under, out of, or in connection with the other Loan Documents or any other document made, delivered or given in connection with any of the foregoing, in each case, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several (all such obligations, liabilities, sums and expenses set forth in Section 3 being herein collectively called the “Secured Obligations”).
4.Perfection of Pledge.
(a)The Pledgor shall, from time to time, as may be required by Secured Party with respect to all Collateral, take all actions as may be requested by Secured Party to perfect the security interest of Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of Section 8-106 of the UCC, the Pledgor shall take all actions as may be requested from time to time by Secured Party so that control of such Collateral is obtained and at all times held by Secured Party. All of the foregoing shall be at the sole cost and expense of the Pledgor.
(b)The Pledgor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral. The Pledgor agrees to provide all information required by Secured Party pursuant to this Section promptly to Secured Party upon request.
5.Representations and Warranties. The Pledgor represents and warrants as follows:
(a)The Pledged Equity have been duly authorized and validly issued, and are fully paid and subject to no options to purchase or similar rights.
(b)At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Pledgor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement and any lien permitted under the Note.
(c)The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.
(d)It has full power, authority and legal right to pledge the Collateral pursuant to this Agreement.
(e)Each of this Agreement and the other Loan Documents to which Pledgor is a party has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

Exhibit 10.3
(f)No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other entity is required for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution and delivery by the Pledgor of this Agreement or the other Loan Documents to which Pledgor is a party or the performance by the Pledgor of its obligations thereunder.
(g)The execution and delivery of this Agreement and the other Loan Documents to which Pledgor is a party and the performance by the Pledgor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Pledgor or any of its property, or Pledgor is party or by which its or its property is bound.
(h)Upon request by Secured Party, the Pledgor will take all action required on its part for control (as defined in Section 8-106 of the UCC) to have been obtained by Secured Party over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than Secured Party may have control or possession of all or any part of the Collateral.
(i)Pledgor’s mailing address, and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A. Pledgor has no other places of business except those set forth in Exhibit A.
6.Dividends and Voting Rights.
(a)Secured Party agrees that unless an Event of Default shall have occurred and be continuing, the Pledgor may, to the extent the Pledgor has such right as a holder of the Pledged Equity, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, any such vote, consent, ratification or waiver would result in any violation of any provision of the Note or this Agreement.
(b)Secured Party agrees that the Pledgor may, unless an Event of Default shall have occurred and be continuing, receive and retain all distributions with respect to the Pledged Equity.
(c)Notwithstanding any of the foregoing to the contrary, Pledgor shall not receive and retain any (i) dividends and interest paid or payable other than in cash in respect of Pledged Equity, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity, (ii) dividends and other distributions paid or payable in cash in respect of such Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer or (iii) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, Pledged Equity and all rights to such distributions shall remain subject to the lien and security interest created by this Agreement. Any sums paid to Pledgor upon or in respect of the Pledged Equity upon the liquidation or dissolution of an issuer shall be paid over to Secured Party to be held by it hereunder as additional security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Equity or any property shall be distributed upon or with respect to the Pledged Equity pursuant to the recapitalization or reclassification of the capital of the issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to Secured Party to be held by it, subject to the terms hereof, as additional security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Equity shall be received by Pledgor, Pledgor shall, until such money or property is paid or delivered to Secured Party, hold such money or property in trust for Secured Party, segregated from other funds of Pledgor, as additional security for the Secured Obligations.

Exhibit 10.3
7.Further Assurances.
(a)The Pledgor shall, at its own cost and expense, defend title to the Collateral and the first priority lien and security interest of Secured Party therein against the claim of any person claiming against or through the Pledgor and shall maintain and preserve such perfected first priority security interest for so long as this Agreement shall remain in effect.
(b)The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.
8.Transfers and Other Liens. The Pledgor agrees that it will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except as expressly provided for herein or with the prior written consent of Secured Party.
9.Secured Party Appointed Attorney-in-Fact. The Pledgor hereby appoints Secured Party the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time during the continuance of an Event of Default in Secured Party’s discretion to take any action and to execute any instrument which Secured Party may deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same (but Secured Party shall not be obligated to and shall have no liability to the Pledgor or any third party for failure to do so or take action). Such appointment, being coupled with an interest, shall be irrevocable. The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.
10.Secured Party May Perform. If the Pledgor fails to perform any obligation contained in this Agreement and a Default results therefrom and is continuing, Secured Party may itself perform, or cause performance of, such obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by the Pledgor; provided that Secured Party shall not be required to perform or discharge any obligation of the Pledgor.
11.Reasonable Care. Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by Secured Party of any of the rights and remedies hereunder, shall relieve the Pledgor from the performance of any obligation on the Pledgor’s part to be performed or observed in respect of any of the Collateral.
12.Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

Exhibit 10.3
(a)Secured Party may, without any other notice to or demand upon the Pledgor, assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Pledgor at its notice address as provided in Section 16 hereof ten days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, Secured Party may sell such Collateral on such terms and to such purchaser(s) as Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property in compliance with the UCC and other applicable laws. At any sale of the Collateral, if permitted by applicable law, Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against Secured Party arising out of the exercise by Secured Party of any rights hereunder. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.
(b)All rights of the Pledgor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 6(a) hereof and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 6(b) hereof, shall immediately cease, and all such rights shall thereupon become vested in Secured Party, which shall have the sole right to receive and hold such dividends and other distributions as Collateral and to exercise such voting and other consensual rights as if it were the absolute owner thereof. In furtherance of the foregoing, Pledgor hereby agrees to irrevocably appoint Secured Party as its proxy, and to execute such additional documents as are necessary to effect the same, pursuant to the organizational documents of any issuer of the Collateral.
(c)Any cash held by Secured Party as Collateral and all cash Proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by Secured Party to the payment of expenses incurred by Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as Secured Party shall elect. Any surplus of such cash or cash Proceeds held by Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus. The Pledgor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by Secured Party to collect such deficiency.

Exhibit 10.3
(d)If Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Pledgor agrees that, upon request of Secured Party, the Pledgor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.
13.No Waiver and Cumulative Remedies. Secured Party shall not by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.
14.Security Interest Absolute. The Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of Secured Party and liens and security interests hereunder, and all Secured Obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:
(a)any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;
(b)any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of any of the Loan Documents or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;
(c)any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;
(d)any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;
(e)any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;
(f)any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Pledgor against Secured Party; or
(g)any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loan or any existence of or reliance on any representation by Secured Party that might vary the risk of the Pledgor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Pledgor or any other grantor, guarantor or surety.
15.Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and the Pledgor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

Exhibit 10.3
16.Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Note, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.
17.Continuing Security Interest; Further Actions. This Agreement shall create a continuing first priority lien and security interest in the Collateral and shall (a) subject to Section 18 hereof, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of Secured Party and its successors, transferees and assigns; provided that the Pledgor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Secured Party. Without limiting the generality of the foregoing clause (c), any assignee of Secured Party’s interest in any agreement or document which includes all or any of the Secured Obligations shall, upon assignment become vested with all the benefits granted to Secured Party herein with respect to such Secured Obligations.
18.Termination; Release. On the date on which all Loan and other Secured Obligations have been paid and performed in full, Secured Party will, at the request and sole expense of the Pledgor, (a) duly assign, transfer and deliver to or at the direction of the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of Secured Party, together with any monies at the time held by Secured Party hereunder, and (b) execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.
19.GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of [Texas].
20.Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[The remainder of this page is intentionally left blank]

Exhibit 10.3
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Pledgor:
ENCORE ENERGY US CORP.

By     Name:
Title:

Name:
Title:
Address for Notices:

Secured Party:
EFR WHITE CANYON CORP.
By     Name:
Title:

Name:
Title:
Address for Notices:

Acknowledged and Agreed to by:

[EFR ALTA MESA LLC]
By     Name:
Title:

PLEDGE AGREEMENT

Exhibit 10.3
Signature Page

Exhibit 10.3
EXHIBIT 4
FORM OF SECURITY AGREEMENT
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP.

Exhibit 10.3
FORM OF SECURITY AGREEMENT

This SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made and entered into as of [    ], 2022 by [EFR Alta Mesa LLC], a Texas limited liability company (“Alta Mesa”), Leoncito Plant, L.L.C., a Texas limited liability company (“Plant”), Leoncito Restoration, L.L.C., a Texas limited liability company (“Restoration”), and Leoncito Project, L.L.C., a Texas limited liability company (“Project” and, together with Alta Mesa, Plant, and Restoration, individually and collectively, as the context requires, the “Grantor”), in favor of EFR WHITE CANYON CORP., a Delaware corporation (together with its successors and permitted assigns, “Secured Party” or “Lender”).
RECITALS
A.Grantor, together with ENCORE ENERGY US CORP., a Nevada corporation (“Acquireco” and, together with Grantor, “Maker”), has delivered to Lender a Secured Promissory Note dated as of the date hereof (as the same may hereafter be amended, restated, or otherwise modified from time to time, the “Note”) pursuant to which Lender has agreed to extend to Maker certain credit accommodations consisting of a loan or loans in the stated principal amount of $60,000,000 (collectively, the “Loan”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note.
B.This Agreement is given by the Grantor in favor of Secured Party to secure the payment and performance of all of the Secured Obligations (as defined herein).
C.It is a condition to the obligations of Secured Party to make the Loan under the Note that the Grantor execute and deliver this Agreement.
Agreement

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Defined Terms. When used in this Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):
“Article 9” means Article 9 of the UCC.
“Collateral” has the meaning assigned to such term in Section 2 hereof.
“Contracts” means all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.
“Debt” means all present and future indebtedness of Grantor which may be, from time to time, directly or indirectly incurred by it including, but not limited to, any negotiable instruments evidencing the same, and all guaranties, debts, demands, monies, indebtedness, liabilities, and obligations owed or to become owing, including interest, principal, costs, and other charges, and all claims, rights, causes of action, judgments,

Exhibit 10.3
decrees, remedies, security interests, or other obligations of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, or by operation of law.
“Event of Default” means (i) any “Event of Default” as defined under the Note, or (ii) any breach by Grantor of any warranty, representation, or covenant set forth herein.
“Excluded Property” has the meaning assigned to such term in Section 2 hereof. “Indemnitee” shall have the meaning assigned to such term in Section 7.5 hereof.
“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.
“Permitted Lien” means: (a) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Secured Party’s security interests; (b) Liens in favor of Secured Party; and (c) other Liens approved by Lender in writing.
“Secured Obligations” means, collectively, (i) the obligations of Grantor from time to time arising under this Agreement and the other Loan Documents to which it is a party, (ii) the obligations of any other party (other than Secured Party) from time to time arising under the Loan Documents, and (iii) all other agreements, duties, indebtedness, obligations and liabilities of any kind of Grantor and any other party (other than Secured Party) under, out of, or in connection with the other Loan Documents or any other document made, delivered or given in connection with any of the foregoing, in each case, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, joint or several or fixed or otherwise and including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, expenses and indemnities (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).
“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of [Texas] (and each reference in this Agreement to an Article thereof shall refer to that Article as from time to time in effect, which shall include and refer to Article 9); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of [Texas], the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
In addition, unless otherwise defined herein, capitalized terms used in this Agreement that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.
2.Grant of Security Interest. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party to make the Loan, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured

Exhibit 10.3
Party, a security interest in all of Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired, (all of which being collectively referred as the “Collateral”):
(a)all Accounts;
(b)all Equipment, Goods, Inventory and Fixtures;
(c)all Documents, Instruments and Chattel Paper;
(d)all Letters of Credit and Letter-of-Credit Rights;
(e)all Investment Property;
(f)all Contracts, intellectual property and other General Intangibles, including all copyrights, trademarks, service marks, trade names and patents;
(g)all money and all deposit accounts;
(h)all books and records relating to the Collateral; and
(i)to the extent not covered by clauses (a) through (h) of this sentence, all other assets, personal property and rights of Grantor, whether tangible or intangible, all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor from time to time with respect to any of the foregoing.
Notwithstanding the foregoing provisions of this Section 2 hereof, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include any (the following collectively referred to herein as “Excluded Property”): (i) permit or license or any contractual obligation entered into by Grantor (A) that prohibits or requires the consent of any person/entity other than Grantor which has not been obtained as a condition to the creation by Grantor of a Lien on any right, title or interest in such permit, license or contractual obligation or (B) to the extent that any applicable state or federal law prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other applicable law; and (ii) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed) to the extent that the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application or the resulting trademark registration under applicable United States federal law; provided, however, “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).
Grantor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including (i) whether Grantor is an organization, the type of organization and any organizational identification number issued to Grantor, and
(ii) any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by Grantor hereunder, without the signature of Grantor where permitted by law, including the filing of a financing statement describing the Collateral as “all assets now owned or hereafter acquired by the Grantor or in which the Grantor otherwise has rights”.

Exhibit 10.3
Grantor agrees to provide all information described in the immediately preceding sentence to Secured Party promptly upon request by Secured Party. Grantor hereby further authorizes Secured Party to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any United States state or other country) this Agreement, an Intellectual Property Security Agreement, and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by Grantor hereunder, without the signature of Grantor where permitted by law, and naming Grantor as debtor, and Secured Party as secured party.
3.Representations and Warranties. Grantor hereby represents and warrants to Secured Party that:
(a)Except for the security interest granted to Secured Party under this Agreement and Permitted Liens, Grantor is the sole legal and equitable owner or, has the power to transfer each item of the Collateral in which it grants a security interest hereunder, having good and marketable title thereto or the power to transfer, free and clear of any and all Liens except for Permitted Liens.
(b)No effective security agreement, financing statement, equivalent security or other Lien instrument or continuation statement covering all or any part of the Collateral exists, except for Permitted Liens.
(c)This Agreement creates a legal and valid security interest on and in all of the Collateral and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Accordingly, Secured Party has a fully perfected first priority security interest in all of the Collateral subject only to Permitted Liens. This Agreement will create a legal and valid and fully perfected first priority security interest in the Collateral in which Grantor later acquires rights, when Grantor acquires those rights subject only to Permitted Liens.
(d)Grantor shall take such further actions, and execute and/or deliver to the Secured Party such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as Secured Party may in its reasonable judgment deem necessary or appropriate in order to perfect, preserve and protect the security interest in the Collateral as provided herein and the rights and interests granted to Secured Party hereunder, and enable Secured Party to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral, including the filing of any financing statements, continuation statements and other documents under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, the filing of a Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, all in form reasonably satisfactory to Secured Party in such offices wherever required by law to perfect, continue and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and to preserve the other rights and interests granted to Secured Party hereunder, as against third parties, with respect to the Collateral. Without limiting the generality of the foregoing, but subject to applicable law, Grantor shall make, execute, endorse, acknowledge, file or refile and/or deliver to Secured Party from time to time upon reasonable request by Secured Party such lists, schedules, descriptions and designations of the Collateral, statements, copies of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as Secured Party shall reasonably request. If an Event of Default has occurred, Secured Party may institute and maintain, in its own name or in the name of Grantor, such suits and proceedings as Secured Party may deem or be advised by counsel to be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Collateral. All of the foregoing shall be at the sole cost and expense of Grantor.

Exhibit 10.3
(e)Grantor (i) is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (iii) is in compliance with all applicable laws.

(f)Grantor has the power and authority, and the legal right, to own or lease and operate its property, and to carry on the business as now conducted and as proposed to be conducted, and to execute, deliver and perform the Loan Documents. Grantor has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents. No consent or authorization of, filing with, notice to or other act by, or in respect of, any governmental authority or any other person/entity is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents. Each of the Loan Documents has been duly executed and delivered by Grantor.

(g)This Agreement constitutes, and each of the other Loan Documents when delivered hereunder will constitute, a legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms.
(h)On the date hereof, Grantor’s type of organization, jurisdiction of organization, legal name, Federal Taxpayer Identification Number, organizational identification number (if any) and chief executive office or principal place of business are reflected on Exhibit A hereto.

4.Covenants. Grantor covenants and agrees with Secured Party that from and after the date of this Agreement and until the Secured Obligations have been performed and paid in full:
4.1Disposition of Collateral. Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, other than the sale of Inventory and the disposal of worn-out or obsolete Equipment, all in the ordinary course of Grantor’s business, without the prior written consent of the Secured Party.
4.2Insurance. Grantor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor. In the event that the proceeds of any insurance claim are paid to Grantor after during the existence of an Event of Default, such proceeds shall be held in trust for the benefit of Secured Party and immediately after receipt thereof shall be paid to Secured Party for application against the Secured Obligations in the order as Secured Party determines in its sole discretion.
4.3Taxes, Assessments, Etc. Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against the Collateral, except to the extent the validity thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.
4.4Maintenance of Collateral and Records. Grantor shall, at its own cost and expense, defend title to the Collateral and Secured Party’s first priority security interest and Lien with respect thereto against all claims and demands of all persons/entities at any time claiming any interest therein adverse to Secured Party other than Permitted Liens. Except as expressly permitted by this Agreement or the other Loan Documents, there is no agreement, order, judgment or decree, and Grantor shall not enter into any agreement or take any other action, that could reasonably be expected to restrict the transferability of any of the Collateral or otherwise impair or conflict with Grantors’ obligations or the

Exhibit 10.3
rights of the Secured Party hereunder without the prior written consent of the Secured Party. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

Exhibit 10.3
4.5Liens; Financing Statements. Grantor shall not (a) create or permit to exist and Liens on the Collateral, other than the Permitted Liens or (b) execute, authorize or permit to be filed in any recording office any financing statement or other instrument similar in effect covering all or any part of the Collateral or listing such Grantor as debtor with respect to all or any part of the Collateral, except financing statements and other instruments filed in respect of Permitted Liens or such instruments filed with the prior written consent of the Secured Party.
4.6Changes in Name, Jurisdiction of Organization, Etc. Grantor shall not, except upon not less than 30 days’ prior written notice, or such lesser notice period agreed to by Secured Party, to Secured Party, and delivery to Secured Party of all additional financing statements, information and other documents reasonably requested by Secured Party to maintain the validity, perfection and priority of the security interests provided for herein:
(i)change its legal name, identity, type of organization or corporate structure; provided, however, that Secured Party is deemed to have proper notice under this Section 4.6 of the legal name change of Alta Mesa to [•]1 to occur after the date hereof;
(ii)change the location of its chief executive office or its principal place of business;

(iii)change its Federal Taxpayer Identification Number or organizational identification number (if any); or
(iv)change its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, organizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction).

4.7Compliance with Law; Inspection of Collateral. Grantor shall comply with all material requirements of law applicable to the Collateral. Grantor has at all times operated, and shall continue to operate, its business in compliance with all material and applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances. Grantor shall keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. Grantor shall permit Secured Party, or its designee, to inspect the Collateral at any reasonable time during normal business hours, wherever located upon at least two (2) days prior written notice; provided in no event shall Secured Party inspect the collateral more than one (1) time in any calendar year unless an Event of Default has occurred and is continuing.
5.Rights and Remedies Upon Default.
(a)Upon any Event of Default while such Event of Default is continuing, Secured Party may exercise in addition to all other rights and remedies granted to it under this Agreement and any other of the Loan Documents and under any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC including without limitation:
(i)requiring Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party immediately, assemble the Collateral or any part thereof, as directed by Secured Party and make it available to Secured Party at a place and time to be designated by Secured Party;
1 Name to be inserted at Closing.

Exhibit 10.3
(ii)without notice except as specified below, selling, reselling, assigning and delivering or granting a license to use or otherwise disposing of the Collateral or any part thereof, in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable;
(iii)occupying any premises owned or leased by Grantor where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Grantor in respect of such occupation; and
(iv)exercising any and all rights and remedies of Grantor under or in connection with the Collateral, or otherwise in respect of the Collateral, including without limitation, (A) any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the deposit accounts, (C) exercise all other rights and remedies with respect to the Contracts and the other Collateral.
Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by applicable law, Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, Grantor waives all claims, damages and demands it may acquire against Secured Party arising out of the exercise by it of any rights hereunder. Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. Secured Party shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action with regard thereto. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(b)The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:
FIRST, to Secured Party in an amount sufficient to pay in full the reasonable costs of Secured Party in connection with such sale, disposition or other realization, including all reasonable fees, costs, expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, reasonable attorneys’ fees;
SECOND, to Secured Party in an amount equal to the then unpaid Secured Obligations; and

Exhibit 10.3
FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.
6.Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
7.Miscellaneous.
7.1No Waiver; Cumulative Remedies; Power of Attorney. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Secured Party. Grantor hereby appoints Secured Party as its attorney-in-fact, with full power and authority in the place and stead of Grantor and in the name of Grantor, or otherwise, from time to time during the existence of an Event of Default in Secured Party’s discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Loan Documents which Secured Party may deem necessary or advisable to accomplish the purposes hereof (but Secured Party shall not be obligated to and shall have no liability to Grantor or any third party for failure to so do or take action). Secured Party shall use commercially reasonable efforts to provide notice to Grantor prior to taking any action taken in the preceding sentence, provided that failure to deliver such notice shall not limit Secured Party’s right to take such action or the validity of any such action. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.
7.2Termination of this Agreement. This Agreement shall terminate upon the payment and performance in full of the Secured Obligations. Upon termination of the Security Agreement in accordance with the preceding sentence, at the request and cost of Grantor, the Secured Party shall file a termination of any financing statements with appropriate regulatory agencies.
7.3Successor and Assigns. This Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, any future holder of any of the indebtedness and their respective successors and assigns; provided that, Grantor shall not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Secured Party and any attempted assignment or transfer without such consent shall be null and void. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Secured Party hereunder.

Exhibit 10.3
7.4Modifications. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by Grantor therefrom shall be effective, except by a written consent by Secured Party. Any amendment, modification or supplement of any provision hereof, any waiver of any provision hereof and any consent to any departure by Grantor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given.
7.5Indemnifications; Waiver; Expenses. Grantor shall indemnify and hold harmless Secured Party and each of Secured Party’s officers, managers, directors, members and agents (each such person together with Secured Party being called an “Indemnitee”) from any losses, damages, liabilities, claims and related expenses (including the fees and expenses of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any person/entity arising out of, in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any failure of any Secured Obligations to be the legal, valid, and binding obligations of Grantor enforceable against Grantor in accordance with their terms, whether brought by a third party or by Grantor, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. To the fullest extent permitted by applicable law, Grantor hereby agrees not to assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other of the Loan Documents or any agreement or instrument contemplated hereby or the transactions contemplated hereby or thereby. No Indemnitee shall be liable for any damages arising from the use of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby by unintended recipients. Grantor agrees to pay or reimburse Secured Party for all its costs and expenses incurred in collecting against Grantor its Secured Obligations or otherwise enforcing or preserving any rights under this Agreement and the other of the Loan Documents, including the fees and other charges of counsel.
7.6Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Note, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

7.7Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

7.8Counterparts; Integration; Effectiveness. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement and the Loan Documents constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Exhibit 10.3
7.9Governing Law. In all respects, including all matters of construction, validity and performance, this Agreement and the Secured Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of [Texas].

[The remainder of this page is intentionally left blank]

Exhibit 10.3
In Witness Whereof, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

GRANTOR:    [EFR ALTA MESA LLC]

By     Name:
Title:
LEONCITO PLANT, L.L.C.

By     Name:
Title:

LEONCITO RESTORATION, L.L.C.

By     Name:
Title:

LEONCITO PROJECT, L.L.C.

By     Name:
Title:

Exhibit 10.3
Secured Party:

EFR WHITE CANYON CORP.
By     Name:
Title:

SECURITY AGREEMENT
Signature Page

Exhibit 10.3
EXHIBIT 5
FORM OF FEE DEED OF TRUST
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP.

Exhibit 10.3
RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:
Dorsey & Whitney LLP
200 Crescent Court, Suite 1600
Dallas, TX 75201 Attention: Steven Smith

A.P.N.

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE

LEONCITO PLANT, L.L.C.,
as trustor (Trustor) to
STEVEN R. SMITH,
as trustee (Trustee) for the benefit of
EFR WHITE CANYON CORP., as beneficiary (Beneficiary)

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT, AND FIXTURE FILING
Dated:    As of              , 2022 Location:

Exhibit 10.3
County:    Brooks County

Exhibit 10.3
DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT, AND FIXTURE FILING

This Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement, and Fixture Filing (as amended, restated, supplemented, renewed, extended, or otherwise modified from time to time, this “Deed of Trust”), dated as of      , 2022, is made by Leoncito Plant L.L.C., a Texas limited liability company, having an address at c/o encore Energy Corp., 101 N. Shoreline, Corpus Christi, Texas 78401 (the “Grantor”) in favor of Steven R. Smith, an individual, c/o Dorsey & Whitney LLP, 200 Crescent Court, Suite 1600, Dallas, Texas 75201, (together with all substitute and successor trustee(s) under this Deed of Trust, the “Trustee”), for the benefit of EFR WHITE CANYON CORP., a Delaware corporation, having an address at c/o Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado 80228, Attn: David Frydenlund, (together with its successors and assigns, “Beneficiary”).
RECITALS
A.On      , 2022, [Grantor; Encore Energy US Corp., a Nevada corporation; [EFR Alta Mesa, LLC], a Texas limited liability company; Leoncito Restoration, L.L.C, a Texas limited liability company; and Leoncito Project, L.L.C. a Texas limited liability company (collectively the “Borrowers”)] executed that certain Secured Convertible Promissory Note made payable to Beneficiary in the amount of $60,000,000 (as amended, restated, supplemented, renewed, extended, or otherwise modified from time to time, the “Note”);
B.It is a condition of the obligation of the Beneficiary to extend credit to the Borrower under the Note and the other Loan Documents (defined below) that Grantor execute and deliver this Deed of Trust for the benefit of Beneficiary;
C.Grantor will receive substantial benefit from the execution, delivery, and performance of the Note and the other Loan Documents and is, therefore, willing to grant this Deed of Trust; and
D.Grantor is the owner of certain fee surface and mineral interests in the Land (defined below) and Improvements (defined below).
AGREEMENT
NOW THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, and in order to secure the due and punctual payment and performance of all of the Secured Obligations (defined below) as and when the same become due and payable, Grantor represents, warrants, covenants, and agrees for the benefit of Beneficiary as follows:
ARTICLE I DEFINITIONS
For purposes of this Deed of Trust, the following terms have the following meanings. Capitalized terms used in this Deed of Trust without definition have the meanings ascribed to such terms in the Note.

Exhibit 10.3
“Assignment Exercise Notice” has the meaning set forth in Section 3.02. “Beneficiary” has the meaning set forth in the introductory paragraph. “Borrower” has the meaning set forth in the Recitals.
“Compliance Notice” has the meaning set forth in Section 6.10. “Debtor” has meaning set forth in Section 4.02.
“Deed of Trust” has the meaning set forth in the introductory paragraph. “Event of Default” has the meaning set forth in the Note.
“Excluded Property” has the meaning set forth in the Security Agreement. “Fixtures and Equipment” has the meaning set forth in Section 2.01(b). “Grantor” have the meaning set forth in the introductory paragraph.
“Guaranty Agreement” means that certain Guaranty Agreement dated as of the date hereof by enCore Energy Corp., a British Columbia corporation, in favor of Beneficiary, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms.
“Improvements” has the meaning set forth in Section 2.01(b). “Land” has the meaning set forth in Section 2.01(a).
“Leases” has the meaning set forth in Section 2.01(e). “License” has the meaning set forth in Section 3.02.
“Loan Documents” means, collectively, this Deed of Trust, the Note, the Security Agreement, the Pledge Agreement, the Guaranty Agreement, any other mortgages and/or deeds of trusts executed by any Obligor and all other instruments and documents at any time executed by a Grantor or any Obligor relating to, evidencing, or setting out any of the terms of or security for the Secured Obligations, and the term.
“Loan Document” means any of the Loan Documents, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms.
“Nonpecuniary Obligations” has the meaning set forth in Section 2.02. “Note” has the meaning set forth in the Recitals.
“Obligors” means collectively the Grantor, the other Borrowers and enCore Energy Corp., a British Columbia corporation, together with their respective successors and assigns and each an “Obligor”.
“Permitted Exceptions” means those matters set forth on Exhibit A attached hereto and incorporated herein by this reference.

Exhibit 10.3

Exhibit 10.3

“Personal Property” has the meaning set forth in Section 4.01.
“Pledge Agreement” means that certain Pledge Agreement dated as of the date hereof by and between enCore Energy US Corp., a Nevada corporation, as pledger, and Beneficiary, as Secured Party, granting a security interest in the Collateral (as defined therein) to Beneficiary, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms.
“Property Agreements” has the meaning set forth in Section 2.01(f). “Receiver” has the meaning set forth in Section 6.02.
“Release” has the meaning set forth in Section 7.16. “Rents” has the meaning set forth in Section 2.01(d).
“Secured Indebtedness” has the meaning set forth in Section 2.02. “Secured Party” has the meaning set forth in Section 4.02. “Secured Obligations” has the meaning set forth in Section 2.02. “Secured Property” has the meaning set forth in Section 2.01.
“Security Agreement” means that certain Security Agreement dated as of the date hereof by and among Obligors (other than enCore Energy US Corp., a Nevada corporation), as grantor, and Beneficiary, as secured party, granting a security interest in the Collateral (as defined therein) to Beneficiary, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms.
“Trustee” has the meaning set forth in the introductory paragraph. “UCC” has the meaning set forth in Section 2.01(b).
ARTICLE II
GRANT AND SECURED OBLIGATIONS
Section 2.01 Grant. In order to secure the due and punctual payment and performance of all of the Secured Obligations (defined below) as and when the same become due and payable or performable, whether at the stated due date, at the maturity date, by acceleration, or otherwise, Grantor does hereby grant, bargain, sell, assign, transfer, and convey, unto Trustee, its successors, and assigns, with a power of sale and right of entry and possession as provided below, the following described property now owned or held or hereafter acquired from time to time by Grantor, its successors, or assigns (collectively, the “Secured Property”); provided, however, that in no event shall the Secured Property include any Excluded Property:

Exhibit 10.3
(a)All those certain tracts or parcels of land in Brooks County, Texas, and being more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Land”) and all minerals, oil, gas, and other hydrocarbon substances, sand, gravel, and

Exhibit 10.3

other materials that may be mined, produced, or extracted in, on, or under the surface of the Land (to the extent owned by Grantor), as well as all development rights, air rights, water, water rights, water stock, utility reservations, sanitary sewer, and other utility capacities relating to the Land;
(b)All buildings, structures, and other improvements of every kind and nature whatsoever now or hereafter situated on the Land (collectively, the “Improvements”), all apparatus, equipment, fittings, fixtures, machinery, materials, supplies, and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter affixed or attached to, installed in, or used in connection with the operation or maintenance of the Land or Improvements, including any fixtures as defined in the Uniform Commercial Code in effect in Texas and/or the jurisdiction where Grantor is located or organized (the “UCC”), and any appliances, storm doors and windows, lighting, plumbing, pipes, pumps, tanks, conduits, sprinkler and other fire prevention or suppression, refrigeration, incineration, escalator, elevator, loading, security, water, steam, gas, electrical, telephone, cable, internet, switchboards, storm and sanitary sewer, drainage, HVAC, boilers, waste removal, or other utility equipment or systems (collectively, the “Fixtures and Equipment”) and building, construction, development, and landscaping supplies and materials now or hereafter affixed to or located on or about the Land or the Improvements and all replacements, substitutions, and additions to the foregoing;
(c)All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, utility reservations and capacity rights, waters, water courses, water rights and powers, estates, rights, titles, interests, minerals, royalties, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way now or hereafter belonging, relating, or appertaining to the Land or the Improvements, or any part thereof and the reversions, remainders, rents, issues, and profits thereof, and all right to receive excess payments in any tax sale of the Land and the Improvements;
(d)Any and all rents, revenues, issues, profits, royalties, income, cash proceeds, security deposits, accounts, moneys, and other benefits that are now due or may hereafter become due by reason of the renting, leasing, bailment of all or any portion of the Land or the Improvements, or the use or occupancy thereof (collectively “Rents”);
(e)Subject to the rights of Grantor under this Deed of Trust, under the other Loan Documents, and under Chapter 64 of the Texas Property Code (and any amendments thereto or replacements thereof) all leases, subleases, sub-subleases, licenses, concessions, occupancy agreements, or other agreements (written or oral, now or at any time in effect and every modification, amendment, or other agreement relating thereto, including every guarantee of the performance and observance of the covenants, conditions, and agreements to be performed and observed by the other party thereto) pursuant to which Grantor has granted a possessory interest in, or the right to use or occupy, all or any part of the Land and/or Improvements, together with all related security and other deposits (in each case, as amended, amended and restated, supplemented, renewed, extended, substituted, or otherwise modified from time to time, collectively, “Leases”);

Exhibit 10.3
(f)All other contracts and agreements in any way relating to, executed in connection with, or used in the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition, management, or ownership of the Land and/or Improvements or the sale of

Exhibit 10.3

goods or services produced in or relating to the Land and/or Improvements (collectively, in each case as amended, amended and restated, supplemented, renewed, extended, substituted, or otherwise modified from time to time, the “Property Agreements”) including: (i) all construction contracts, architects’ agreements, engineers’ contracts, utility contracts, letters of credit, escrow agreements, maintenance agreements, management, leasing, and related agreements, parking agreements, equipment leases, service contracts, operating leases, catering and restaurant leases and agreements, franchise agreements, agreements for the sale, lease, or exchange of goods or other property, agreements for the performance of services, permits, variances, licenses, certificates and entitlements; (ii) all material agreements and instruments under which Grantor or any of its affiliates or the seller of the Land and/or Improvements have remaining rights or obligations in respect of Grantor’s acquisition of the Land and/or Improvements or equity interests therein; (iii) business licenses, variances, entitlements, certificates, state health department licenses, liquor licenses, food service licenses, certificates of need, and all other permits, licenses, and rights obtained from any governmental authority or private person; (iv) all rights of Grantor to receive monies due and to become due under or pursuant to the Property Agreements; (v) all claims of Grantor for damages arising out of or for breach of or default under the Property Agreements; and (vi) all rights of Grantor to terminate, amend, supplement, modify, or waive performance under the Property Agreements, to compel performance and otherwise to exercise all remedies thereunder, and, with respect to Property Agreements that are letters of credit, to make any draws thereon;
(g)All insurance or other settlement proceeds (or any unearned premiums therefor) relating to or arising out of the foregoing, all proceeds of a sale of all or any portion of the foregoing, and all causes of action, claims, compensation, awards, damages, proceeds, payments, relief, or recoveries, including interest thereon, as a result of any casualty or condemnation event of all or any part of the Land and/or Improvements or for any damage or injury to it or for any loss or diminution in value of the Land and/or Improvements (collectively, the “Proceeds”); and
(h)To the extent not included in the foregoing, all cash and non-cash proceeds, products, offspring, rents, revenues, issues, profits, royalties, income, benefits, additions, renewals, extensions, substitutions, replacements, and accessions of and to any and all of the foregoing.
TO HAVE AND TO HOLD the Secured Property and the rights, remedies, and privileges hereby granted and conveyed unto Trustee, its successors, and assigns, forever, in trust, and Grantor does hereby bind Grantor, its successors, and assigns, to warrant and forever defend the Secured Property unto Trustee, its successors, and assigns, forever, against the claim or claims of all persons whomsoever claiming or to claim the same, or any part thereof.
Section 2.02 Secured Obligations. This Deed of Trust is made and intended to secure the due and punctual payment and performance of the following obligations, indebtedness, and liabilities: (a) the Note, providing, in part, that if certain defaults occur, the unpaid principal amount thereof and all accrued unpaid interest may be declared due and payable, at the holder’s option, prior to the stated maturity thereof, and providing further for the payment of reasonable attorney’s fees and other expenses of collection, subject to the terms and conditions of the Loan Documents; (b) any funds subsequently advanced by any Lender to or for the benefit of any Obligor, or as

Exhibit 10.3
contemplated by any Loan Document and all other indebtedness or monetary obligations, of whatever kind or character, owing or which may hereafter become owing by any

Exhibit 10.3

Obligor to any Lender pursuant to the Loan Documents, whether such indebtedness is direct or indirect, primary or secondary, fixed or contingent, or arises out of or is evidenced by note, deed of trust, endorsement, surety agreement, letter of credit, reimbursement agreement, guaranty, or otherwise, it being contemplated that any Obligor may hereafter become indebted to the Beneficiary in further sum or sums; and (c) the obligations of any party (other than Beneficiary) from time to time arising under the Loan Documents, all other agreements, duties, indebtedness, obligations and liabilities of any kind of any Obligor and any other party (other than Beneficiary) under, out of, or in connection with the other Loan Documents or any other document made, delivered or given in connection with any of the foregoing, in each case, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several (all of the aforesaid, the “Secured Indebtedness”). The Secured Indebtedness shall be payable in accordance with the Note; and, unless otherwise provided herein or in the instruments evidencing the Secured Indebtedness, shall bear interest as provided therein. In addition, any and all reasonable attorney’s fees and expenses of collection payable under the terms of the Loan Documents shall be and constitute a part of the Secured Indebtedness secured hereby. This Deed of Trust shall also secure all renewals, rearrangements, extensions, and increases of any of the Secured Indebtedness; and (c) any and all obligations of any Obligor under the Loan Documents that are not related to timely making the required payments on the Secured Indebtedness (the “Nonpecuniary Obligations”). The Secured Indebtedness and the Nonpecuniary Obligations are collectively referred to herein as the “Secured Obligations.”
ARTICLE III ASSIGNMENT OF LEASES AND RENTS
Section 3.01    Assignment of Leases and Rents.
(a)As additional collateral security for the payment of the Secured Indebtedness and the performance of the Nonpecuniary Obligations, Grantor grants, assigns, and transfers to Beneficiary and its successors and assigns a security interest in all of Grantor’s right, title, and interest in, to, and under the Leases and Rents, whether now owned or subsequently acquired by Grantor and the right to receive, collect, and possess all Rents.
(b)Such grant, assignment, and transfer shall not be construed to: (i) bind Beneficiary to the performance of any of the covenants, conditions, or provisions contained in any of the Leases or otherwise impose any obligation on Beneficiary; or (ii) create or operate to impose any obligation upon Beneficiary for: (A) the control, care, maintenance, management, or repair of the Secured Property; (B) any dangerous or defective condition of the Secured Property, including, without limitation, the presence of any environmental contamination or condition;
(C) any waste committed on the Secured Property by any person; and/or (D) any negligence in the management, upkeep, repair, or control of the Secured Property.

Exhibit 10.3
(c)Beneficiary may exercise its rights relating to the Rents, in Beneficiary’s sole discretion and without prejudice to any particular remedy, as provided herein or as otherwise allowed by applicable law, including without limitation, Title 5, Chapter 64 of the Texas Property

Exhibit 10.3

Code, the Texas Assignment of Rents Act (TARA) (as amended), and any replacement statute relating to the assignment of rents.
Section 3.02 Revocable License.
In addition to the security interest granted in Article IV hereof, Grantor GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, and CONVEYS unto Beneficiary the Leases and Rents TO HAVE AND TO HOLD forever. Until delivery of a notice (an “Assignment Exercise Notice”) of an exercise of the assignment of Leases and Rents following an Event of Default, Beneficiary grants to Grantor a revocable license (the “License”) to collect and receive the Rents and administer the Leases. Under the License, Grantor will have the right to receive rents and to use the rents collected in any manner consistent with the Loan Documents.
Each tenant under the Leases shall pay Rents directly to Grantor under the License; provided, however, during the continuance of an Event of Default and after delivery of an Assignment Exercise Notice, the License will automatically be revoked and Beneficiary will immediately be entitled to possession of the Rents.
Upon delivery of an Assignment Exercise Notice, each tenant under the Leases is authorized and directed to pay directly to Beneficiary all Rents thereafter accruing and the receipt of Rents by Beneficiary will be a release of such tenant to the extent of all amounts so paid. The receipt by a tenant of an Assignment Exercise Notice will be sufficient and irrevocable authorization for such tenant to make all future payments of Rents directly to Beneficiary and each such tenant will be entitled to rely on such Assignment Exercise Notice. Beneficiary will apply all Rents actually collected by Beneficiary: (w) first, to the payment of costs and expenses related to the collection of Rents, the taking and retaining possession of the Secured Property and placing it in a rentable condition, operating expenses relating to the Secured Property and complying with the terms of the Leases, (x) second, to any unpaid interest due on the Secured Indebtedness, the principal balance of the Secured Indebtedness (whether or not due and payable), and any expenses owed by the Grantor to Beneficiary under the Loan Documents; (y) third, to such persons or entities as payments that may be required by applicable laws; and (z) fourth, to the applicable Grantor.
Section 3.03 Certain Rights of Beneficiary.
(a)The Assignment Exercise Notice is intended solely for the benefit of each tenant and will not inure to the benefit of Grantor. It shall not be necessary for Beneficiary to institute legal proceedings of any kind whatsoever to enforce the provisions of such assignment. Without impairing its rights hereunder, Beneficiary may, at its option, at any time and from time to time, release to Grantor Rents received by Beneficiary or any part thereof. Grantor will not, under any circumstances, receive credit for the value or present value of the Rents, but only for the actual amount of Rents as and when received by Beneficiary and applied to the Secured Indebtedness.
(b)Neither the acceptance by Beneficiary of this Deed of Trust nor the exercise of any rights concerning the Rents will: (i) deem Beneficiary to be a “mortgagee in possession;” or (ii) obligate Beneficiary to: (A) appear in or defend any action or proceeding relating to the Leases, Rents, or the Secured Property; (B) take any action hereunder; (C) expend any money

Exhibit 10.3
or incur any expenses or perform or discharge any obligation, duty, or liability with respect to any Lease; (D) assume any obligation or responsibility for any tenant deposits

Exhibit 10.3

which are not physically delivered to Beneficiary; or (E) assume any obligation or responsibility for any injury or damage to person or property sustained in or about the Secured Property, except to the extent caused by the act or omission of the Beneficiary.
(c)Notwithstanding anything to the contrary contained herein, Beneficiary is entitled to all the rights and remedies of an assignee as set forth in the TARA under Chapter 64 of the Texas Property Code. This Deed of Trust shall constitute and serve as a security instrument under the TARA. Beneficiary shall have the ability to exercise its rights related to the Leases and Rents, in Beneficiary’s sole discretion and without prejudice to any other remedy available, as provided in this Deed of Trust or as otherwise allowed by applicable law, including, without limitation, the TARA.
ARTICLE IV
SECURITY AGREEMENT AND FIXTURE FILING
Section 4.01 Security Agreement. This Deed of Trust shall also constitute a security agreement and fixture filing within the meaning of the UCC with respect to all of Grantor’s present and future estate, right, title, and interest in, to, and under the Fixtures and Equipment and any portion of the Secured Property that is not real property (the “Personal Property”). Grantor hereby grants to Beneficiary a security interest in and to the Personal Property and the Fixtures and Equipment and every component thereof, and transfers and assigns to Beneficiary all of Grantor’s present and future estate, right, title, and interest in, to, and under the Personal Property and the Fixtures and Equipment and every component thereof, to secure the due and punctual payment and performance of all of the Secured Obligations as and when the same become due and payable, whether at the stated maturity date, by acceleration, or otherwise. With respect to the Fixtures and Equipment, upon the occurrence and during the continuance of an Event of Default, Beneficiary shall also have the right: (a) to proceed against the Fixtures and Equipment in accordance with Beneficiary’s rights and remedies with respect to the Land, in which event the provisions of the UCC shall not govern the default and Beneficiary’s remedies; or (b) to proceed against the Fixtures and Equipment separately from the Land in accordance with the UCC. If Beneficiary elects to proceed under the UCC, then thirty (30) days’ notice of sale of the Personal Property and/or the Fixtures and Equipment shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling, and the like incurred by Beneficiary shall include, but not be limited to, reasonable attorneys’ fees and expenses. Grantor authorizes Beneficiary to file financing and continuation statements under the UCC in such filing offices as may be necessary, advisable, or required by law in order to create, establish, perfect, preserve, and protect the security interest hereunder.
Section 4.02 Fixture Filing. To the extent permitted under applicable law, the filing or recording of this Deed of Trust is intended to and will constitute a fixture filing with respect to the portions of the Secured Property that are or are to become Fixtures and Equipment. For purposes of the UCC, the “Secured Party” is Beneficiary and the “Debtor” is Grantor. The name, type of organization, jurisdiction of organization, and mailing addresses of Secured Party and of each Debtor are set out in the preamble to this Deed of Trust. The land to which the Fixtures and Equipment are related is the Land, and Debtor is the record owner of the Land.

Exhibit 10.3
Section 4.03 Other Security Agreement; Harmonization of Conflicts. If any Obligor has executed and delivered to Beneficiary one or more separate security agreements in connection

Exhibit 10.3

with the Secured Obligations, such security agreements and the security interests created thereby are in addition to and not in substitution of this Deed of Trust and the liens and security interests created hereby, and this Deed of Trust shall be in addition to and not in substitution of such security agreements and security interests. In all cases, this Deed of Trust and the aforesaid security agreements shall be applied and enforced in harmony with and in conjunction with each other to the end that Beneficiary realizes fully upon its rights and remedies in each and the liens and security interests created by each. If conflicts exist among this Deed of Trust and such other security agreements, Beneficiary may elect which of such instruments govern with respect to each category of Secured Property encumbered hereby and thereby.
ARTICLE V
GRANTOR’S REPRESENTATIONS, WARRANTIES, AND COVENANTS
Section 5.01 Grantor’s Covenants.
(a)Without Beneficiary’s prior written consent, which may be withheld in Beneficiary’s sole discretion, Grantor shall not grant, bargain, sell, assign, transfer, convey, lease, let, mortgage, pledge, encumber, create, or permit a lien on or security interest in, or otherwise hypothecate all or any part of the Secured Property except for: (i) the Permitted Exceptions; and (ii) other liens, encumbrances, and transfers expressly permitted under the Note or other Loan Documents.
(b)Grantor shall forever warrant and defend the title to the Secured Property unto Beneficiary against the claims of all persons claiming by, through or under Grantor.
(c)Grantor shall pay to Beneficiary the Secured Indebtedness with interest thereon as and when the same becomes due and payable in accordance with the terms thereof and shall perform and comply with all of the Nonpecuniary Obligations and the covenants and provisions of the Note.
(d)Grantor represents and warrants that it has full right and authority to make the conveyance and grant the security interests pursuant to the Loan Documents.
ARTICLE VI REMEDIES
Section 6.01 Remedies Following an Event of Default. Upon the occurrence and during the continuance of an Event of Default, in addition to any other rights, remedies, and powers that Beneficiary may have under the other Loan Documents or as provided by law, Beneficiary (either personally or by its agents, nominees, or attorneys) may immediately take such action as it deems advisable to protect and enforce the lien and security interest hereof and its rights hereunder, including without limitation the following actions, each of which may be pursued in its own name or in the name of Grantor, concurrently or otherwise, at such time and in such manner as Beneficiary may determine in its sole discretion, without impairing or otherwise affecting the other rights, remedies, and powers of Beneficiary:

Exhibit 10.3
(a)Entry and Possession. (i) Enter upon and take possession of the Secured Property, with or without the appointment of a Receiver or an application therefor; (ii) dispossess and exclude

Exhibit 10.3

Grantor and its agents and servants wholly therefrom by summary proceedings or otherwise;
(iii) take possession of all books, records, and accounts relating thereto; (iv) use, operate, manage, control, insure, maintain, repair, restore, improve, alter, and otherwise deal with all and every part of the Secured Property and conduct the business thereat; (v) make, cancel, enforce, or modify Leases and obtain and evict tenants; or (vi) demand, sue for, collect, and receive the Rents, incomes, issues, and profits of the Secured Property and apply the same, after payment of all charges and expenses (including reasonable attorneys’ fees and expenses), on account of the Secured Obligations.
(b)Payment of Sums. (i) Pay any sums in any form or manner deemed expedient by Beneficiary to protect the lien and security interest of this Deed of Trust or to cure any Event of Default other than payment of principal of or interest on the Secured Indebtedness; and (ii) make any payment hereby authorized to be made according to any bill, statement, or estimate furnished or procured from the appropriate public officer or the party claiming payment without inquiry into the accuracy or validity thereof, and the receipt of any such public officer or party in the hands of Beneficiary shall be conclusive evidence of the validity and amount of items so paid, in which event the amounts so paid, with interest thereon from the date of such payment shall be added to and become a part of the Secured Indebtedness and be immediately due and payable to Beneficiary. Beneficiary shall be subrogated to any encumbrance, lien, claim, or demand, and to all the rights and securities for the payment thereof, paid or discharged with the principal sum secured hereby or by Beneficiary under the provisions hereof, and any such subrogation rights shall be additional and cumulative security to this instrument.
(c)Acceleration. Declare the entire Secured Indebtedness immediately due, payable, and collectible, regardless of maturity, and in that event, the entire Secured Indebtedness shall become immediately due, payable, and collectible; and thereupon Beneficiary may institute proceedings to foreclose this Deed of Trust, either by judicial action or by the exercise of the statutory power of sale, or to enforce its provisions or any of the indebtedness or obligations secured by this Deed of Trust.
(d)Foreclosure.
(i)Judicial Foreclosure. Institute a judicial foreclosure action in a court of competent jurisdiction and proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys’ fees, and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Beneficiary is the purchaser of the Secured Property at the foreclosure sale, in lieu of paying cash, Beneficiary may make settlement for all or a portion of the purchase price by crediting the net sale proceeds (after deducting costs and expenses of enforcing the Secured Obligations including reasonable attorneys’ fees and expenses) against the Secured Indebtedness.
(ii)Foreclosure under a Power of Sale. By or through Trustee or otherwise, sell or offer for sale, in one or more sales, all or any part of the Secured Property, in such portions, order, and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash (or credit on the Secured

Exhibit 10.3
Indebtedness if Beneficiary or its affiliate or designee is the highest bidder) at public auction, by general warranty. Such sale shall be made at the courthouse of the county in which the

Exhibit 10.3

Secured Property (or any portion thereof to be sold) is located, on the first Tuesday of any month between the hours of 10:00 A.M. and 4:00 P.M., or on the first Wednesday of the month if the first Tuesday is January 1 or July 4, after giving legally adequate written notice of sale of that portion of the Secured Property to be sold, at least twenty-one (21) consecutive days prior to the date of said sale: (A) by posting at the courthouse of each county in which the Secured Property (or the portion thereof to be sold) is located, either on the courthouse door or in the location otherwise designated by the commissioner’s court of said county, a written notice of sale complying with the requirements of Section
51.002 of the Texas Property Code, as such statute may be amended or replaced as of the date of such notice; (B) by filing in the office of the county clerk of each county in which the Secured Property (or the portion thereof to be sold) is located, a copy of the notice posted under subparagraph (A); and (C) by serving written notice of the sale on each debtor who, according to the records of Beneficiary, is obligated to pay the Note (and, in the event the proceeds of the foreclosure sale are to be applied to a portion of the Secured Indebtedness other than or in addition to amounts secured by the Note, then to each debtor who, according to the records of Beneficiary, is obligated to pay such portion of the Secured Indebtedness), such service to be complete and effective when the notice is deposited in the United States mail, postage prepaid, sent by certified mail, and addressed to the debtor at the debtor’s last known address as shown in the records of Beneficiary.
(iii)Compliance with Applicable Law. Accomplish the necessary notice and the sale in such manner as permitted or required by Title 5, Section 51.002 of the Texas Property Code relating to the sale of real property under contract lien and/or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said title and chapter now exist or may hereafter be amended or succeeded), or by any other present or subsequent laws or regulations relating to same. In instances where the Secured Property is located in states other than Texas, such sales shall be made in accordance with legal requirements for such state, including, to the extent relevant, the Uniform Commercial Code in effect for such state (also included in the defined term “UCC”). Nothing in this paragraph shall be construed to limit in any way Trustee’s right to sell the Secured Property by private sale if, and to the extent that, such private sale is permitted under the laws of the state where the Secured Property (or that portion thereof to be sold) is located, or by public or private sale after entry of a judgment by any court of competent jurisdiction ordering same. At any such sale: (A) whether made under the power of sale herein contained, the Texas Property Code, the UCC, any other legal requirement, by virtue of any judicial proceedings, or any other legal right, remedy, or recourse, it will not be necessary for Trustee to have physically present, or to have constructive possession of, the Secured Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Secured Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such Secured Property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to the purchaser at such sale; (B) to the fullest extent permitted by applicable law, Grantor will be entirely and irrevocably divested of all its right, title, interest, claim, and demand whatsoever, either at law or in equity, in and to the Secured Property sold, and such sale shall be a perpetual bar both at law and in equity against Grantor, and against any and all other

Exhibit 10.3
persons claiming the Secured Property sold or any part thereof, by, through, or under Grantor; (C) any and all recitals and other statements of fact made in any

Exhibit 10.3

instrument of conveyance evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any Event of Default, or as to Beneficiary having declared all of the Secured Indebtedness to be due and payable, or as to notice of time, place, and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (D) to the extent and under such circumstances as are permitted by law, Beneficiary (or any affiliates or designees thereof) may be a purchaser at any such sale and may bid credit against the Secured Indebtedness.
(iv)Right to Suspend, Postpone, Adjourn, or Cancel the Sale. Suspend bidding at any time and for any duration deemed appropriate by Trustee in Trustee’s sole and absolute discretion for purposes of requiring proof of a bidder’s financial ability and to confirm that the bidder can produce the funds for the cash bid, as long as the sale is completed within the statutorily prescribed timeframe.
(v)Delegation of Agent to Perform Ministerial Acts. Appoint or delegate any one or more persons as agent to perform any ministerial act or acts necessary or incidental to any sale held by Trustee, including the posting or filing of notices, but in the name and on the behalf of Trustee, its successor, or substitute. If Trustee or its successor, or substitute has given a notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the Secured Property under the notice of sale as if such notice of sale had been given by the successor or substitute trustee conducting the sale.
(vi)Sale in Parcels. Sell the Secured Property or any part thereof together or separately, in one sale or separate sales, in one parcel and as an entirety, or in such parcels, manner, or order as the Beneficiary in its sole discretion may elect, and one or more exercises of the rights and powers herein granted shall not extinguish or exhaust Beneficiary’s rights and powers unless the entirety of the Secured Property is sold or the Secured Indebtedness is paid in full.
(vii)Application of Foreclosure Sale Proceeds. Receive the proceeds of the sale and apply same as follows: (A) to the payment of all expenses of advertising, selling, and conveying the Secured Property or any part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys’ fees and expenses and the reasonable fees and expenses of Trustee; (B) to that portion, if any, of the Secured Indebtedness for which no party is personally liable for payment; (C) to the payment of all amounts other than the principal amount of the Secured Indebtedness and accrued unpaid interest thereon that may be due to Beneficiary under this Deed of Trust, including amounts due based on the breach or failure by any Obligor to meet any Nonpecuniary Obligations; (D) to the payment of all accrued but unpaid interest on the Secured Indebtedness; (E) to the matured portion of principal of the Secured Indebtedness; (F) to prepayment of the unmatured portion, if any, of the principal in inverse order of maturity; (G) to the lender of any inferior liens covering the Secured Property, if any, in order of the priority of such inferior liens (to allocate priority, Trustee and Beneficiary may rely on a commitment for title insurance); and (H) to Grantor.

Exhibit 10.3

Exhibit 10.3

(e)Other Rights. Exercise any and all rights, remedies, and powers accruing to a secured party under this Deed of Trust, the other Loan Documents, the UCC, any other applicable law, or available in equity.
Section 6.02 Receiver. In any action to foreclose this Deed of Trust, or upon the occurrence and during the continuance of an Event of Default, Beneficiary will have the right, without: (a) notice to Grantor or any other party; (b) a showing of insolvency of Grantor; (c) a showing of waste, imminent harm, fraud, or mismanagement with respect to the loan or the Secured Property; (d) regard to the sufficiency of the security for the repayment of the Secured Indebtedness; or (e) the necessity of filing any proceeding other than a proceeding for appointment of a receiver, to apply for the appointment of a receiver, trustee, liquidator, or conservator (a “Receiver”) of the Rents and profits or of the Secured Property or both, and shall be entitled to the appointment of such Receiver as a matter of right, without consideration of the value of the Secured Property as security for the amounts due Beneficiary, or the solvency of any person or entity liable for the payment of such amounts. Grantor hereby consents to such appointment and waives notice of any application therefor (except as may be required by applicable law).
Section 6.03 Beneficiary’s Right to Sue. Beneficiary shall have the right from time to time to sue for any sums, whether interest, principal, or any installment of either or both, taxes, penalties, or any other sums required to be paid under the terms of this Deed of Trust, without regard to whether or not all of the Secured Indebtedness shall be due on demand and without prejudice to the right of Beneficiary thereafter to enforce any appropriate remedy against Grantor, including an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.
Section 6.04 No Obligation to Marshal Assets. In exercising its rights and remedies hereunder, Beneficiary shall have no obligation whatsoever to marshal assets, or to realize upon all of the Secured Property. Beneficiary shall have the right to realize upon all or any part of the Secured Property from time to time as Beneficiary deems appropriate. Grantor hereby waives any right to have any of the Secured Property marshaled in connection with any sale or other exercise of Beneficiary’s rights, remedies, and powers hereunder.
Section 6.05 Remedies Cumulative. The rights, powers, and remedies of Beneficiary granted and arising under this Deed of Trust and the other Loan Documents are separate, distinct, and cumulative of other rights, powers, and remedies granted herein or therein and all other rights, powers, and remedies that Beneficiary may have at law or in equity, none of which are to the exclusion of the others and all of which are cumulative to the rights, powers, and remedies provided at law for the collection of indebtedness, enforcement of rights under deeds of trust, and preservation of security. No act of Beneficiary shall be construed as an election to proceed under any one provision herein or under the Note, this Deed of Trust, or any other Loan Document to the exclusion of any other provision, or an election of remedies to the bar of any other remedy allowed at law or in equity, anything herein or otherwise to the contrary notwithstanding.
Section 6.06 Discontinuance of Proceedings. If Beneficiary commences the enforcement of any right, power, or remedy, whether afforded under this Deed of Trust or otherwise, and including without limitation foreclosure or entry upon the Secured Property, and such enforcement is then discontinued or abandoned for any reason, or is determined adversely to

Exhibit 10.3

Exhibit 10.3

Beneficiary, then and in every such case Grantor and Beneficiary shall be restored to their former positions and rights hereunder, without waiver of any Event of Default and without novation, and all rights, powers, and remedies of Beneficiary shall continue as if no such enforcement had been commenced.
Section 6.07 Expenses. Grantor shall reimburse Beneficiary within thirty (30) days after demand for all reasonable documented out-of-pocket costs, fees, and expenses (including reasonable expenses and fees of its outside counsel) incurred by Beneficiary in connection with the enforcement of Beneficiary’s rights, powers, or remedies hereunder, all of which sums are part of the Secured Indebtedness and are secured by this Deed of Trust.
Section 6.08 Grantor as Tenant at Sufferance. If Grantor or its successors, assigns, or tenants remain in possession of the Secured Property after the Secured Property is sold or transferred as provided above or after Beneficiary otherwise becomes entitled to possession of the Secured Property, then Grantor and its successors, assigns, and tenants shall become tenants at sufferance of Beneficiary or the purchaser of the Secured Property and shall either: (a) pay a reasonable rental for the use of the Secured Property after the date of such sale or transfer of possession; or (b) vacate the Secured Property immediately upon the demand of Beneficiary or such purchaser. If Grantor or its successors, assigns, or tenants fail to vacate the Secured Property as required under this paragraph, then Grantor and its successors, assigns, and tenants may be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over.
Section 6.09 Grantor’s Waivers. To the fullest extent permitted by law, Grantor, for itself and its successors and assigns, and for any and all persons ever claiming any interest in the Secured Property, except as otherwise provided herein or in the other Loan Documents, hereby:
(a)Waives and renounces all right of homestead exemption in the Secured Property and any other right to designate all or any portion of the Secured Property as exempt from forced sale under any provision of the Constitution or the laws of the United States, the State of Texas, or any other state in the United States.
(b)Acknowledges the right to accelerate the Secured Indebtedness and the power given to Beneficiary to sell the Secured Property by foreclosure without any notice other than such notice (if any) as is specifically required to be given hereunder or under applicable law in connection with the enforcement of the Secured Indebtedness or the taking of any action to collect sums owing under the Loan Documents.
(c)Waives the benefit of all laws now or subsequently in effect providing for: (i) any appraisement before sale of any portion of the Secured Property; (ii) any extension of the time for the enforcement of the collection of the Secured Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt; and (iii) exemption of the Secured Property from attachment, levy, or sale under execution or exemption from civil process.
(d)Agrees not at any time to insist upon, plead, claim, or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension, or redemption, or requiring foreclosure of this Deed of Trust before exercising any other remedy granted hereunder.

Exhibit 10.3

Exhibit 10.3

Section 6.10 Right to Cure Violations. If Grantor or Beneficiary receives notice of a current or pending violation of any applicable law, rule, regulation, ordinance, code, requirements, covenants, conditions, restrictions, orders, licenses, permits, or approvals related to the maintenance, repair, replacement, nuisance, or other condition of the Secured Property or any Improvements or tangible property thereon (a “Compliance Notice”) and an Event of Default has occurred and is continuing, then Beneficiary and any person authorized by Beneficiary shall have the right, but not the obligation, to enter upon the Secured Property at any reasonable time to repair, alter, replace, clean up, or perform any necessary or appropriate work or maintenance activities that, in Beneficiary’s sole discretion, are necessary or advisable to comply with the requirements of the Compliance Notice and cure the alleged, possible, or pending violation. Beneficiary shall have the right to remove any tangible property, motor vehicles, rubbish, stored materials, debris, refuse, trash, or other items on the Secured Property and to dispose of the same as Beneficiary may determine in its sole discretion without being deemed guilty of trespass or theft of such items.
ARTICLE VII MISCELLANEOUS
Section 7.01 Amendments, Extensions, and Modifications. No amendment, supplement, or other modification of this Deed of Trust shall be effective unless it is in writing and executed by Grantor and Beneficiary.
Section 7.02 Counterparts; Entire Agreement. This Deed of Trust and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single contract. This Deed of Trust and the other Loan Documents constitute the entire agreement between Grantor and Beneficiary with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Deed of Trust and the Loan Documents or any amendment, modification, or supplement thereto by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Deed of Trust and the Loan Documents.
Section 7.03 Successors and Assigns. Grantor may not assign or transfer this Deed of Trust or any of its rights hereunder without the prior written consent of Beneficiary. This Deed of Trust shall inure to the benefit of and be binding upon the parties hereto and their permitted assigns. The terms “Grantor” and “Beneficiary” shall include the legal representatives, heirs, executors, administrators, successors, and assigns of the parties hereto, and all those holding under either of them.
Section 7.04 No Merger. In the event that Beneficiary’s interest under this Deed of Trust and title to the Secured Property or any estate therein shall become vested in the same person or entity, this Deed of Trust shall not merge in such title but shall continue as a valid lien on the Secured Property for the amount secured hereby, unless expressly provided otherwise in a writing executed by the person in whom such interests, title, and estate are vested.

Exhibit 10.3
Section 7.05 Relationship of Parties. The relationship of Beneficiary to Grantor is that of a creditor or a lender to an obligor (inclusive of a person obligated on a supporting obligation) or a debtor; and in furtherance thereof and in explanation thereof, Beneficiary has no fiduciary, trust,

Exhibit 10.3

advisor, business consultant, guardian, representative, partnership, joint venture, or other similar relationship to or with Grantor and no such relationship shall be drawn or implied from this Deed of Trust or any of Beneficiary’s actions or inactions hereunder or with respect hereto or from any prior relationship between the parties. Beneficiary has no obligation to Grantor or any other person relative to administration of the Secured Indebtedness or the Secured Property, or any part or parts thereof.
Section 7.06 Commercial Transaction. The interest of Beneficiary under this Deed of Trust and the liability and obligation of Grantor for the payment and performance of the Secured Obligations arise from a commercial transaction.
Section 7.07 Joint and Several Liability. If more than one party executes this Deed of Trust as a grantor, the term “Grantor” means all parties signing, and each of them, and each agreement, Nonpecuniary Obligation, and Secured Indebtedness of Grantor shall be and mean the several as well as joint undertaking of each of them.
Section 7.08 Headings. The headings of the various articles, sections, and subsections in this Deed of Trust are for reference only and shall not define, expand, or limit any of the terms or provision hereof.
Section 7.09 Severability. If any term or provision of this Deed of Trust is found to be invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Deed of Trust or invalidate or render unenforceable such term or provision in any other jurisdiction.
Section 7.10 Governing Law. This Deed of Trust and any claim, controversy, dispute, or cause of action (whether in contract, equity, tort, or otherwise) based upon, arising out of, or relating to this Deed of Trust and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of law.
Section 7.12 Submission to Jurisdiction. Subject to Section 9.2 of the Note, each party hereto hereby irrevocably and unconditionally: (i) agrees that any legal action, suit, or proceeding arising out of or relating to this Deed of Trust shall be brought in the state or federal courts of the State of New York; and (ii) submits to the jurisdiction of any such court in any such action, suit, or proceeding.
Section 7.13 Waiver of Venue. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Deed of Trust or the Secured Obligations in any court referred to in Section 7.12 and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
Section 7.14 Notices. Unless specifically stated otherwise in this Deed of Trust, all notices, requests, and communications required or permitted to be delivered hereunder shall be in writing and delivered to all persons at the addresses below, by one of the following methods:
(a)Hand delivery, whereby delivery is deemed to have occurred at the time of delivery.

Exhibit 10.3

(b)A nationally recognized overnight courier company, whereby delivery is deemed to have occurred the business day following deposit with the courier.
(c)Registered or certified United States mail, signature required and postage-prepaid, whereby delivery is deemed to have occurred on the third business day following deposit with the United States Postal Service.
(d)Electronic transmission (facsimile or e-mail) provided that the transmission is completed no later than 5:00 p.m. Central Standard Time on a business day and the original also is sent via overnight courier or United States mail, whereby delivery is deemed to have occurred at the end of the business day on which electronic transmission is completed.
To Grantor:    Name: Leoncito Plant, L.L.C. Address: c/o enCore Energy Corp.
101 N. Shoreline
Corpus Christi, Texas 78401 E-mail: pgoranson@encoreuranium.com Attn.: Paul Goranson
with a copy to:    Name:    Greg Zerzan, General Counsel and Chief Administrative Officer
E-mail: gzerzan@encoreuranium.com

To Beneficiary:    Name: David Frydenlund
Address: 225 Union Blvd., Suite 600
Lakewood, Colorado 80228 E-mail: dfrydenlund@energyfuels.com
with a copy to:    Name: James Guttman
Address: c/o Dorsey & Whitney, LLP TD Canada Trust Tower
Brookfield Place 161 Bay Street, Suite 4310 Toronto, ON M5J 2S1
Canada
E-mail: guttman.james@dorsey.com

To Trustee:    Name: Steven R. Smith

Exhibit 10.3
Address: c/o Dorsey & Whitney, LLP

200 Crescent Court, Suite 1600
Dallas, TX 75201
E-mail: smith.steve@dorsey.com
Any party may change its address for purposes of this Section 7.14 by giving written notice as provided in this Section 7.14.
All notices and demands delivered by a party’s attorney on a party’s behalf shall be deemed to have been delivered by said party. Notices shall be valid only if served in the manner provided in this Section 7.14.
Section 7.15 No Waiver; No Course of Dealing; No Invalidity. No failure to exercise and no delay in exercising on the part of Beneficiary any right, remedy, or power hereunder or rights, remedies, and powers otherwise provided by law or available in equity shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any Event of Default or if any subsequent Event of Default occurs, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. No action or inaction of Beneficiary under this Deed of Trust shall be deemed to constitute or establish a “course of performance or dealing” that would require Beneficiary to so act or refrain from acting in any particular manner at a later time under similar or dissimilar circumstances. Wherever possible, each provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid to the maximum extent allowed under applicable law.
Section 7.16 Release of Deed of Trust.
(a)Release on Satisfaction of Secured Obligations. If at any time during the period of this Deed of Trust the Secured Indebtedness has been paid and the Nonpecuniary Obligations have been performed in full, no indebtedness remains outstanding under the Loan Documents, and Beneficiary has no further obligation under the Loan Documents to make any additional advances to Grantor, then Beneficiary will, upon written request of Grantor, execute and deliver to Grantor a release, reconveyance, satisfaction, or cancellation (a “Release”) of this Deed of Trust and such other documentation (including without limitation UCC-3 termination statements) as may be reasonably necessary to effectuate the release and termination of Beneficiary’s liens and security interests on the Secured Property.
(b)Release on Sale or Transfer of the Secured Property. If the Secured Property or any portion thereof is sold or otherwise transferred in accordance with the provisions of the Note, then Beneficiary will, upon Grantor’s written request, execute and deliver to Grantor a Release of this Deed of Trust with respect to such portion of the Secured Property as is so sold or transferred and such other documentation (including without limitation UCC-3 termination statements) as may be reasonably necessary to effectuate the release and termination of Beneficiary’s liens and security interests on such portion of the Secured Property.

Exhibit 10.3
(c)Compliance with Applicable Laws. The foregoing provisions relating to the release, reconveyance, satisfaction, or cancellation of this Deed of Trust shall not be deemed or construed to supersede any obligation of Beneficiary to cause the release, reconveyance,

Exhibit 10.3

satisfaction, or cancellation of this Deed of Trust that may be addressed by applicable law of the State of Texas, and it is expressly declared to be the intention and agreement of Beneficiary to comply with the requirements of applicable law with respect to such obligation.
ARTICLE VIII TRUSTEE PROVISIONS
Section 8.01 Trustee’s Liability and Powers; Indemnification of Trustee. TRUSTEE WILL NOT BE LIABLE FOR ANY JUDGMENT ERROR OR ACT PERFORMED BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING FOR TRUSTEE’S OWN NEGLIGENCE AND/OR IN STRICT LIABILITY), EXCEPT FOR TRUSTEE’S GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT. Trustee will have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder that is believed by Trustee in good faith to be genuine. All monies received by Trustee shall, until used or applied as herein specified, be held in trust by Trustee for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee will be under no liability for interest on any moneys received by Trustee hereunder. GRANTOR SHALL REIMBURSE TRUSTEE FOR, INDEMNIFY, AND SAVE TRUSTEE HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) WHICH MAY BE INCURRED BY TRUSTEE IN THE PERFORMANCE OF TRUSTEE’S DUTIES UNDER THIS DEED OF TRUST (INCLUDING ANY LIABILITY AND EXPENSES RESULTING FROM TRUSTEE’S OWN NEGLIGENCE AND/OR STRICT
LIABILITY). The foregoing indemnity will not terminate upon release, foreclosure, or other termination of this Deed of Trust.
Section 8.02 Substitute Trustee. Beneficiary (or any agent, servicer, or special servicer acting on behalf of Beneficiary) may (without notice to Grantor) remove or replace Trustee, at any time, and/or from time to time, for any or no reason whatsoever, and Beneficiary (or any agent, servicer, or special servicer acting on behalf of Beneficiary) may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee or multiple successor trustees. Such appointment may be by instrument in writing, executed by any authorized agent or officer of Beneficiary, which need not be recorded to be effective, and all powers, rights, duties, and authority of Trustee, as set forth herein, shall thereupon become vested in such successor or successors. Such substitute trustee(s) shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Beneficiary. The procedure provided for in this Section 8.02 for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution by law or otherwise. If multiple successor trustees are appointed as permitted hereunder, each of them shall be empowered to act hereunder without the joinder of any other successor trustees.

Exhibit 10.3

ARTICLE IX
STATE-SPECIFIC PROVISIONS
Section 9.01 State-Specific Provisions Control. In the event of any conflict between the terms and provisions set forth in this Article IX and the other terms and provisions of this Deed of Trust, this Article IX shall control.
Section 9.03 No Oral Agreements. IN ACCORDANCE WITH SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, THE PARTIES ACKNOWLEDGE THAT THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Exhibit 10.3
IN WITNESS HEREOF, Grantor has executed this Deed of Trust on the dates set forth in the acknowledgment below to be effective as of the date first set forth above.
Leoncito Plant, L.L.C.
a Texas limited liability company

By:      Name:      Title:

STATE OF     §
§ COUNTY OF     §
This instrument was acknowledged before me on the      day of      by
    , the      of     , a
    , on behalf of said     , for the purposes and consideration therein stated.

Notary Public in and for the State of      [Seal]

Exhibit 10.3
EXHIBIT A LEGAL DESCRIPTION

Exhibit 10.3
EXHIBIT 6
FORM OF LEASEHOLD DEED OF TRUST
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP.

Exhibit 10.3
RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:
Dorsey & Whitney LLP
200 Crescent Court, Suite 1600
Dallas, TX 75201 Attention: Steven Smith

A.P.N.

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE

LEONCITO PROJECT, L.L.C.,
as trustor (Trustor) to
STEVEN R. SMITH,
as trustee (Trustee) for the benefit of
EFR WHITE CANYON CORP., as beneficiary (Beneficiary)

LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT, AND FIXTURE FILING

Exhibit 10.3
Dated:    As of [    ]         , 2022 Location:
County:    Brooks County

Exhibit 10.3
LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT, AND FIXTURE FILING

This Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement, and Fixture Filing (as amended, restated, supplemented, renewed, extended, or otherwise modified from time to time, this “Deed of Trust”), dated as of [ ] , 2022, is made by Leoncito Project, L.L.C., a Texas limited liability company, having an address at c/o enCore Energy Corp., 101
N. Shoreline, Corpus Christi, Texas 78401 (the “Grantor”) in favor of Steven R. Smith, an individual, c/o Dorsey & Whitney LLP, 200 Crescent Court, Suite 1600, Dallas, Texas 75201, (together with all substitute and successor trustee(s) under this Deed of Trust, the “Trustee”), for the benefit of EFR WHITE CANYON CORP., a Delaware corporation, having an address at c/o Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado 80228, Attn: David Frydenlund, (together with its successors and assigns, “Beneficiary”).
RECITALS
A.On [    ], 2022, [Grantor; enCore Energy US Corp., a Nevada corporation; [EFR Alta Mesa, LLC], a Texas limited liability company; Leoncito Restoration, L.L.C, a Texas limited liability company; and Leoncito Plant, L.L.C. a Texas limited liability company (collectively the “Borrowers”)], executed that certain Secured Convertible Promissory Note made payable to Beneficiary in the amount of $60,000,000 (as amended, restated, supplemented, renewed, extended, or otherwise modified from time to time, the “Note”);
B.The Grantor is the lessee under that certain Amended and Restated Uranium Solution Mining Lease by and between Mesteña Unproven, Ltd., Jones Ranch Minerals Unproven Ltd., Mesteña Proven, Ltd., and Jones Ranch Minerals Proven, Ltd. (as Lessors) and Grantor, and Grantor is Grantee under that certain Amended and Restated Uranium Testing Permit and Lease Option Agreement by and between Mesteña Unproven, Ltd., Jones Ranch Minerals Unproven, Ltd., and Mesteña Proven Ltd. (together as Grantor), and Grantor dated May 1, 2016, effective August 1, 2006 (collectively the “Ground Leases”)
C.It is a condition of the obligation of the Beneficiary to extend credit to the Borrower under the Note and the other Loan Documents (defined below) that Grantor execute and deliver this Deed of Trust for the benefit of Beneficiary;
D.Grantor will receive substantial benefit from the execution, delivery, and performance of the Note and the other Loan Documents and is, therefore, willing to grant this Deed of Trust; and
E.Grantor is the owner of certain fee surface and mineral interests in the Land (defined below) and Improvements (defined below).
AGREEMENT
NOW THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, and in order to secure the due and punctual payment and performance of all of the Secured Obligations (defined below) as and when the same become due and payable, Grantor represents, warrants, covenants, and agrees for the benefit of Beneficiary as follows:

Exhibit 10.3
ARTICLE I DEFINITIONS
For purposes of this Deed of Trust, the following terms have the following meanings. Capitalized terms used in this Deed of Trust without definition have the meanings ascribed to such terms in the Note.
“Assignment Exercise Notice” has the meaning set forth in Section 3.02. “Beneficiary” has the meaning set forth in the introductory paragraph. “Borrower” has the meaning set forth in the Recitals.
“Compliance Notice” has the meaning set forth in Section 6.10. “Debtor” has meaning set forth in Section 4.02.
“Deed of Trust” has the meaning set forth in the introductory paragraph. “Event of Default” has the meaning set forth in the Note.
“Excluded Property” has the meaning set forth in the Security Agreement. “Fixtures and Equipment” has the meaning set forth in Section 2.01(b). “Grantor” have the meaning set forth in the introductory paragraph. “Ground Leases” has the meaning set forth in the Recitals.
“Guaranty Agreement” means that certain Guaranty Agreement dated as of the date hereof by enCore Energy Corp., a British Columbia corporation, in favor of Beneficiary, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms.
“Improvements” has the meaning set forth in Section 2.01(b). “Land” has the meaning set forth in Section 2.01(a).
“Leases” has the meaning set forth in Section 2.01(e). “License” has the meaning set forth in Section 3.02.
“Loan Documents” means, collectively, this Deed of Trust, the Note, the Security Agreement, the Pledge Agreement, the Guaranty Agreement, any other mortgages and/or deeds of trusts executed by any Obligor and all other instruments and documents at any time executed by a Grantor or any Obligor relating to, evidencing, or setting out any of the terms of or security for the Secured Obligations, and the term.
“Loan Document” means any of the Loan Documents, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms.

Exhibit 10.3
“Nonpecuniary Obligations” has the meaning set forth in Section 2.02.

Exhibit 10.3

“Note” has the meaning set forth in the Recitals.
“Obligors” means collectively the Grantor, the other Borrowers and enCore Energy Corp., a British Columbia corporation, together with their respective successors and assigns and each an “Obligor”.
“Permitted Exceptions” means those matters set forth on Exhibit A attached hereto and incorporated herein by this reference.
“Personal Property” has the meaning set forth in Section 4.01.
“Pledge Agreement” means that certain Pledge Agreement dated as of the date hereof by and between enCore Energy US Corp., a Nevada corporation, as pledger, and Beneficiary, as Secured Party, granting a security interest in the Collateral (as defined therein) to Beneficiary, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms.
“Property Agreements” has the meaning set forth in Section 2.01(f). “Receiver” has the meaning set forth in Section 6.02.
“Release” has the meaning set forth in Section 7.16. “Rents” has the meaning set forth in Section 2.01(d).
“Secured Indebtedness” has the meaning set forth in Section 2.02. “Secured Party” has the meaning set forth in Section 4.02. “Secured Obligations” has the meaning set forth in Section 2.02. “Secured Property” has the meaning set forth in Section 2.01.
“Security Agreement” means that certain Security Agreement dated as of the date hereof by and among Obligors (other than enCore Energy US Corp., a Nevada corporation), as grantor, and Beneficiary, as secured party, granting a security interest in the Collateral (as defined therein) to Beneficiary, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms.
“Trustee” has the meaning set forth in the introductory paragraph. “UCC” has the meaning set forth in Section 2.01(b).
ARTICLE II
GRANT AND SECURED OBLIGATIONS
Section 2.01 Grant. In order to secure the due and punctual payment and performance of all of the Secured Obligations (defined below) as and when the same become due and payable or performable, whether at the stated due date, at the maturity date, by acceleration, or otherwise, Grantor does hereby grant, bargain, sell, assign, transfer, and convey, unto Trustee, its

Exhibit 10.3
successors, and assigns, with a power of sale and right of entry and possession as provided below, the

Exhibit 10.3

following described property now owned or held or hereafter acquired from time to time by Grantor, its successors, or assigns (collectively, the “Secured Property”); provided, however, that in no event shall the Secured Property include any Excluded Property:
(a)The Ground Leases, and all rights, title, estate and interest of Grantor in, to and under the Ground Leases;
(b)The leasehold interest and estate created by the Ground Leases in all those certain tracts or parcels of land in Brooks County, Texas, and being more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Land”) and all minerals, oil, gas, and other hydrocarbon substances, sand, gravel, and other materials that may be mined, produced, or extracted in, on, or under the surface of the Land (to the extent owned by Grantor), as well as all development rights, air rights, water, water rights, water stock, utility reservations, sanitary sewer, and other utility capacities relating to the Land;
(c)All buildings, structures, and other improvements of every kind and nature whatsoever now or hereafter situated on the Land (collectively, the “Improvements”), all apparatus, equipment, fittings, fixtures, machinery, materials, supplies, and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter affixed or attached to, installed in, or used in connection with the operation or maintenance of the Land or Improvements, including any fixtures as defined in the Uniform Commercial Code in effect in Texas and/or the jurisdiction where Grantor is located or organized (the “UCC”), and any appliances, storm doors and windows, lighting, plumbing, pipes, pumps, tanks, conduits, sprinkler and other fire prevention or suppression, refrigeration, incineration, escalator, elevator, loading, security, water, steam, gas, electrical, telephone, cable, internet, switchboards, storm and sanitary sewer, drainage, HVAC, boilers, waste removal, or other utility equipment or systems (collectively, the “Fixtures and Equipment”) and building, construction, development, and landscaping supplies and materials now or hereafter affixed to or located on or about the Land or the Improvements and all replacements, substitutions, and additions to the foregoing;
(d)All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, utility reservations and capacity rights, waters, water courses, water rights and powers, estates, rights, titles, interests, minerals, royalties, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way now or hereafter belonging, relating, or appertaining to the Land or the Improvements, or any part thereof and the reversions, remainders, rents, issues, and profits thereof, and all right to receive excess payments in any tax sale of the Land and the Improvements;
(e)Any and all rents, revenues, issues, profits, royalties, income, cash proceeds, security deposits, accounts, moneys, and other benefits that are now due or may hereafter become due by reason of the renting, leasing, bailment of all or any portion of the Land or the Improvements, or the use or occupancy thereof (collectively “Rents”);
(f)Subject to the rights of Grantor under this Deed of Trust, under the other Loan Documents, and under Chapter 64 of the Texas Property Code (and any amendments thereto or replacements thereof) all leases, subleases, sub-subleases, licenses, concessions, occupancy agreements, or other agreements (written or oral, now or at any time in effect and

Exhibit 10.3
every modification, amendment, or other agreement relating thereto, including every guarantee of the performance and observance of the covenants, conditions, and agreements to be performed

Exhibit 10.3

and observed by the other party thereto) other than the Ground Leases pursuant to which Grantor has granted a possessory interest in, or the right to use or occupy, all or any part of the Land and/or Improvements, together with all related security and other deposits (in each case, as amended, amended and restated, supplemented, renewed, extended, substituted, or otherwise modified from time to time, collectively, “Leases”);
(g)All other contracts and agreements in any way relating to, executed in connection with, or used in the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition, management, or ownership of the Land and/or Improvements or the sale of goods or services produced in or relating to the Land and/or Improvements (collectively, in each case as amended, amended and restated, supplemented, renewed, extended, substituted, or otherwise modified from time to time, the “Property Agreements”) including: (i) all construction contracts, architects’ agreements, engineers’ contracts, utility contracts, letters of credit, escrow agreements, maintenance agreements, management, leasing, and related agreements, parking agreements, equipment leases, service contracts, operating leases, catering and restaurant leases and agreements, franchise agreements, agreements for the sale, lease, or exchange of goods or other property, agreements for the performance of services, permits, variances, licenses, certificates and entitlements; (ii) all material agreements and instruments under which Grantor or any of its affiliates or the seller of the Land and/or Improvements have remaining rights or obligations in respect of Grantor’s acquisition of the Land and/or Improvements or equity interests therein; (iii) business licenses, variances, entitlements, certificates, state health department licenses, liquor licenses, food service licenses, certificates of need, and all other permits, licenses, and rights obtained from any governmental authority or private person; (iv) all rights of Grantor to receive monies due and to become due under or pursuant to the Property Agreements; (v) all claims of Grantor for damages arising out of or for breach of or default under the Property Agreements; and (vi) all rights of Grantor to terminate, amend, supplement, modify, or waive performance under the Property Agreements, to compel performance and otherwise to exercise all remedies thereunder, and, with respect to Property Agreements that are letters of credit, to make any draws thereon;
(h)All insurance or other settlement proceeds (or any unearned premiums therefor) relating to or arising out of the foregoing, all proceeds of a sale of all or any portion of the foregoing, and all causes of action, claims, compensation, awards, damages, proceeds, payments, relief, or recoveries, including interest thereon, as a result of any casualty or condemnation event of all or any part of the Land and/or Improvements or for any damage or injury to it or for any loss or diminution in value of the Land and/or Improvements (collectively, the “Proceeds”); and
(i)To the extent not included in the foregoing, all cash and non-cash proceeds, products, offspring, rents, revenues, issues, profits, royalties, income, benefits, additions, renewals, extensions, substitutions, replacements, and accessions of and to any and all of the foregoing.
TO HAVE AND TO HOLD the Secured Property and the rights, remedies, and privileges hereby granted and conveyed unto Trustee, its successors, and assigns, forever, in trust, and Grantor does hereby bind Grantor, its successors, and assigns, to warrant and forever defend the Secured Property unto Trustee, its successors, and assigns, forever, against the claim or claims of all persons whomsoever claiming or to claim the same, or any part thereof.

Exhibit 10.3

Exhibit 10.3

Section 2.02 Secured Obligations. This Deed of Trust is made and intended to secure the due and punctual payment and performance of the following obligations, indebtedness, and liabilities:
(a) the Note, providing, in part, that if certain defaults occur, the unpaid principal amount thereof and all accrued unpaid interest may be declared due and payable, at the holder’s option, prior to the stated maturity thereof, and providing further for the payment of reasonable attorney’s fees and other expenses of collection, subject to the terms and conditions of the Loan Documents; (b) any funds subsequently advanced by any Lender to or for the benefit of any Obligor, or as contemplated by any Loan Document and all other indebtedness or monetary obligations, of whatever kind or character, owing or which may hereafter become owing by any Obligor to any Lender pursuant to the Loan Documents, whether such indebtedness is direct or indirect, primary or secondary, fixed or contingent, or arises out of or is evidenced by note, deed of trust, endorsement, surety agreement, letter of credit, reimbursement agreement, guaranty, or otherwise, it being contemplated that any Obligor may hereafter become indebted to the Beneficiary in further sum or sums; and (c) the obligations of any party (other than Beneficiary) from time to time arising under the Loan Documents, all other agreements, duties, indebtedness, obligations and liabilities of any kind of any Obligor and any other party (other than Beneficiary) under, out of, or in connection with the other Loan Documents or any other document made, delivered or given in connection with any of the foregoing, in each case, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several(all of the aforesaid, the “Secured Indebtedness”). The Secured Indebtedness shall be payable in accordance with the Note; and, unless otherwise provided herein or in the instruments evidencing the Secured Indebtedness, shall bear interest as provided therein. In addition, any and all reasonable attorney’s fees and expenses of collection payable under the terms of the Loan Documents shall be and constitute a part of the Secured Indebtedness secured hereby. This Deed of Trust shall also secure all renewals, rearrangements, extensions, and increases of any of the Secured Indebtedness; and (c) any and all obligations of any Obligor under the Loan Documents that are not related to timely making the required payments on the Secured Indebtedness (the “Nonpecuniary Obligations”). The Secured Indebtedness and the Nonpecuniary Obligations are collectively referred to herein as the “Secured Obligations.”
ARTICLE III ASSIGNMENT OF LEASES AND RENTS
Section 3.01 Assignment of Leases and Rents.
(a)As additional collateral security for the payment of the Secured Indebtedness and the performance of the Nonpecuniary Obligations, Grantor grants, assigns, and transfers to Beneficiary and its successors and assigns a security interest in all of Grantor’s right, title, and interest in, to, and under the Leases and Rents, whether now owned or subsequently acquired by Grantor and the right to receive, collect, and possess all Rents.
(b)Such grant, assignment, and transfer shall not be construed to: (i) bind Beneficiary to the performance of any of the covenants, conditions, or provisions contained in any of the Leases

Exhibit 10.3
or otherwise impose any obligation on Beneficiary; or (ii) create or operate to impose any obligation upon Beneficiary for: (A) the control, care, maintenance, management, or repair of

Exhibit 10.3

the Secured Property; (B) any dangerous or defective condition of the Secured Property, including, without limitation, the presence of any environmental contamination or condition;
(C) any waste committed on the Secured Property by any person; and/or (D) any negligence in the management, upkeep, repair, or control of the Secured Property.
(c)Beneficiary may exercise its rights relating to the Rents, in Beneficiary’s sole discretion and without prejudice to any particular remedy, as provided herein or as otherwise allowed by applicable law, including without limitation, Title 5, Chapter 64 of the Texas Property Code, the Texas Assignment of Rents Act (TARA) (as amended), and any replacement statute relating to the assignment of rents.
Section 3.02 Revocable License.
In addition to the security interest granted in Article IV hereof, Grantor GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, and CONVEYS unto Beneficiary the Leases and Rents TO HAVE AND TO HOLD forever. Until delivery of a notice (an “Assignment Exercise Notice”) of an exercise of the assignment of Leases and Rents following an Event of Default, Beneficiary grants to Grantor a revocable license (the “License”) to collect and receive the Rents and administer the Leases. Under the License, Grantor will have the right to receive rents and to use the rents collected in any manner consistent with the Loan Documents.
Each tenant under the Leases shall pay Rents directly to Grantor under the License; provided, however, during the continuance of an Event of Default and after delivery of an Assignment Exercise Notice, the License will automatically be revoked and Beneficiary will immediately be entitled to possession of the Rents.
Upon delivery of an Assignment Exercise Notice, each tenant under the Leases is authorized and directed to pay directly to Beneficiary all Rents thereafter accruing and the receipt of Rents by Beneficiary will be a release of such tenant to the extent of all amounts so paid. The receipt by a tenant of an Assignment Exercise Notice will be sufficient and irrevocable authorization for such tenant to make all future payments of Rents directly to Beneficiary and each such tenant will be entitled to rely on such Assignment Exercise Notice. Beneficiary will apply all Rents actually collected by Beneficiary: (w) first, to the payment of costs and expenses related to the collection of Rents, the taking and retaining possession of the Secured Property and placing it in a rentable condition, operating expenses relating to the Secured Property and complying with the terms of the Leases, (x) second, to any unpaid interest due on the Secured Indebtedness, the principal balance of the Secured Indebtedness (whether or not due and payable), and any expenses owed by the Grantor to Beneficiary under the Loan Documents; (y) third, to such persons or entities as payments that may be required by applicable laws; and (z) fourth, to the applicable Grantor.
Section 3.03 Certain Rights of Beneficiary.
(a)The Assignment Exercise Notice is intended solely for the benefit of each tenant and will not inure to the benefit of Grantor. It shall not be necessary for Beneficiary to institute legal proceedings of any kind whatsoever to enforce the provisions of such assignment. Without impairing its rights hereunder, Beneficiary may, at its option, at any time and from time to time, release to Grantor Rents received by Beneficiary or any part thereof. Grantor will not, under any circumstances, receive credit for the value or present value of the Rents, but only

Exhibit 10.3
for the actual amount of Rents as and when received by Beneficiary and applied to the Secured Indebtedness.

Exhibit 10.3

(b)Neither the acceptance by Beneficiary of this Deed of Trust nor the exercise of any rights concerning the Rents will: (i) deem Beneficiary to be a “mortgagee in possession;” or (ii) obligate Beneficiary to: (A) appear in or defend any action or proceeding relating to the Leases, Rents, or the Secured Property; (B) take any action hereunder; (C) expend any money or incur any expenses or perform or discharge any obligation, duty, or liability with respect to any Lease; (D) assume any obligation or responsibility for any tenant deposits which are not physically delivered to Beneficiary; or (E) assume any obligation or responsibility for any injury or damage to person or property sustained in or about the Secured Property, except to the extent caused by the act or omission of the Beneficiary.
(c)Notwithstanding anything to the contrary contained herein, Beneficiary is entitled to all the rights and remedies of an assignee as set forth in the TARA under Chapter 64 of the Texas Property Code. This Deed of Trust shall constitute and serve as a security instrument under the TARA. Beneficiary shall have the ability to exercise its rights related to the Leases and Rents, in Beneficiary’s sole discretion and without prejudice to any other remedy available, as provided in this Deed of Trust or as otherwise allowed by applicable law, including, without limitation, the TARA.
ARTICLE IV
SECURITY AGREEMENT AND FIXTURE FILING
Section 4.01 Security Agreement. This Deed of Trust shall also constitute a security agreement and fixture filing within the meaning of the UCC with respect to all of Grantor’s present and future estate, right, title, and interest in, to, and under the Fixtures and Equipment and any portion of the Secured Property that is not real property (the “Personal Property”). Grantor hereby grants to Beneficiary a security interest in and to the Personal Property and the Fixtures and Equipment and every component thereof, and transfers and assigns to Beneficiary all of Grantor’s present and future estate, right, title, and interest in, to, and under the Personal Property and the Fixtures and Equipment and every component thereof, to secure the due and punctual payment and performance of all of the Secured Obligations as and when the same become due and payable, whether at the stated maturity date, by acceleration, or otherwise. With respect to the Fixtures and Equipment, upon the occurrence and during the continuance of an Event of Default, Beneficiary shall also have the right: (a) to proceed against the Fixtures and Equipment in accordance with Beneficiary’s rights and remedies with respect to the Land, in which event the provisions of the UCC shall not govern the default and Beneficiary’s remedies; or (b) to proceed against the Fixtures and Equipment separately from the Land in accordance with the UCC. If Beneficiary elects to proceed under the UCC, then thirty (30) days’ notice of sale of the Personal Property and/or the Fixtures and Equipment shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling, and the like incurred by Beneficiary shall include, but not be limited to, reasonable attorneys’ fees and expenses. Grantor authorizes Beneficiary to file financing and continuation statements under the UCC in such filing offices as may be necessary, advisable, or required by law in order to create, establish, perfect, preserve, and protect the security interest hereunder.
Section 4.02 Fixture Filing. To the extent permitted under applicable law, the filing or recording of this Deed of Trust is intended to and will constitute a fixture filing with respect to the portions of the Secured Property that are or are to become Fixtures and Equipment. For

Exhibit 10.3
purposes of the UCC, the “Secured Party” is Beneficiary and the “Debtor” is Grantor. The name, type of

Exhibit 10.3

organization, jurisdiction of organization, and mailing addresses of Secured Party and of each Debtor are set out in the preamble to this Deed of Trust. The land to which the Fixtures and Equipment are related is the Land, and Debtor is the record owner of the Land.
Section 4.03 Other Security Agreement; Harmonization of Conflicts. If any Obligor has executed and delivered to Beneficiary one or more separate security agreements in connection with the Secured Obligations, such security agreements and the security interests created thereby are in addition to and not in substitution of this Deed of Trust and the liens and security interests created hereby, and this Deed of Trust shall be in addition to and not in substitution of such security agreements and security interests. In all cases, this Deed of Trust and the aforesaid security agreements shall be applied and enforced in harmony with and in conjunction with each other to the end that Beneficiary realizes fully upon its rights and remedies in each and the liens and security interests created by each. If conflicts exist among this Deed of Trust and such other security agreements, Beneficiary may elect which of such instruments govern with respect to each category of Secured Property encumbered hereby and thereby.
ARTICLE V
GRANTOR’S REPRESENTATIONS, WARRANTIES, AND COVENANTS
Section 5.01 Grantor’s Covenants.
(a)Without Beneficiary’s prior written consent, which may be withheld in Beneficiary’s sole discretion, Grantor shall not grant, bargain, sell, assign, transfer, convey, lease, let, mortgage, pledge, encumber, create, or permit a lien on or security interest in, or otherwise hypothecate all or any part of the Secured Property except for: (i) the Permitted Exceptions; and (ii) other liens, encumbrances, and transfers expressly permitted under the Note or other Loan Documents.
(b)Grantor shall forever warrant and defend the title to the Secured Property unto Beneficiary against the claims of all persons claiming by, through or under Grantor.
(c)Grantor shall pay to Beneficiary the Secured Indebtedness with interest thereon as and when the same becomes due and payable in accordance with the terms thereof and shall perform and comply with all of the Nonpecuniary Obligations and the covenants and provisions of the Note.
(d)Grantor represents and warrants that it has full right and authority to make the conveyance and grant the security interests pursuant to the Loan Documents.
Section 5.02 Covenants Regarding Ground Leases.
(a)Grantor shall at all times fully perform and comply with all the agreements, covenants, terms and conditions imposed upon the Grantor under the Ground Leases, and if Grantor shall fail so to do, Beneficiary may (but shall not be obligated to) take any action Beneficiary deems necessary or desirable to prevent or cure any default thereunder including, without limitation, performance of any of the Grantor’s covenants or obligations under the Ground Leases; provided, however, to the extent that an Event of Default is not continuing, Beneficiary shall allow Grantor an opportunity to cure any such breach under the applicable

Exhibit 10.3
Ground Lease by providing to Grantor not less than 5 Business Days’ prior notice of Beneficiary’s intent to exercise any action pursuant to this Section 5.02(a) and, to the extent Grantor has failed to cure

Exhibit 10.3

any such breach within such 5 Business Day period in Beneficiary’s reasonable determination, Beneficiary shall have the right (and not the obligation) to take any action Beneficiary deems necessary or desirable to prevent or cure any such default. Upon Beneficiary’s request, Grantor will submit satisfactory evidence of payment of all of its monetary obligations under the Ground Leases (including but not limited to rents, taxes, assessments, insurance premiums and operating expenses).
(b)Upon receipt by Beneficiary from the Landlord under the applicable Ground Lease of any written notice of default by Grantor, Beneficiary may rely thereon and take such action as aforesaid to cure such default even though the existence of such default or the nature thereof be questioned or denied by Grantor. Beneficiary may pay and expend such sums of money as Beneficiary in its sole discretion deems necessary for any such purpose, and Grantor hereby agrees to pay to Beneficiary, immediately and without demand, all such sums so paid and expended by Beneficiary, together with interest thereon from the date of each such payment at the Default Rate (as defined in the Note). All sums so paid and expended by Beneficiary, and the interest thereon, shall be added to and be secured by the lien of this Deed of Trust.
(c)Grantor shall not surrender its leasehold estate and its interest created under the Ground Leases, nor terminate or cancel any of the Ground Leases.
(d)So long as any of the Secured Obligations remain unpaid or unperformed, the fee title to and the leasehold estate in the Land subject to the Ground Leases shall not merge but shall always be kept separate and distinct notwithstanding the union of such estates in the landlord under the applicable Ground Lease or Grantor, or in a third party, by purchase or otherwise. If Grantor acquires the fee title or any other estate, title or interest in the Land, or any part thereof by the exercise of any purchase option or right under the applicable Ground Leases or otherwise, the lien of this Deed of Trust shall attach to, cover and be a lien upon such acquired estate, title or interest and the same shall thereupon be and become a part of the Secured Property with the same force and effect as if specifically encumbered herein. Grantor agrees to execute all instruments and documents that Beneficiary may reasonably require to ratify, confirm and further evidence the lien of this Deed of Trust on the acquired estate, title or interest. Furthermore, Grantor hereby appoints Beneficiary as its true and lawful attorney-in- fact to execute and deliver, after the occurrence and during the continuation of an Event of Default, all such instruments and documents in the name and on behalf of Grantor. This power, being coupled with an interest, shall be irrevocable as long as any portion of the Secured Obligations remain unpaid or unsatisfied.
ARTICLE VI REMEDIES
Section 6.01 Remedies Following an Event of Default. Upon the occurrence and during the continuance of an Event of Default, in addition to any other rights, remedies, and powers that Beneficiary may have under the other Loan Documents or as provided by law, Beneficiary (either personally or by its agents, nominees, or attorneys) may immediately take such action as it deems advisable to protect and enforce the lien and security interest hereof and its rights hereunder, including without limitation the following actions, each of which may be pursued in

Exhibit 10.3
its own name or in the name of Grantor, concurrently or otherwise, at such time and in such manner as Beneficiary may determine in its sole discretion, without impairing or otherwise affecting the other rights, remedies, and powers of Beneficiary:

Exhibit 10.3

(a)Entry and Possession. (i) Enter upon and take possession of the Secured Property, with or without the appointment of a Receiver or an application therefor; (ii) dispossess and exclude Grantor and its agents and servants wholly therefrom by summary proceedings or otherwise;
(iii) take possession of all books, records, and accounts relating thereto; (iv) use, operate, manage, control, insure, maintain, repair, restore, improve, alter, and otherwise deal with all and every part of the Secured Property and conduct the business thereat; (v) make, cancel, enforce, or modify Leases and obtain and evict tenants; or (vi) demand, sue for, collect, and receive the Rents, incomes, issues, and profits of the Secured Property and apply the same, after payment of all charges and expenses (including reasonable attorneys’ fees and expenses), on account of the Secured Obligations.
(b)Payment of Sums. (i) Pay any sums in any form or manner deemed expedient by Beneficiary to protect the lien and security interest of this Deed of Trust or to cure any Event of Default other than payment of principal of or interest on the Secured Indebtedness; and (ii) make any payment hereby authorized to be made according to any bill, statement, or estimate furnished or procured from the appropriate public officer or the party claiming payment without inquiry into the accuracy or validity thereof, and the receipt of any such public officer or party in the hands of Beneficiary shall be conclusive evidence of the validity and amount of items so paid, in which event the amounts so paid, with interest thereon from the date of such payment shall be added to and become a part of the Secured Indebtedness and be immediately due and payable to Beneficiary. Beneficiary shall be subrogated to any encumbrance, lien, claim, or demand, and to all the rights and securities for the payment thereof, paid or discharged with the principal sum secured hereby or by Beneficiary under the provisions hereof, and any such subrogation rights shall be additional and cumulative security to this instrument.
(c)Acceleration. Declare the entire Secured Indebtedness immediately due, payable, and collectible, regardless of maturity, and in that event, the entire Secured Indebtedness shall become immediately due, payable, and collectible; and thereupon Beneficiary may institute proceedings to foreclose this Deed of Trust, either by judicial action or by the exercise of the statutory power of sale, or to enforce its provisions or any of the indebtedness or obligations secured by this Deed of Trust.
(d)Foreclosure.
(i)Judicial Foreclosure. Institute a judicial foreclosure action in a court of competent jurisdiction and proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys’ fees, and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Beneficiary is the purchaser of the Secured Property at the foreclosure sale, in lieu of paying cash, Beneficiary may make settlement for all or a portion of the purchase price by crediting the net sale proceeds (after deducting costs and expenses of enforcing the Secured Obligations including reasonable attorneys’ fees and expenses) against the Secured Indebtedness.
(ii)Foreclosure under a Power of Sale. By or through Trustee or otherwise, sell or offer for sale, in one or more sales, all or any part of the Secured Property, in such portions, order, and parcels as Beneficiary may determine, with or without having first

Exhibit 10.3
taken possession of same, to the highest bidder for cash (or credit on the Secured Indebtedness if Beneficiary or its affiliate or designee is the highest bidder) at public auction, by general warranty.

Exhibit 10.3

Such sale shall be made at the courthouse of the county in which the Secured Property (or any portion thereof to be sold) is located, on the first Tuesday of any month between the hours of 10:00 A.M. and 4:00 P.M., or on the first Wednesday of the month if the first Tuesday is January 1 or July 4, after giving legally adequate written notice of sale of that portion of the Secured Property to be sold, at least twenty-one (21) consecutive days prior to the date of said sale: (A) by posting at the courthouse of each county in which the Secured Property (or the portion thereof to be sold) is located, either on the courthouse door or in the location otherwise designated by the commissioner’s court of said county, a written notice of sale complying with the requirements of Section 51.002 of the Texas Property Code, as such statute may be amended or replaced as of the date of such notice;
(B) by filing in the office of the county clerk of each county in which the Secured Property (or the portion thereof to be sold) is located, a copy of the notice posted under subparagraph (A); and (C) by serving written notice of the sale on each debtor who, according to the records of Beneficiary, is obligated to pay the Note (and, in the event the proceeds of the foreclosure sale are to be applied to a portion of the Secured Indebtedness other than or in addition to amounts secured by the Note, then to each debtor who, according to the records of Beneficiary, is obligated to pay such portion of the Secured Indebtedness), such service to be complete and effective when the notice is deposited in the United States mail, postage prepaid, sent by certified mail, and addressed to the debtor at the debtor’s last known address as shown in the records of Beneficiary.
(iii)Compliance with Applicable Law. Accomplish the necessary notice and the sale in such manner as permitted or required by Title 5, Section 51.002 of the Texas Property Code relating to the sale of real property under contract lien and/or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said title and chapter now exist or may hereafter be amended or succeeded), or by any other present or subsequent laws or regulations relating to same. In instances where the Secured Property is located in states other than Texas, such sales shall be made in accordance with legal requirements for such state, including, to the extent relevant, the Uniform Commercial Code in effect for such state (also included in the defined term “UCC”). Nothing in this paragraph shall be construed to limit in any way Trustee’s right to sell the Secured Property by private sale if, and to the extent that, such private sale is permitted under the laws of the state where the Secured Property (or that portion thereof to be sold) is located, or by public or private sale after entry of a judgment by any court of competent jurisdiction ordering same. At any such sale: (A) whether made under the power of sale herein contained, the Texas Property Code, the UCC, any other legal requirement, by virtue of any judicial proceedings, or any other legal right, remedy, or recourse, it will not be necessary for Trustee to have physically present, or to have constructive possession of, the Secured Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Secured Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such Secured Property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to the purchaser at such sale; (B) to the fullest extent permitted by applicable law, Grantor will be entirely and irrevocably divested of all its right, title, interest, claim, and demand whatsoever, either at law or in equity, in and to the Secured Property sold, and such sale shall be a perpetual bar both at law and in equity against Grantor, and against any and all other

Exhibit 10.3
persons claiming the Secured Property sold or any part thereof, by, through, or under Grantor; (C) any and all recitals and other statements of fact made in any instrument of conveyance evidencing any foreclosure sale

Exhibit 10.3

hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any Event of Default, or as to Beneficiary having declared all of the Secured Indebtedness to be due and payable, or as to notice of time, place, and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (D) to the extent and under such circumstances as are permitted by law, Beneficiary (or any affiliates or designees thereof) may be a purchaser at any such sale and may bid credit against the Secured Indebtedness.
(iv)Right to Suspend, Postpone, Adjourn, or Cancel the Sale. Suspend bidding at any time and for any duration deemed appropriate by Trustee in Trustee’s sole and absolute discretion for purposes of requiring proof of a bidder’s financial ability and to confirm that the bidder can produce the funds for the cash bid, as long as the sale is completed within the statutorily prescribed timeframe.
(v)Delegation of Agent to Perform Ministerial Acts. Appoint or delegate any one or more persons as agent to perform any ministerial act or acts necessary or incidental to any sale held by Trustee, including the posting or filing of notices, but in the name and on the behalf of Trustee, its successor, or substitute. If Trustee or its successor, or substitute has given a notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the Secured Property under the notice of sale as if such notice of sale had been given by the successor or substitute trustee conducting the sale.
(vi)Sale in Parcels. Sell the Secured Property or any part thereof together or separately, in one sale or separate sales, in one parcel and as an entirety, or in such parcels, manner, or order as the Beneficiary in its sole discretion may elect, and one or more exercises of the rights and powers herein granted shall not extinguish or exhaust Beneficiary’s rights and powers unless the entirety of the Secured Property is sold or the Secured Indebtedness is paid in full.
(vii)Application of Foreclosure Sale Proceeds. Receive the proceeds of the sale and apply same as follows: (A) to the payment of all expenses of advertising, selling, and conveying the Secured Property or any part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys’ fees and expenses and the reasonable fees and expenses of Trustee; (B) to that portion, if any, of the Secured Indebtedness for which no party is personally liable for payment; (C) to the payment of all amounts other than the principal amount of the Secured Indebtedness and accrued unpaid interest thereon that may be due to Beneficiary under this Deed of Trust, including amounts due based on the breach or failure by any Obligor to meet any Nonpecuniary Obligations;
(D) to the payment of all accrued but unpaid interest on the Secured Indebtedness; (E) to the matured portion of principal of the Secured Indebtedness; (F) to prepayment of the unmatured portion, if any, of the principal in inverse order of maturity; (G) to the lender of any inferior liens covering the Secured Property, if any, in order of the priority of such inferior liens (to allocate priority, Trustee and Beneficiary may rely on a commitment for title insurance); and (H) to Grantor.

Exhibit 10.3

(e)Other Rights. Exercise any and all rights, remedies, and powers accruing to a secured party under this Deed of Trust, the other Loan Documents, the UCC, any other applicable law, or available in equity.
Section 6.02 Receiver. In any action to foreclose this Deed of Trust, or upon the occurrence and during the continuance of an Event of Default, Beneficiary will have the right, without: (a) notice to Grantor or any other party; (b) a showing of insolvency of Grantor; (c) a showing of waste, imminent harm, fraud, or mismanagement with respect to the loan or the Secured Property;
(d) regard to the sufficiency of the security for the repayment of the Secured Indebtedness; or (e) the necessity of filing any proceeding other than a proceeding for appointment of a receiver, to apply for the appointment of a receiver, trustee, liquidator, or conservator (a “Receiver”) of the Rents and profits or of the Secured Property or both, and shall be entitled to the appointment of such Receiver as a matter of right, without consideration of the value of the Secured Property as security for the amounts due Beneficiary, or the solvency of any person or entity liable for the payment of such amounts. Grantor hereby consents to such appointment and waives notice of any application therefor (except as may be required by applicable law).
Section 6.03 Beneficiary’s Right to Sue. Beneficiary shall have the right from time to time to sue for any sums, whether interest, principal, or any installment of either or both, taxes, penalties, or any other sums required to be paid under the terms of this Deed of Trust, without regard to whether or not all of the Secured Indebtedness shall be due on demand and without prejudice to the right of Beneficiary thereafter to enforce any appropriate remedy against Grantor, including an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.
Section 6.04 No Obligation to Marshal Assets. In exercising its rights and remedies hereunder, Beneficiary shall have no obligation whatsoever to marshal assets, or to realize upon all of the Secured Property. Beneficiary shall have the right to realize upon all or any part of the Secured Property from time to time as Beneficiary deems appropriate. Grantor hereby waives any right to have any of the Secured Property marshaled in connection with any sale or other exercise of Beneficiary’s rights, remedies, and powers hereunder.
Section 6.05 Remedies Cumulative. The rights, powers, and remedies of Beneficiary granted and arising under this Deed of Trust and the other Loan Documents are separate, distinct, and cumulative of other rights, powers, and remedies granted herein or therein and all other rights, powers, and remedies that Beneficiary may have at law or in equity, none of which are to the exclusion of the others and all of which are cumulative to the rights, powers, and remedies provided at law for the collection of indebtedness, enforcement of rights under deeds of trust, and preservation of security. No act of Beneficiary shall be construed as an election to proceed under any one provision herein or under the Note, this Deed of Trust, or any other Loan Document to the exclusion of any other provision, or an election of remedies to the bar of any other remedy allowed at law or in equity, anything herein or otherwise to the contrary notwithstanding.
Section 6.06 Discontinuance of Proceedings. If Beneficiary commences the enforcement of any right, power, or remedy, whether afforded under this Deed of Trust or otherwise, and including without limitation foreclosure or entry upon the Secured Property, and such enforcement is then discontinued or abandoned for any reason, or is determined adversely to

Exhibit 10.3
Beneficiary, then and in every such case Grantor and Beneficiary shall be restored to their former positions and rights

Exhibit 10.3

hereunder, without waiver of any Event of Default and without novation, and all rights, powers, and remedies of Beneficiary shall continue as if no such enforcement had been commenced.
Section 6.07 Expenses. Grantor shall reimburse Beneficiary within thirty (30) days after demand for all reasonable documented out-of-pocket costs, fees, and expenses (including reasonable expenses and fees of its outside counsel) incurred by Beneficiary in connection with the enforcement of Beneficiary’s rights, powers, or remedies hereunder, all of which sums are part of the Secured Indebtedness and are secured by this Deed of Trust.
Section 6.08 Grantor as Tenant at Sufferance. If Grantor or its successors, assigns, or tenants remain in possession of the Secured Property after the Secured Property is sold or transferred as provided above or after Beneficiary otherwise becomes entitled to possession of the Secured Property, then Grantor and its successors, assigns, and tenants shall become tenants at sufferance of Beneficiary or the purchaser of the Secured Property and shall either: (a) pay a reasonable rental for the use of the Secured Property after the date of such sale or transfer of possession; or (b) vacate the Secured Property immediately upon the demand of Beneficiary or such purchaser. If Grantor or its successors, assigns, or tenants fail to vacate the Secured Property as required under this paragraph, then Grantor and its successors, assigns, and tenants may be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over.
Section 6.09 Grantor’s Waivers. To the fullest extent permitted by law, Grantor, for itself and its successors and assigns, and for any and all persons ever claiming any interest in the Secured Property, except as otherwise provided herein or in the other Loan Documents, hereby:
(a)Waives and renounces all right of homestead exemption in the Secured Property and any other right to designate all or any portion of the Secured Property as exempt from forced sale under any provision of the Constitution or the laws of the United States, the State of Texas, or any other state in the United States.
(b)Acknowledges the right to accelerate the Secured Indebtedness and the power given to Beneficiary to sell the Secured Property by foreclosure without any notice other than such notice (if any) as is specifically required to be given hereunder or under applicable law in connection with the enforcement of the Secured Indebtedness or the taking of any action to collect sums owing under the Loan Documents.
(c)Waives the benefit of all laws now or subsequently in effect providing for: (i) any appraisement before sale of any portion of the Secured Property; (ii) any extension of the time for the enforcement of the collection of the Secured Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt; and (iii) exemption of the Secured Property from attachment, levy, or sale under execution or exemption from civil process.
(d)Agrees not at any time to insist upon, plead, claim, or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension, or redemption, or requiring foreclosure of this Deed of Trust before exercising any other remedy granted hereunder.

Exhibit 10.3
Section 6.10 Right to Cure Violations. If Grantor or Beneficiary receives notice of a current or pending violation of any applicable law, rule, regulation, ordinance, code, requirements,

Exhibit 10.3

covenants, conditions, restrictions, orders, licenses, permits, or approvals related to the maintenance, repair, replacement, nuisance, or other condition of the Secured Property or any Improvements or tangible property thereon (a “Compliance Notice”) and an Event of Default has occurred and is continuing, then Beneficiary and any person authorized by Beneficiary shall have the right, but not the obligation, to enter upon the Secured Property at any reasonable time to repair, alter, replace, clean up, or perform any necessary or appropriate work or maintenance activities that, in Beneficiary’s sole discretion, are necessary or advisable to comply with the requirements of the Compliance Notice and cure the alleged, possible, or pending violation. Beneficiary shall have the right to remove any tangible property, motor vehicles, rubbish, stored materials, debris, refuse, trash, or other items on the Secured Property and to dispose of the same as Beneficiary may determine in its sole discretion without being deemed guilty of trespass or theft of such items.
ARTICLE VII MISCELLANEOUS
Section 7.01 Amendments, Extensions, and Modifications. No amendment, supplement, or other modification of this Deed of Trust shall be effective unless it is in writing and executed by Grantor and Beneficiary.
Section 7.02 Counterparts; Entire Agreement. This Deed of Trust and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single contract. This Deed of Trust and the other Loan Documents constitute the entire agreement between Grantor and Beneficiary with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Deed of Trust and the Loan Documents or any amendment, modification, or supplement thereto by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Deed of Trust and the Loan Documents.
Section 7.03 Successors and Assigns. Grantor may not assign or transfer this Deed of Trust or any of its rights hereunder without the prior written consent of Beneficiary. This Deed of Trust shall inure to the benefit of and be binding upon the parties hereto and their permitted assigns. The terms “Grantor” and “Beneficiary” shall include the legal representatives, heirs, executors, administrators, successors, and assigns of the parties hereto, and all those holding under either of them.
Section 7.04 No Merger. In the event that Beneficiary’s interest under this Deed of Trust and title to the Secured Property or any estate therein shall become vested in the same person or entity, this Deed of Trust shall not merge in such title but shall continue as a valid lien on the Secured Property for the amount secured hereby, unless expressly provided otherwise in a writing executed by the person in whom such interests, title, and estate are vested.
Section 7.05 Relationship of Parties. The relationship of Beneficiary to Grantor is that of a creditor or a lender to an obligor (inclusive of a person obligated on a supporting obligation) or a debtor; and in furtherance thereof and in explanation thereof, Beneficiary has no fiduciary, trust, advisor, business consultant, guardian, representative, partnership, joint venture, or other similar

Exhibit 10.3
relationship to or with Grantor and no such relationship shall be drawn or implied from this Deed of Trust or any of Beneficiary’s actions or inactions hereunder or with respect hereto or from any prior relationship between the parties. Beneficiary has no obligation to Grantor or any other person

Exhibit 10.3

relative to administration of the Secured Indebtedness or the Secured Property, or any part or parts thereof.
Section 7.06 Commercial Transaction. The interest of Beneficiary under this Deed of Trust and the liability and obligation of Grantor for the payment and performance of the Secured Obligations arise from a commercial transaction.
Section 7.07 Joint and Several Liability. If more than one party executes this Deed of Trust as a grantor, the term “Grantor” means all parties signing, and each of them, and each agreement, Nonpecuniary Obligation, and Secured Indebtedness of Grantor shall be and mean the several as well as joint undertaking of each of them.
Section 7.08 Headings. The headings of the various articles, sections, and subsections in this Deed of Trust are for reference only and shall not define, expand, or limit any of the terms or provision hereof.
Section 7.09 Severability. If any term or provision of this Deed of Trust is found to be invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Deed of Trust or invalidate or render unenforceable such term or provision in any other jurisdiction.
Section 7.10 Governing Law. This Deed of Trust and any claim, controversy, dispute, or cause of action (whether in contract, equity, tort, or otherwise) based upon, arising out of, or relating to this Deed of Trust and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of law.
Section 7.12 Submission to Jurisdiction. Subject to Section 9.2 of the Note, each party hereto hereby irrevocably and unconditionally: (i) agrees that any legal action, suit, or proceeding arising out of or relating to this Deed of Trust shall be brought in the state or federal courts of the State of New York; and (ii) submits to the jurisdiction of any such court in any such action, suit, or proceeding.
Section 7.13 Waiver of Venue. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Deed of Trust or the Secured Obligations in any court referred to in Section 7.12 and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
Section 7.14 Notices. Unless specifically stated otherwise in this Deed of Trust, all notices, requests, and communications required or permitted to be delivered hereunder shall be in writing and delivered to all persons at the addresses below, by one of the following methods:
(a)Hand delivery, whereby delivery is deemed to have occurred at the time of delivery.
(b)A nationally recognized overnight courier company, whereby delivery is deemed to have occurred the business day following deposit with the courier.

Exhibit 10.3

(c)Registered or certified United States mail, signature required and postage-prepaid, whereby delivery is deemed to have occurred on the third business day following deposit with the United States Postal Service.
(d)Electronic transmission (facsimile or e-mail) provided that the transmission is completed no later than 5:00 p.m. Central Standard Time on a business day and the original also is sent via overnight courier or United States mail, whereby delivery is deemed to have occurred at the end of the business day on which electronic transmission is completed.
To Grantor:    Name: Leoncito Project, L.L.C. Address: c/o enCore Energy Corp.
101 N. Shoreline
Corpus Christi, Texas 78401 E-mail: pgoranson@encoreuranium.com Attn.: Paul Goranson
with a copy to:    Name:    Greg Zerzan, General Counsel and Chief Administrative Officer
E-mail: gzerzan@encoreuranium.com

To Beneficiary:    Name: David Frydenlund
Address: 225 Union Blvd., Suite 600
Lakewood, Colorado 80228 E-mail: dfrydenlund@energyfuels.com
with a copy to:    Name: James Guttman
Address: c/o Dorsey & Whitney, LLP TD Canada Trust Tower
Brookfield Place 161 Bay Street, Suite 4310 Toronto, ON M5J 2S1
Canada
E-mail: guttman.james@dorsey.com

To Trustee:    Name: Steven R. Smith
Address: c/o Dorsey & Whitney, LLP 200 Crescent Court, Suite 1600
Dallas, TX 75201

Exhibit 10.3

E-mail: smith.steve@dorsey.com
Any party may change its address for purposes of this Section 7.14 by giving written notice as provided in this Section 7.14.
All notices and demands delivered by a party’s attorney on a party’s behalf shall be deemed to have been delivered by said party. Notices shall be valid only if served in the manner provided in this Section 7.14.
Section 7.15 No Waiver; No Course of Dealing; No Invalidity. No failure to exercise and no delay in exercising on the part of Beneficiary any right, remedy, or power hereunder or rights, remedies, and powers otherwise provided by law or available in equity shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any Event of Default or if any subsequent Event of Default occurs, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. No action or inaction of Beneficiary under this Deed of Trust shall be deemed to constitute or establish a “course of performance or dealing” that would require Beneficiary to so act or refrain from acting in any particular manner at a later time under similar or dissimilar circumstances. Wherever possible, each provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid to the maximum extent allowed under applicable law.
Section 7.16 Release of Deed of Trust.
(a)Release on Satisfaction of Secured Obligations. If at any time during the period of this Deed of Trust the Secured Indebtedness has been paid and the Nonpecuniary Obligations have been performed in full, no indebtedness remains outstanding under the Loan Documents, and Beneficiary has no further obligation under the Loan Documents to make any additional advances to Grantor, then Beneficiary will, upon written request of Grantor, execute and deliver to Grantor a release, reconveyance, satisfaction, or cancellation (a “Release”) of this Deed of Trust and such other documentation (including without limitation UCC-3 termination statements) as may be reasonably necessary to effectuate the release and termination of Beneficiary’s liens and security interests on the Secured Property.
(b)Release on Sale or Transfer of the Secured Property. If the Secured Property or any portion thereof is sold or otherwise transferred in accordance with the provisions of the Note, then Beneficiary will, upon Grantor’s written request, execute and deliver to Grantor a Release of this Deed of Trust with respect to such portion of the Secured Property as is so sold or transferred and such other documentation (including without limitation UCC-3 termination statements) as may be reasonably necessary to effectuate the release and termination of Beneficiary’s liens and security interests on such portion of the Secured Property.
(c)Compliance with Applicable Laws. The foregoing provisions relating to the release, reconveyance, satisfaction, or cancellation of this Deed of Trust shall not be deemed or construed to supersede any obligation of Beneficiary to cause the release, reconveyance, satisfaction, or cancellation of this Deed of Trust that may be addressed by applicable law of

Exhibit 10.3
the State of Texas, and it is expressly declared to be the intention and agreement of Beneficiary to comply with the requirements of applicable law with respect to such obligation.
ARTICLE VIII

Exhibit 10.3

TRUSTEE PROVISIONS
Section 8.01 Trustee’s Liability and Powers; Indemnification of Trustee. TRUSTEE WILL NOT BE LIABLE FOR ANY JUDGMENT ERROR OR ACT PERFORMED BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING FOR TRUSTEE’S OWN NEGLIGENCE AND/OR IN STRICT LIABILITY), EXCEPT FOR TRUSTEE’S GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT. Trustee will have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder that is believed by Trustee in good faith to be genuine. All monies received by Trustee shall, until used or applied as herein specified, be held in trust by Trustee for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee will be under no liability for interest on any moneys received by Trustee hereunder. GRANTOR SHALL REIMBURSE TRUSTEE FOR, INDEMNIFY, AND SAVE TRUSTEE HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) WHICH MAY BE INCURRED BY TRUSTEE IN THE PERFORMANCE OF TRUSTEE’S DUTIES UNDER THIS DEED OF TRUST (INCLUDING ANY LIABILITY AND EXPENSES RESULTING FROM TRUSTEE’S OWN NEGLIGENCE AND/OR STRICT
LIABILITY). The foregoing indemnity will not terminate upon release, foreclosure, or other termination of this Deed of Trust.
Section 8.02 Substitute Trustee. Beneficiary (or any agent, servicer, or special servicer acting on behalf of Beneficiary) may (without notice to Grantor) remove or replace Trustee, at any time, and/or from time to time, for any or no reason whatsoever, and Beneficiary (or any agent, servicer, or special servicer acting on behalf of Beneficiary) may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee or multiple successor trustees. Such appointment may be by instrument in writing, executed by any authorized agent or officer of Beneficiary, which need not be recorded to be effective, and all powers, rights, duties, and authority of Trustee, as set forth herein, shall thereupon become vested in such successor or successors. Such substitute trustee(s) shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Beneficiary. The procedure provided for in this Section 8.02 for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution by law or otherwise. If multiple successor trustees are appointed as permitted hereunder, each of them shall be empowered to act hereunder without the joinder of any other successor trustees.
ARTICLE IX
STATE-SPECIFIC PROVISIONS
Section 9.01 State-Specific Provisions Control. In the event of any conflict between the terms and provisions set forth in this Article IX and the other terms and provisions of this Deed of Trust, this Article IX shall control.
Section 9.03 No Oral Agreements. IN ACCORDANCE WITH SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, THE PARTIES ACKNOWLEDGE THAT

Exhibit 10.3
THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

Exhibit 10.3

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Exhibit 10.3
IN WITNESS HEREOF, Grantor has executed this Deed of Trust on the dates set forth in the acknowledgment below to be effective as of the date first set forth above.
Leoncito Project, L.L.C.
a Texas limited liability company

By:      Name:      Title:

STATE OF     §
§ COUNTY OF     §
This instrument was acknowledged before me on the      day of      by
    , the      of     , a
    , on behalf of said     , for the purposes and consideration therein stated.

Notary Public in and for the State of      [Seal]

Exhibit 10.3
EXHIBIT A LEGAL DESCRIPTION

Exhibit 10.3
EXHIBIT 7
FORM OF GUARANTY AGREEMENT
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP.

Exhibit 10.3
FORM OF GUARANTY AGREEMENT
THIS GUARANTY AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement") made and entered into as of
     , 2022, by ENCORE ENERGY CORP., a British Columbia corporation ("Guarantor"), in favor of EFR WHITE CANYON CORP., a Delaware corporation (together with its successors and permitted assigns, “Lender”).
RECITALS
A.ENCORE ENERGY US CORP., a Nevada corporation (“Acquireco”), [EFR Alta Mesa LLC], a Texas limited liability company (“Alta Mesa”), Leoncito Plant, L.L.C., a Texas limited liability company (“Plant”), Leoncito Restoration, L.L.C., a Texas limited liability company (“Restoration”), and Leoncito Project, L.L.C., a Texas limited liability company (“Project” and, together with Acquireco, Alta Mesa, Plant, and Restoration, individually and collectively, as the context requires, the “Maker”), has delivered to Lender a Secured Promissory Note dated as of the date hereof (as the same may hereafter be amended, restated, or otherwise modified from time to time, the “Note”) pursuant to which Lender has agreed to extend to Maker certain credit accommodations consisting of a loan or loans in the stated principal amount of $60,000,000 (collectively, the "Loan"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note.
B.In order to induce Lender to make the Loan, and as additional security for the Loan and all other monies to be advanced under the Note and the other Loan Documents, Guarantor has agreed to give this Agreement.
C.Lender has refused to make the Loan unless this Agreement is executed by Guarantor and delivered to Lender.
Agreement

NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby covenants and agrees as follows:
1.Guaranty. Guarantor hereby irrevocably, unconditionally and absolutely, guarantees to Lender the due and prompt payment (whether at stated maturity or earlier by acceleration or otherwise) and not just the collectability, of (a) all indebtedness, liabilities and other amounts and the due and prompt performance by Maker of all obligations to Lender arising under or relating to the terms of the Loan Documents of every kind, nature or description, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several including, without limitation, all attorneys' fees and all other costs of collection, to the extent that Maker becomes fully liable to Lender for such amounts under the terms of the Loan Documents, and any extensions, renewals, refinancings or modifications of, or substitutes or replacements for, the Note or the other Loan Documents and the amount of any payments made to Lender or another by or on behalf of Maker that are recovered from Lender by a trustee, receiver, creditor or other party pursuant to applicable federal or state law, and (b) out-of-pocket costs and expenses (including, without limitation, all attorneys’ fees and expenses) incurred in connection with the enforcement of the rights of Lender under this Agreement (the payment and performance of the items set forth in this Section being hereinafter collectively referred to as the "Indebtedness Guaranteed").

Exhibit 10.3
2.Incorporation of Loan Documents. The Loan Documents (other than this Agreement) are hereby made a part of this Agreement by reference thereto with the same force and effect as if fully set forth herein and, to the best of Guarantor's knowledge, all representations and warranties made by Maker in the Loan Documents are true and correct.
3.Representations and Warranties. In order to induce Lender to make the Loan, Guarantor makes the representations and warranties to Lender set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lender would not have agreed to make the Loan. Guarantor represents and warrants to Lender as follows:
a.Neither the execution and delivery of this Agreement nor the performance of the provisions of the agreements herein contained on the part of Guarantor will result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture, loan or credit agreement or other instrument to which Guarantor is subject or result in the violation of any law, rule, regulation, order, judgment or decree to which Guarantor is subject.
b.There are no (i) bankruptcy proceedings involving Guarantor and none is contemplated; (ii) dissolution proceedings involving Guarantor and none is contemplated; (iii) unsatisfied judgments of record against Guarantor; or (iv) tax liens filed against Guarantor or its assets.
c.This Agreement has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as to enforcement of remedies, as may be limited by bankruptcy, insolvency or similar laws affecting generally the exercise and enforcement of creditor's rights and remedies.
d.There are no judgments, suits, actions or proceedings at law or in equity or by or before any governmental instrumentality or agency now pending against or, to the best of Guarantor's knowledge, threatened against or affecting Guarantor or its assets, or both, nor has any judgment, decree or order been issued against Guarantor or its assets, or both.
e.No consent or approval of any regulatory authority having jurisdiction over Guarantor is necessary or required by law as a prerequisite to the execution, delivery and performance of the terms of this Agreement.
f.Guarantor is not, as of the date hereof, (i) in default in the payment or performance of any of its obligations in connection with borrowed money or any other major obligation, or (ii) in default under any other material contract or agreement to which Guarantor is a party.
4.Reserved.
5.Payments. All payments due under this Agreement are payable upon demand by Lender and shall be paid in the manner set forth in the Note or at such other place as Lender shall notify Guarantor in writing.
6.Absolute and Unconditional Guaranty. This Agreement and the obligations of Guarantor under this Agreement constitute an absolute, present and continuing guaranty of payment and performance and not of collectability. The obligations of Guarantor under this Agreement are in no way conditioned or contingent upon any action or omission by Lender or upon any other action, occurrence, or circumstance

Exhibit 10.3
whatsoever. It is expressly understood and agreed that the obligations of Guarantor hereunder are and shall

Exhibit 10.3

be absolute under any and all circumstances and shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim that Guarantor may have against Maker or Maker may have against Lender. Guarantor agrees that its liability hereunder shall be direct and immediate as a primary obligation and liability, irrespective of whether Lender has declared an Event of Default or commenced the exercise of any remedies under the Loan Documents, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the Indebtedness Guaranteed, or any portion thereof, without proceeding against Maker or any other person or entity, and/or without first foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the collateral for the Loan.
7.Waiver of Notice and Consent. The obligations of Guarantor hereunder shall remain in full force and shall not be impaired by: (a) any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the sums due under the Note, any other Loan Document; (b) any express or implied modification, renewal, extension or acceleration of or to the Note, any other Loan Document; (c) any exercise or non-exercise by Lender of any right or privilege under any of the Loan Documents or this Agreement; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Guarantor, Maker, or any affiliate of Maker or Guarantor, or any action taken with respect to this Agreement by any trustee or receiver or by any court in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing;
(e) any release, settlement, compromise, waiver or discharge of any claim of Lender against Maker or any Guarantor from liability under any of the Loan Documents; (f) any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, compound, collection, liquidation, waiver, modification, resort to, exercise or refrain from exercising any right Lender may have under any of the Loan Documents or any collateral, if any, described in any of the Loan Documents, this Agreement or otherwise, or any substitution with respect thereto; (g) any assignment or other transfer of any of the Loan Documents, in whole or in part; (h) any acceptance of partial performance of any of the obligations of Maker or Guarantor under any of the Loan Documents or this Agreement; (i) any consent to the transfer of any collateral, if any, described in any of the Loan Documents or otherwise; (j) any bid or purchase at any sale of the collateral, if any, described in any of the Loan Documents or otherwise; (k) any acceptance of additional security or guarantees of any kind; and (l) any additional loan or extension of credit to or for the benefit of Maker or Guarantor. Guarantor hereby agrees that Lender may from time to time without notice to or consent of Guarantor and upon such terms and conditions as Lender deems advisable take any of the above actions without affecting this Agreement.
8.Waiver of Defenses. Guarantor hereby unconditionally and absolutely waives the following defenses to enforcement of this Agreement: (a) any obligation on the part of Lender to protect, secure or insure any of the security given for the payment of the sums due under the Note and the other Loan Documents; (b) any defense arising by reason of the invalidity or unenforceability of any of the Loan Documents; (c) the release of any of the security given for the payment of the Note; (d) notice of acceptance of this Agreement by Lender; (e) notice of presentment, demands, demands for payment or performance, notice of non-performance, protests, notices of protest and notices of dishonor, notice of non-payment or partial payment and all other notices or formalities; (f) notice of any defaults under the Note or in the performance of any of the covenants and agreements contained therein or in any other Loan Document given as security for the Note; (g) any limitation or exculpation of liability on the part of Maker whether contained in the Note or otherwise; (h) the transfer or sale by Maker of the security, if any, given for the Note, the other Loan Documents or the Indebtedness Guaranteed or the diminution in value thereof; (i) any failure, neglect or omission on the part of Lender to realize on or protect the security, if any, given for the Note or the other Loan Documents; (j) any right to require that Lender

Exhibit 10.3
proceed against Maker or exercise its rights under the Loan Documents or exhaust its rights with respect to any security given in the Loan Documents prior to enforcing this Agreement; provided, however, at its sole discretion Lender may either in a separate action or an action pursuant to this Agreement pursue its remedies against Maker or any other

Exhibit 10.3

guarantor or surety, without affecting its rights under this Agreement; (k) notice to Guarantor of the existence of or the extending to Maker of the Loan; (l) any order, method or manner of application of any payments on the Loan, the Loan Documents or the Indebtedness Guaranteed; (m) any right to insist Lender disburse the full principal amount of the Note to Maker or the order, method, manner or amounts disbursed under the Note; (n) any defense arising by reason of the manner in which Lender has exercised its remedies;
(o) any right of subrogation and any rights to enforce any remedy which Lender now has or may hereafter have against Maker and any benefit of, and any right to participate in, any security now or hereafter held by Lender; (p) any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to Maker in respect of the Note or any other Loan Document; or (q) any setoff available against Lender to Maker whether or not on account of a related transaction. Guarantor further agrees that no act or thing, except for payment in full, which but for this provision might or could in law or in equity act as a release of the liabilities of Guarantor hereunder, shall in any way affect or impair this Agreement.
9.Deficiency. Guarantor expressly agrees that it shall be and remain liable for the Indebtedness Guaranteed to the extent that it constitutes a deficiency remaining after foreclosure of the security interest, if any, securing the Note, notwithstanding provisions of law that may prevent Lender from enforcing such deficiency against Maker.
10.Insolvency of Maker. The liability of Guarantor shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting Maker or any of its assets.
11.Subordination to Indebtedness Guaranteed; No Subrogation.
a.Any indebtedness of Maker to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation that Guarantor may have as a result of any payment by Guarantor under this Agreement), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Indebtedness Guaranteed. Until payment in full of the Indebtedness Guaranteed, Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Maker to Guarantor and hereby assign such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the U.S. Bankruptcy Code, including the right to vote on any plan of reorganization. Further, Guarantor agrees that until such payment in full of the Indebtedness Guaranteed, (a) Guarantor shall not accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender, (b) Guarantor will not take any action to exercise or enforce any rights to such contribution, and (c) if Guarantor should receive any payment, satisfaction or security for any indebtedness of Maker to Guarantor or for any contribution by any other guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Indebtedness Guaranteed and until so delivered, shall be held in trust for Lender as security for the Indebtedness Guaranteed.
b.In consideration of the benefits accruing to Guarantor from Maker, Guarantor hereby expressly waives all rights of subrogation, contribution, indemnification or other similar legal or equitable rights which Guarantor may now or hereafter otherwise be entitled to assert against

Exhibit 10.3
Maker, whether arising by contract, by operation of law (including, without limitation, any such right arising under the U.S. Bankruptcy Code) or otherwise with respect to or by reason of any payment by Guarantor under this Agreement or on account of the Loan in connection herewith.

Exhibit 10.3

Guarantor agrees that the payment of any amount or amounts by Guarantor pursuant to this Agreement shall not in any way entitle Guarantor whether at law, in equity or otherwise to any right to participate in any security held by Lender for the payment of the Indebtedness Guaranteed, any right to direct the application or disposition of any such security or any right to direct the enforcement of any such security.
c.Guarantor hereby agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any amount due under this Agreement or otherwise with respect to the Loan is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Maker, or for any other reason, whether by court order, administrative order or settlement, all as though such payment had not been made.
12.Maker's Financial Condition. Guarantor has knowledge of Maker's financial condition and affairs and of all other circumstances which bear upon the risk assumed by Guarantor under this Agreement. Guarantor hereby agrees to continue to keep itself informed thereof while this Agreement is in force and agree that Lender has no obligation to investigate the financial condition or affairs of Maker for the benefit of Guarantor or to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of Maker or any other circumstance which may bear upon Guarantor's risk hereunder which come to the knowledge of Lender at any time, whether or not Lender knows, believes or has reason to know or to believe that any such fact or change is unknown to Guarantor or might or does materially increase the risk of Guarantor hereunder.
13.Transfer of Assets. Guarantor shall not transfer any of its assets for the sole purpose of preventing Lender from satisfying any judgment rendered under this Agreement therefrom, either before or after the entry of any such judgment. In no event shall the foregoing prevent Guarantor from assigning, transferring, selling or disposing of assets in the ordinary course of its business, including granting security interests in connection with any financing transaction.
14.Release of Liability. Any one or more parties liable upon or in respect of this Agreement or any other guaranty in support of the obligations under the Note or the other Loan Documents may be released without affecting the liability of any party not so released.
15.Transfer of the Note and Loan Documents. This Agreement shall run with the Note and the other Loan Documents without the need for any further assignment of this Agreement to any subsequent holder of the Note or the need for any notice to Guarantor thereof. Upon endorsement or assignment of the Note to any subsequent holder, said subsequent holder of the Note may enforce this Agreement as if said holder had been originally named as a Lender hereunder.
16.Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.
17.Jurisdiction. Guarantor irrevocably (a) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in a court of record in the State of Texas or in the courts of the United States of America located in the State of Texas, (b) consent to the non-exclusive jurisdiction of each such court in any suit, action or proceeding, and (c) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against any security given to Lender by Maker, or against Maker personally, or against any property of Maker,

Exhibit 10.3
within any other state or commonwealth. Commencement of any such action or proceeding in any other state or commonwealth shall

Exhibit 10.3

not constitute a waiver of the agreement as to the laws of the state or commonwealth which shall govern the rights and obligations of Guarantor and Lender hereunder.
18.Guarantor Not Released. No delay or omission of Lender to exercise any of its rights and remedies under this Agreement or any other Loan Document at any time following the happening of an Event of Default, as defined in the Note, shall constitute a waiver of the right of Lender to exercise such rights and remedies at a later time by reason of such Event of Default or by reason of any subsequently occurring Event of Default. The acceptance by Lender of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.
19.Captions. The captions to the Sections of this Agreement are for convenience only and shall not be deemed part of the text of the respective Sections and shall not vary, by implication or otherwise, any of the provisions of this Agreement
20.Severability. The parties hereto intend and believe that each provision of this Agreement comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Agreement is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of the Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provision was not contained therein, and the rights, obligations and interests of any Guarantor and Lender under the remainder of this Agreement shall continue in full force and effect.
21.Successors and Assigns. The provisions of this Agreement shall be binding upon Guarantor and upon Guarantor's heirs, administrators, representatives, executors, successors and assigns and shall inure to the benefit of Lender and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Agreement.
22.Remedies Cumulative. The remedies of Lender as provided in this Agreement and the Loan Documents and the warranties contained herein or therein shall be cumulative and concurrent, may be pursued singly, successively or together at the sole discretion of Lender, may be exercised as often as occasion for their exercise shall occur and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of such right or remedy. No remedy under this Agreement or under any other Loan Document conferred upon or reserved to Lender is intended to be exclusive of any other remedy provided in this Agreement or in any other Loan Document or provided by law, but each shall be cumulative and shall be in addition to every other remedy given under this Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute.
23.No Oral Modification. No waiver, amendment, release or modification of this Agreement shall be made orally or shall be established by conduct, custom or course of dealing but only by an instrument in writing duly executed by Lender and Guarantor.
24.Notices. All notices and other communications in respect of this Agreement (including, without limitation, any modifications of, or requests, waivers or consents under, this Agreement) shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the other party,

Exhibit 10.3
(b) the next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed as set forth below, as applicable, provided that the sending party receives confirmation of delivery from such delivery service or (c) three (3) Business Days after deposit with the United States Post Office, postage prepaid, addressed to Guarantor at enCore Energy Corp. 101 N. Shoreline Blvd., Suite 450, Corpus

Exhibit 10.3

Christi, TX 78401, Attention: Paul Goranson; or to the Lender at Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado 80228, attention: David Frydenlund, or at such other address as such party may designate by three (3) days’ advance written notice to the other party.
25.Joint and Several Liability. The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of Guarantor and any other guarantor, if any, of the Indebtedness Guaranteed and shall constitute the joint and several obligations of Guarantor and any such guarantor and shall be fully binding upon and enforceable against Guarantor and each such guarantor. Neither the death nor release of Guarantor or any other guarantor, if any, of the Indebtedness Guaranteed shall affect or release the joint and several liability of any other person or party. Lender may at its option enforce this Agreement against Guarantor, and Lender shall not be required to resort to enforcement against any other guarantor, if any, of the Indebtedness Guaranteed and the failure to proceed against or join any such guarantor shall not affect the joint and several liability of any other guarantor.
26.WAIVER OF JURY TRIAL. LENDER BY ITS ACCEPTANCE HEREOF AND GUARANTOR HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER IN EXTENDING CREDIT TO MAKER, THAT LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT GUARANTOR HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.
27.Effectiveness. This Agreement and the other Loan Documents constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement.

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Exhibit 10.3
IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.

GUARANTOR:

ENCORE ENERGY CORP.
By:      Name:
Title:

Exhibit 10.3
EXHIBIT 8
FORM OF SIDE LETTER
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP.

Exhibit 10.3
ENCORE ENERGY, INC.
Date: [    ] [ ], 2022 Energy Fuels Inc.
225 Union Blvd., Suite 600
Lakewood, Colorado 80228 Attention: David Frydenlund
Email: dfrydenlund@energyfuels.com Ladies and Gentlemen:
This letter agreement (this “Letter Agreement”) is being delivered pursuant to that certain
Secured Convertible Promissory Note, dated the date hereof (the “Note”), by and among Encore Energy US Corp., a Nevada corporation (“Acquireco”), EFR Alta Mesa LLC, a Texas limited liability company (“Alta Mesa”), Leoncito Plant, L.L.C., a Texas limited liability company (“Plant”), Leoncito Restoration, L.L.C., a Texas limited liability company (“Restoration”), and Leoncito Project, L.L.C., a Texas limited liability company (“Project” and, together with Acquireco, Alta Mesa, Plant, and Restoration, individually and collectively, as the context requires, the “Maker”), enCore Energy Corp., a British Columbia corporation (“enCore”), and EFR White Canyon Corp., a Delaware corporation (“Payee”). Capitalized terms used but not otherwise defined in this Letter Agreement will have the respective meanings set forth in the Note.
As a condition and inducement to the willingness of the each Maker and enCore to enter into the Note and incur the obligations set forth therein, each of enCore, Energy Fuels, Inc., an Ontario corporation (“Energy Fuels”), and Seller hereby acknowledge and agree as follows:

1.Restrictions on Transfer. Without the prior written consent of enCore (which consent may be granted or withheld in its sole discretion), and except as expressly permitted by Section 2 of this Letter Agreement, Seller hereby agrees that it will not (and Energy Fuels shall cause Seller not to), during the period beginning on the date of this Letter Agreement and ending on the later to occur of (x) the date Seller ceases to own any Conversion Shares (without violating any of the provisions of this Section 1) and (y) the date the Note is prepaid in full (the “Transfer Restriction Period”), directly or indirectly, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of or transfer, any Conversion Shares, (B) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Conversion Shares, whether any such swap, hedge or transaction is to be settled by delivery of Conversion Shares or other securities, in cash or otherwise, or (C) publicly disclose the intention to make any such offer, pledge, sale or disposition, or to enter into any such swap, hedge, transaction or other arrangement. Each of Seller and Energy Fuels represents and warrants to enCore that, as of the date hereof, neither Seller, Energy Fuels nor any of their Affiliates has taken any action prohibited by this Section 1.

Exhibit 10.3
2.Leak-Out Provisions; Short Sale Restriction. Notwithstanding Section 1, Seller shall be permitted to offer, sell, or contract to sell during the Transfer Restriction Period (a) a number

Exhibit 10.3
of Conversion Shares resulting from the conversion of up to ten million United States dollars ($10,000,000.00) of the principal amount of the Note in any given thirty (30) day period,
(b) negotiated off-market “block trade” or “cross trade” sales each to a single purchaser, provided that, at least one hundred thousand (100,000) Conversion Shares are sold in each such sale, and (c) a secondary distribution of Conversion Shares in a transaction that is underwritten by a registered broker or dealer. Seller shall comply with all applicable laws (including, without limitation, securities laws) in connection with any sales permitted under this Section 2. During the Transfer Restriction Period, Energy Fuels shall not (and shall cause its affiliates not to) engage in any short sales, whether hedged or unhedged, involving Common Shares. In addition, notwithstanding anything in Section 1 or the limitations noted in Section 2, Energy Fuels or Seller shall be permitted to tender any Conversion Shares held by it to a take-over bid or to vote in favour of a plan of arrangement or similar transaction involving the acquisition of enCore in respect of any such transaction, provided at the time of such tender or vote none of Energy Fuels, Seller or any of their affiliates have breached or violated Section 3 of this Letter Agreement.
As used in this Letter Agreement, “Conversion Shares” shall mean any Common Shares issued or to be issued upon a conversion of principal of the Note pursuant to Section 4 thereof, and shall also include any other securities of enCore or any other Person resulting from any reclassification, merger, consolidation, subdivision, stock split of Common Stock or any dividend of any stock or other equity interest paid to holders of Common Stock, and “Person” shall mean any corporation, limited liability company, partnership, trust or other entity.

3.Standstill Provisions. Without the prior written consent of enCore (which consent may be granted or withheld in its sole discretion), during the period beginning on the date of this Letter Agreement and ending on the earlier of (i) the date that Seller ceases to “beneficially own” (as defined in Rule 13d-3 under the Exchange Act) at least five percent (5%) of all of the outstanding Common Stock (without violating any of the provisions of Section 1), and
(ii)the end of the Transfer Restriction Period, it and its affiliates will not, and will cause its representatives acting on its behalf and its affiliates not to, directly or indirectly, acting alone or in concert with others:

(i)    acquire, or offer or agree to acquire, directly or indirectly, by purchase or otherwise, any debt or equity securities of enCore or its subsidiaries (or direct or indirect rights or options to acquire any debt or equity securities (other than Conversion Shares issued pursuant to the Note) of enCore or its subsidiaries or any derivative securities, swaps or similar instruments relating to any debt or equity securities of enCore);
(ii)    directly or indirectly, in any way solicit proxies or consents or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended) of proxies or consents to vote, or seek to advise or influence any Person with respect to the voting of any, securities of enCore with regard to any matter;
(iii)    seek to control or influence the management or board of directors of enCore with respect to the policies of enCore, seek to advise, encourage or influence any Person with respect to the voting of any securities of enCore or seek to induce or in any manner to assist any other Person to initiate any stockholder proposal with

Exhibit 10.3

Exhibit 10.3

respect to the securities of enCore, any change of control of enCore or for the purpose of convening a meeting of stockholders of enCore or to initiate any tender or exchange offer for securities of enCore;
(iv)    except with respect to Conversion Shares issued pursuant to the Note, acquire or agree to acquire, by purchase or otherwise, any Common Stock or other securities of enCore;
(v)    without the prior written consent of the board of directors of enCore, make any public announcement (except as required by law or stock exchange policy) or make any written or oral proposal relating to a tender or exchange offer for securities of enCore, a merger, consolidation, business combination (or other similar transaction that would result in a change of control), recapitalization, sale of assets, liquidation, dissolution or other extraordinary corporate transaction between Energy Fuels or any of its affiliates and enCore (each such transaction being referred to herein as an “Acquisition”) or take any action that might require enCore to make a public announcement regarding any Acquisition;
(vi)    deposit any securities of enCore in a voting trust or subject any securities of enCore to any arrangement, agreement or understanding with respect to the voting of securities of enCore; or
(vii)form, join or in any way participate in a partnership, limited partnership, syndicate or other group (or otherwise act in concert with any other Person) for the purpose of acquiring, holding, voting or disposing of any securities of enCore or taking any other actions restricted or prohibited under clauses (i) through (vi) of this Section 3.
Nothing in the foregoing shall prohibit (A) Seller from exercising any of its rights under the Note or the other Loan Documents or that certain Membership Interest Purchase Agreement, dated [•], 2022, by and among, enCore, AcquireCo, and Seller,
(B) Seller from freely voting (or executing consents or proxies with respect to) the Conversion Shares with respect to any matter not arising out of a violation of this Section 3, (C) Energy Fuels from engaging in ordinary course private discussions with enCore, (D) Energy Fuels from making any request (but only privately to the board of directors of enCore) for any amendments, waivers, consents under or agreement not to enforce this Section 3 or (E) Energy Fuels or Seller from tendering to a take-over bid or voting in favour of a plan of arrangement or similar transaction involving the acquisition of enCore or entering into a lock-up or voting agreement in respect of any such transaction.
4.Foreign Private Issuer Status. enCore is, and shall be on the date the Note is issued, a “foreign private issuer” as defined in Rule 405 of the U.S. Securities Act of 1933, as amended.
5.This Letter Agreement may not be amended, modified, or supplemented except by an instrument in writing signed by the parties hereto.

Exhibit 10.3
6.This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Unless, enCore has consented in writing (which consent may be granted or denied in enCore’s sole discretion), Seller and

Exhibit 10.3

Energy Fuels shall not assign, transfer or delegate all or any portion of its rights or obligations under this Letter Agreement and any purported assignment in violation of the terms hereof shall be null and void ab initio.
7.Seller and Energy Fuels acknowledge and agree that remedies at law will be inadequate to protect enCore and its subsidiaries from any actual or threatened breach of this Letter Agreement by Seller, Energy Fuels or their representations and, without prejudice to the rights and remedies otherwise available to enCore and its subsidiaries, each of Seller and Energy Fuels agree to the granting of injunctive relief, specific performance or other equitable relief in favor of enCore and its subsidiaries without proof of actual damages and to waive, and to cause its representatives to waive, any requirement for the securing or posting of any bond in connection with such remedy to the extent permitted by applicable law.
8.The provisions of Sections 16, 17, 22, and 23 of the Secured Convertible Promissory Note are incorporated by reference into this letter agreement, mutatis mutandis.
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Exhibit 10.3
EXHIBIT 9
FORM OF ENERGY FUELS HOLDINGS CORP. GUARANTY
ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMBERSHIP INTEREST PURCHASE AGREEMENT DATED NOVEMBER 13, 2022, BY AND AMONG EFR WHITE CANYON CORP., ENCORE ENERGY CORP., AND ENCORE ENERGY US CORP

Exhibit 10.3
FORM OF GUARANTY AGREEMENT
THIS GUARANTY AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement") made and entered into as of
, 2022, by ENERGY FUELS HOLDINGS CORP., a Delaware corporation (“Guarantor”), in favor of ENCORE ENERGY US CORP., a Nevada corporation (together with its successors and permitted assigns, “Beneficiary”).
RECITALS
A.EFR WHITE CANYON CORP., a Delaware corporation (“Seller”), Beneficiary, and enCore Energy Corp., a British Columbia corporation, have entered into that certain Membership Interest Purchase Agreement dated as of [●] (as amended, supplemented and otherwise modified from time to time, the “Purchase Agreement”).
B.In order to induce Beneficiary to enter into the Purchase Agreement, Guarantor has agreed to give this Agreement.
C.Beneficiary has refused to enter into the Purchase Agreement unless this Agreement is executed by Guarantor and delivered to Beneficiary.
Agreement

NOW THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby covenants and agrees as follows:
1.Capitalized terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.
2.Guaranty. Guarantor hereby irrevocably, unconditionally and absolutely, guarantees to Beneficiary the due and prompt payment and not just the collectability, of (a) all of Seller’s indemnification obligations under Section 9.01 of the Purchase Agreement and (b) out-of-pocket costs and expenses (including, without limitation, all attorneys' fees and expenses) incurred in connection with the enforcement of the rights of Beneficiary under this Guarantee (the payment and performance of the items set forth in this Section being hereinafter collectively referred to as the "Obligations Guaranteed"). Subject to Section 9, this Agreement shall automatically terminate on, and no longer be in full force and effect (and the Guarantor shall have no further obligations hereunder or in connection herewith) following, the earliest to occur of: (i) the date Seller has paid or otherwise satisfied obligations under the Purchase Agreement in an aggregate amount equal to One Hundred Twenty Million Dollars ($120,000,000); and (ii) the six-year anniversary of the date first written above (the date described in this clause (ii) being the “Survival Date”). It is understood and agreed that notwithstanding any such termination of this Agreement pursuant to the foregoing clause (ii), if a claim has been validly made hereunder prior to the Survival Date and any portion thereof has not been settled, resolved or paid in full prior to the Survival Date, this Agreement shall survive solely with respect to the obligations of Seller under the Purchase Agreement covering such portion until such claim is settled, resolved or paid in full, at which time the obligations and liabilities of Guarantor under this Agreement with respect thereto shall terminate and be of no further force and effect.
3.Incorporation of Purchase Agreement. The Purchase Agreement is hereby made a part of this Agreement by reference thereto with the same force and effect as if fully set forth herein and, to the

Exhibit 10.3
best of Guarantor's knowledge, all representations and warranties made by Seller in the Purchase Agreement are true and correct.
4.Representations and Warranties. In order to induce Beneficiary to enter into the Purchase Agreement, Guarantor makes the representations and warranties to Beneficiary set forth in this Section 4. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Beneficiary would not have agreed to enter into the Purchase Agreement. Guarantor represents and warrants to Beneficiary as follows:
a.Neither the execution and delivery of this Agreement nor the performance of the provisions of the agreements herein contained on the part of Guarantor will result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture, loan or credit agreement or other instrument to which Guarantor is subject or result in the violation of any law, rule, regulation, order, judgment or decree to which Guarantor is subject.
b.There are no (i) bankruptcy proceedings involving Guarantor and none is contemplated; (ii) dissolution proceedings involving Guarantor and none is contemplated; (iii) unsatisfied judgments of record against Guarantor; or (iv) tax liens filed against Guarantor or its assets.
c.This Agreement has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as to enforcement of remedies, as may be limited by bankruptcy, insolvency or similar laws affecting generally the exercise and enforcement of creditor's rights and remedies.
d.There are no judgments, suits, actions or proceedings at law or in equity or by or before any governmental instrumentality or agency now pending against or, to the best of Guarantor's knowledge, threatened against or affecting Guarantor or its assets, or both, nor has any judgment, decree or order been issued against Guarantor or its assets, or both.
e.No consent or approval of any regulatory authority having jurisdiction over Guarantor is necessary or required by law as a prerequisite to the execution, delivery and performance of the terms of this Agreement.
f.Guarantor is not, as of the date hereof, (i) in default in the payment or performance of any of its obligations in connection with borrowed money or any other major obligation, or (ii) in default under any other material contract or agreement to which Guarantor is a party.
5.Payments. All payments due under this Agreement are payable upon demand by Beneficiary and shall be paid by wire transfer of freely transferable funds to Beneficiary.
6.Absolute and Unconditional Guaranty. This Agreement and the obligations of Guarantor under this Agreement constitute an absolute, present and continuing guaranty of payment and performance and not of collectability. The obligations of Guarantor under this Agreement are in no way conditioned or contingent upon any action or omission by Beneficiary or upon any other action, occurrence, or circumstance whatsoever. It is expressly understood and agreed that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances and shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim that Guarantor may have against Seller or Seller may have against Beneficiary. Guarantor agrees that its liability hereunder shall be direct and

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Exhibit 10.3
immediate as a primary obligation and liability, irrespective of whether Beneficiary has commenced the exercise of any

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Exhibit 10.3

remedies under the Purchaser Agreement (other than delivery of notice under Section 11.02 of the Purchaser Agreement), Beneficiary may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the Obligations Guaranteed, or any portion thereof, without proceeding against Seller or any other person or entity.
7.Waiver of Notice and Consent. The obligations of Guarantor hereunder shall remain in full force and shall not be impaired by: (a) any agreement extending or otherwise altering the Obligations Guaranteed; (b) any express or implied amendment, modification, or waiver of the Purchase Agreement;
(c) any exercise or non-exercise by Beneficiary of any right or privilege under the Purchase Agreement; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Guarantor, Seller, or any affiliate of Seller or Guarantor, or any action taken with respect to this Agreement by any trustee or receiver or by any court in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing; (e) any release, settlement, compromise, waiver or discharge of any claim of Beneficiary against Seller from liability under the Purchase Agreement; (f) any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, compound, collection, liquidation, waiver, modification, resort to, exercise or refrain from exercising any right Beneficiary may have under the Purchase Agreement, this Agreement or otherwise, or any substitution with respect thereto; (g) any assignment or other transfer of any of the Purchase Agreement, in whole or in part; (h) any acceptance of partial performance of any of the Obligations Guaranteed of Seller under the Purchase Agreement or Guarantor under this Agreement; and
(i) any acceptance of additional security or guarantees of any kind with respect to the Guaranteed Obligations. Guarantor hereby agrees that Beneficiary may from time to time without notice to or consent of Guarantor and upon such terms and conditions as Beneficiary deems advisable take any of the above actions without affecting this Agreement.
8.Waiver of Defenses. Guarantor hereby unconditionally and absolutely waives the following defenses to enforcement of this Agreement: (a) any obligation on the part of Beneficiary to protect, secure or insure any of the security given for the Obligations Guaranteed; (b) any defense arising by reason of the invalidity or unenforceability of the Purchase Agreement; (c) the release of any of the security given for the payment of the Obligations Guaranteed ; (d) notice of acceptance of this Agreement by Beneficiary; (e) notice of presentment, demands, demands for payment or performance, notice of non- performance, protests, notices of protest and notices of dishonor, notice of non-payment or partial payment and all other notices or formalities; (f) notice of any breach under the Purchase Agreement or in the performance of any of the covenants and agreements contained therein other than notice pursuant to Section
11.02 of the Purchase Agreement; (g) any limitation or exculpation of liability on the part of Seller whether contained in the Purchase Agreement or otherwise; (h) the transfer or sale by Seller of the security, if any, given for the Obligations Guaranteed or the diminution in value thereof; (i) any failure, neglect or omission on the part of Beneficiary to realize on or protect the security, if any, given for Obligations Guaranteed; (j) any right to require that Beneficiary proceed against Seller or exercise its rights under the Purchase Agreement prior to enforcing this Agreement; provided, however, at its sole discretion Beneficiary may either in a separate action or an action pursuant to this Agreement pursue its remedies against Seller or any other guarantor or surety, without affecting its rights under this Agreement; (k) notice to Guarantor of the existence of the Purchase Agreement; (l) any defense arising by reason of the manner in which Beneficiary has exercised its remedies; (o) any right of subrogation and any rights to enforce any remedy which Beneficiary now has or may hereafter have against Seller and any benefit of, and any right to participate in, any security now or hereafter held by Beneficiary; (p) any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-

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Exhibit 10.3
deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to Seller in respect of the Purchase Agreement or the Obligations Guaranteed; or (q) any setoff available against Beneficiary to Seller whether or not on account of a related transaction. Guarantor further agrees that no act or thing, except for payment in full, which but for this provision might or could in law or in equity act as a release of the liabilities of

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Exhibit 10.3

Guarantor hereunder, shall in any way affect or impair this Agreement. Insolvency of Seller. The liability of Guarantor shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting Seller or any of its assets.
9.No Subrogation. In consideration of the benefits accruing to Guarantor from Seller, Guarantor hereby expressly waives all rights of subrogation, contribution, indemnification or other similar legal or equitable rights which Guarantor may now or hereafter otherwise be entitled to assert against Seller, whether arising by contract, by operation of law (including, without limitation, any such right arising under the U.S. Bankruptcy Code) or otherwise with respect to or by reason of any payment by Guarantor under this Agreement or on account of the Purchase Agreement in connection herewith. Guarantor hereby agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any amount due under this Agreement or otherwise with respect to the Purchase Agreement is rescinded or must otherwise be restored or returned by Beneficiary upon the insolvency, bankruptcy or reorganization of Seller, or for any other reason, whether by court order, administrative order or settlement, all as though such payment had not been made
10.Seller’s Financial Condition. Guarantor has knowledge of Seller’s financial condition and affairs and of all other circumstances which bear upon the risk assumed by Guarantor under this Agreement. Guarantor hereby agrees to continue to keep itself informed thereof while this Agreement is in force and agree that Beneficiary has no obligation to investigate the financial condition or affairs of Seller for the benefit of Guarantor or to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of Seller or any other circumstance which may bear upon Guarantor's risk hereunder which come to the knowledge of Beneficiary at any time, whether or not Beneficiary knows, believes or has reason to know or to believe that any such fact or change is unknown to Guarantor or might or does materially increase the risk of Guarantor hereunder.
11.Transfer of Assets. Guarantor shall not transfer any of its assets for the sole purpose of preventing Beneficiary from satisfying any judgment rendered under this Agreement therefrom, either before or after the entry of any such judgment. In no event shall the foregoing prevent Guarantor from assigning, transferring, selling or disposing of assets in the ordinary course of its business, including granting security interests in connection with any financing transaction.
12.Release of Liability. Any one or more parties liable upon or in respect of this Agreement or any other guaranty in support of the Obligations Guaranteed may be released without affecting the liability of any party not so released.
13.Transfer of the Purchase Agreement. This Agreement shall run with the Purchase Agreement without the need for any further assignment of this Agreement to any subsequent holder of the Purchase Agreement or the need for any notice to Guarantor thereof. Upon endorsement or assignment of the Purchase Agreement to any subsequent holder, said subsequent holder of the Purchase Agreement may enforce this Agreement as if said holder had been originally named as a Beneficiary hereunder.
14.Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.
15.Jurisdiction. Guarantor irrevocably (a) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in a court of record in the State of

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Exhibit 10.3
Texas or in the courts of the United States of America located in the State of Texas, (b) consent to the non-exclusive jurisdiction of each such court in any suit, action or proceeding, and (c) waive any objection which it may

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Exhibit 10.3

have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Nothing contained herein shall prevent Beneficiary from bringing any action or exercising any rights against any security given to Beneficiary by Seller, or against Seller personally, or against any property of Seller, within any other state or commonwealth. Commencement of any such action or proceeding in any other state or commonwealth shall not constitute a waiver of the agreement as to the laws of the state or commonwealth which shall govern the rights and obligations of Guarantor and Beneficiary hereunder.
16.Guarantor Not Released. No delay or omission of Beneficiary to exercise any of its rights and remedies under this Agreement or the Purchase Agreement shall constitute a waiver of the right of Beneficiary to exercise such rights and remedies at a later time. The acceptance by Beneficiary of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Beneficiary’s right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.
17.Captions. The captions to the Sections of this Agreement are for convenience only and shall not be deemed part of the text of the respective Sections and shall not vary, by implication or otherwise, any of the provisions of this Agreement
18.Severability. The parties hereto intend and believe that each provision of this Agreement comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Agreement is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of the Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provision was not contained therein, and the rights, obligations and interests of any Guarantor and Beneficiary under the remainder of this Agreement shall continue in full force and effect.
19.Successors and Assigns. The provisions of this Agreement shall be binding upon Guarantor and upon Guarantor's heirs, administrators, representatives, executors, successors and assigns and shall inure to the benefit of Beneficiary and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Agreement.
20.Remedies Cumulative. The remedies of Beneficiary as provided in this Agreement and the Purchase Agreement and the warranties contained herein or therein shall be cumulative and concurrent, may be pursued singly, successively or together at the sole discretion of Beneficiary, may be exercised as often as occasion for their exercise shall occur and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of such right or remedy. No remedy under this Agreement or under the Purchase Agreement conferred upon or reserved to Beneficiary is intended to be exclusive of any other remedy provided in this Agreement or the Purchase Agreement or provided by law, but each shall be cumulative and shall be in addition to every other remedy given under this Agreement or the Purchase Agreement or now or hereafter existing at law or in equity or by statute.
21.No Oral Modification. No waiver, amendment, release or modification of this Agreement shall be made orally or shall be established by conduct, custom or course of dealing but only by an instrument in writing duly executed by Beneficiary and Guarantor.

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Exhibit 10.3
22.Notices. All notices and other communications in respect of this Agreement (including, without limitation, any modifications of, or requests, waivers or consents under, this Agreement) shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the other party, (b) the

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Exhibit 10.3
next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed as set forth below, as applicable, provided that the sending party receives confirmation of delivery from such delivery service or (c) three (3) Business Days after deposit with the United States Post Office, postage prepaid, addressed to Guarantor at Energy Fuels Holdings Corp., 225 Union Blvd., Suite 600, Lakewood, Colorado 80228, attention: David Frydenlund or to Beneficiary at enCore Energy US Corp. 101 N. Shoreline Blvd., Suite 450, Corpus Christi, TX 78401, Attention: Paul Goranson, or at such other address as such party may designate by three (3) days’ advance written notice to the other party.
23.Joint and Several Liability. The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of Guarantor and any other guarantor, if any, of the Indebtedness Guaranteed and shall constitute the joint and several obligations of Guarantor and any such guarantor and shall be fully binding upon and enforceable against Guarantor and each such guarantor. Neither the death nor release of Guarantor or any other guarantor, if any, of the Indebtedness Guaranteed shall affect or release the joint and several liability of any other person or party. Beneficiary may at its option enforce this Agreement against Guarantor, and Beneficiary shall not be required to resort to enforcement against any other guarantor, if any, of the Indebtedness Guaranteed and the failure to proceed against or join any such guarantor shall not affect the joint and several liability of any other guarantor.
24.WAIVER OF A JURY TRIAL. BENEFICIARY BY ITS ACCEPTANCE HEREOF AND GUARANTOR HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO BENEFICIARY IN ENTERING INTO THE PURCHASE AGREEMENT WITH SELLER AND THAT BENEFICIARY WOULD NOT HAVE ENTERED INTO THE PURCHASE AGREEMENT WITHOUT THIS JURY TRIAL WAIVER, AND THAT GUARANTOR HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.
25.Effectiveness. This Agreement and the other Loan Documents constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement.

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Exhibit 10.3
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Exhibit 10.3

IN WITNESS WHEREOF, the Guarantor has executed this Agreement as of the date first written above.

GUARANTOR:

ENERGY FUELS HOLDINGS CORP.
By:      Name:          Title:

Exhibit 10.3

Signature Page Guaranty